Exhibit 4.5

TELENET ADDITIONAL FACILITY AJ ACCESSION AGREEMENT
TERM LOAN AJ FACILITY

To:	The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent

From:	The Telenet Additional Facility AJ Lender
Date: 13 December 2017
TELENET BVBA - Credit Agreement
dated 1 August 2007, as amended
from time to time (the Credit Agreement)

1.	In this Agreement:
Borrower in relation to the Term Loan AJ Facility means Telenet International Finance S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg with its registered office at 2, rue Peternelchen, L - 2370 Howald, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B.155.066.
Existing Security Provider means each of Telenet BVBA (the “Company”), the Borrower, Telenet Financing USD LLC, Telenet Group Holding NV, having its registered office at Neerveldstraat 105, B-1200 Sint-Lambrechts-Woluwe, Belgium and registered with the Crossroads Bank for Enterprises under number 0477.702.333 (RPR/RPM Brussels), Telenet Group BVBA , having its registered office at Neerveldstraat 105, B-1200 Sint-Lambrechts-Woluwe, Belgium and registered with the Crossroads Bank for Enterprises under number 0462.925.669 (RPR/RPM Brussels) and Telenet Vlaanderen NV, having its registered office at Liersesteenweg 4, 2800 Mechelen, Belgium and registered with the Crossroads Bank for Enterprises under number 0458.840.088 (RPR/RPM Mechelen).
Indenture means the indenture, dated on or about the date of this Agreement, among, inter alia, the Telenet Additional Facility AJ Lender as issuer, and The Bank of New York Mellon, London Branch, as trustee, as may be amended from time to time.
Liberty Global Reference Agreement means any or all of (i) the credit agreement dated 19 April 2017 between, among others, Virgin Media Investment Holdings Limited as company and The Bank of Nova Scotia as facility agent; (ii) the credit agreement dated 24 July 2014 between (among others) Unitymedia Hessen GmbH & Co. KG as borrower and The Bank of Nova Scotia as facility agent; (iii) the credit agreement dated 27 January 2014 between (among others) Ziggo B.V. as borrower and The Bank of Nova Scotia as facility agent; (iv) the credit agreement dated 28 September 2006 between (among others) All3Media Finance Limited as borrower and The Royal Bank of Scotland PLC as facility agent; (v) the credit agreement dated 5 March 2015 between (among others) Ziggo Secured Finance B.V. as SPV borrower and The Bank of Nova Scotia as facility agent; (vi) the indenture dated 23 December 2015 in respect of the €420,000,000 4.625% senior secured notes due 2026 issued by Unitymedia Hessen GMBH & Co KG and Unitymedia NRW GmbH; (vii) Annex I (Additional Definitions) and Annex II (Covenants) of the credit agreement dated 16 May 2016 entered into between, among others, LGE Coral Holdco Limited as finco, Sable International Finance Limited and Coral-US Co-Borrower

LLC as initial borrowers and The Bank of Nova Scotia as administrative agent and (to the extent not covered in the Annexes) the specific provisions relating to that credit agreement set out in Schedule 4 (Amendments, Waivers, Consents and Other Modifications), Schedule 5 (Further Amendments, Waivers, Consents and Other Modifications), Schedule 6 (Additional Amendments, Waivers, Consents and Other Modifications), Schedule 7 (Fourth Amendments, Waivers, Consents and Other Modifications), Schedule 8 (Fifth Amendments, Waivers, Consents and Other Modifications), Schedule 9 (Sixth Amendments, Waivers, Consents and Other Modifications) and Schedule 10 (Seventh Amendments, Waivers, Consents and Other Modifications) of this Agreement; (viii) the facilities agreement dated 6 October 2016 in respect of the advance of certain proceeds of the £350,000,000 5.5% receivables financing notes due 2024 issued by Virgin Media Receivables Financing Notes I Designated Activity Company; (ix) the indenture dated 23 September 2016 in respect of the $2,000,000,000 5.5% senior secured notes due 2027 and the €775,000,000 4.25% senior secured notes due 2027 issued by Ziggo Secured Finance B.V.; (x) the indenture dated 1 February 2017 in respect of the £675,000,000 5% senior secured notes due 2027 issued by Virgin Media Secured Finance PLC; (xi) the indenture dated 21 June 2017 in respect of the €635,000,000 3⅞% senior notes due 2029 issued by UPC Holding B.V.; (xii) the credit agreement dated 16 December 2016 between (among others) UPC Broadband Holding B.V. as borrower and The Bank of Nova Scotia as facility agent, (xiii) the indenture dated 16 August 2017 in respect of the $700,000,000 6.875% senior notes due in 2027 issued by C&W Senior Financing Designated Activity Company and (xiv) the indenture dated 18 October 2017 in respect of the $550,000,000 million 5.500% senior notes due 2028 issued by UPC Holding B.V. (in each case as amended from time to time up to the date of this Agreement).
Notes means the $1,000,000,000 aggregate principal amount of 5.500 % fixed rate notes due 2028 and issued on or about the date of this Agreement by the Telenet Additional Facility AJ Lender pursuant to the Indenture.
Proposed Amendments means the amendments, waivers, consents and other modifications contemplated by Clauses 27 and 28 of this Agreement.
Refinancing means the repayment of outstanding amounts under Telenet Additional Facilities AH, AI and AI2 of the Credit Agreement (including the payment of any related prepayment premium).
Related Agreements means (i) the fee letter agreement, dated on or about the date of this Agreement, by and among the Telenet Additional Facility AJ Lender, the Borrower and Telenet Group BVBA relating to the payment of certain fees to the Telenet Additional Facility AJ Lender by the Borrower and (ii) the service agreement, dated on or about the date of this Agreement, by and among the Telenet Additional Facility AJ Lender, the Borrower and Telenet Group BVBA in respect of, among other things, the reimbursement by the Borrower of certain ongoing obligations of the Telenet Additional Facility AJ Lender.
Telenet Additional Facility AJ Lender means Telenet Finance Luxembourg Notes S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg with its registered office at 2, rue Peternelchen, L - 2370 Howald, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B219682.
Telenet Additional Facility AJ-B Accession Agreement means a Telenet Additional Facility Accession Agreement in substantially the form set out in Schedule 11 entered into by the parties thereto in accordance with Clause 20 below.
Telenet Additional Facility AJ-B Borrower means the borrower under the Term Loan AJ-B Facility.

Telenet Additional Facility AJ-B Lender means a financing company or designated notes issuer incorporated under the laws of Belgium and established for the purpose, among others, of assuming the Telenet Additional Facility AJ Lender’s obligations under the Notes.
Term Loan AJ Facility means the $1,000,000,000 term loan facility made available by the Telenet Additional Facility AJ Lender under this Agreement.
Term Loan AJ Facility Commitment means, in relation to the Telenet Additional Facility AJ Lender, the amount in U.S. Dollars set opposite its name under the heading “Term Loan AJ Facility Commitment” in Schedule 1 of this Agreement, and any such Term Loan AJ Commitment transferred to or assumed by it under the Credit Agreement, in each case, to the extent not cancelled, transferred, or reduced under the Credit Agreement.
Term Loan AJ Facility Loan means a U.S. Dollars denominated loan made to the Borrower by the Telenet Additional Facility AJ Lender under the Term Loan AJ Facility.
Term Loan AJ-B Facility means the $1,000,000,000 term loan facility made available by the Telenet Additional Facility AJ-B Lender under the Telenet Additional Facility AJ-B Accession Agreement.
Term Loan AJ-B Facility Loan means a U.S Dollars denominated loan made to the Telenet Additional Facility AJ-B Borrower by the Telenet Additional Facility AJ-B Lender under the Term Loan AJ-B Facility.

2.
Unless otherwise defined in this Agreement, terms defined in the Credit Agreement shall have the same meaning in this Agreement and a reference to a Clause is a reference to a Clause of the Credit Agreement. The principles of construction set out in Clause 1.2 (Construction) of the Credit Agreement apply to this Agreement as though they were set out in full in this Agreement.

3.	We refer to Clause 2.2 (Telenet Additional Facility) of the Credit Agreement. This is a Finance Document.

4.
This Agreement will take effect on the date on which the Facility Agent notifies the Borrower and the Telenet Additional Facility AJ Lender that it has received the documents and evidence set out in Schedule 2 to this Agreement, in each case in form and substance satisfactory to it (acting reasonably) or, as the case may be, the requirement to provide any of such documents or evidence has been waived by the Facility Agent (acting on the instructions of the Telenet Additional Facility AJ Lender) (the “Effective Date”). The Facility Agent must give this notification to the Borrower and the Telenet Additional Facility AJ Lender promptly upon being so satisfied.

5.	The Telenet Additional Facility AJ Lender agrees:

(a)	to become party to and to be bound by the terms of the Credit Agreement as a Lender in accordance with Clause 2.2 (Telenet Additional Facility) of the Credit Agreement; and

(b)
to become party to the Intercreditor Agreement as a Senior Lender for the purposes of the Intercreditor Agreement and confirm that, as from the date of this Agreement, it intends to be party to the Intercreditor Agreement as a Senior Lender and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a Senior Lender and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

6.
The Telenet Additional Facility Commitment in relation to the Telenet Additional Facility AJ Lender (for the purpose of the definition of Telenet Additional Facility Commitment in Clause 1.1 (Definitions) of the Credit Agreement) is its Term Loan AJ Facility Commitment.

7.
The Facility Agent will, for the purposes of any determination to be made under the Credit Agreement or this Agreement (other than in respect of the Proposed Amendments in respect of which consent has been given in accordance with Clause 27 and 28 hereof), apply the votes of the Telenet Additional Facility AJ Lender in accordance with a written direction to be provided by the Telenet Additional Facility AJ Lender. The Telenet Additional Facility AJ Lender agrees that it will give any such direction in accordance with the provisions of Section 9.01 of the Indenture. For the avoidance of doubt, the Facility Agent may rely on any such directions received and shall have no duty to enquire or monitor as to whether such direction complies with Section 9.01 of the Indenture.

8.
The Term Loan AJ Facility may be drawn by one Advance (subject to the provisions of Clause 9 below) on the Effective Date and such date will constitute the Availability Period for the Term Loan AJ Facility. No more than one Request may be made in respect of the Term Loan AJ Facility under the Credit Agreement, and such Request may only be in a principal amount of the Telenet Additional Facility Commitment in relation to the Term Loan AJ Facility as set out in Clause 6 above.

9. (a) Provided that any upsizing of the Term Loan AJ Facility permitted under this Clause 9 will not breach any term of the Credit Agreement, the Term Loan AJ Facility may be upsized by any amount, by the signing of one or more further Telenet Additional Facility AJ Accession Agreements, that specify (along with the other terms specified therein) Telenet International Finance S.à r.l as sole Borrower and which specify Telenet Additional Facility Commitments denominated in U.S. Dollars, to be drawn in U.S. Dollars, with the same Final Maturity Date and Margin as specified in this Agreement.

(b)
For the purposes of this Clause 9 (unless otherwise specified), references to the Term Loan AJ Facility shall include Advances made under any such further Telenet Additional Facility AJ Accession Agreement.

(c)
Where any Term Loan AJ Facility Loan has not already been consolidated with any other Term Loan AJ Facility Loan, on the last day of any Term for such Term Loan AJ Facility Loan, that Term Loan AJ Facility Loan shall be consolidated with any other Term Loan AJ Facility Loan which has a Term ending on the same day as that Term Loan AJ Facility Loan and all such Term Loan AJ Facility Loans will then be treated as one Advance.

10.	The Final Maturity Date in respect of the Term Loan AJ Facility is 1 March 2028. Any outstanding Advance under the Term Loan AJ Facility shall be repaid in full on the Final Maturity Date.

11.
The interest rate in relation to the Term Loan AJ Facility will be a fixed rate of 5.500 per cent. per annum. Such interest rate will be calculated in accordance with Clause 11.1 (Calculation of Interest) of the Credit Agreement as being the sum of LIBOR and the applicable Margin, where in order to achieve the fixed rate referred to above, the applicable Margin will be:

(a)	5.500 per cent. per annum, calculated on the basis of a 360 day year comprised of twelve 30 day months; minus

(b)	LIBOR.

For the avoidance of doubt, for the purpose of this calculation, the applicable Margin may be a negative number. Further, the interest rate for this Term Loan AJ Facility will never exceed 5.500 per cent. per annum (save to the extent that Clause 11.3 (Interest on Overdue Amounts) of the Credit Agreement may apply).

12.
The first Term to apply to the Term Loan AJ Facility Loan will be a period equal to the period running from the Effective Date up to and excluding 15 January 2018. The Borrower agrees that each subsequent Term under the Term Loan AJ Facility will be 6 months.

13.
Upon the occurrence of a mandatory prepayment of the Term Loan AJ Facility following a Change of Control, as defined under Clause 10.2 (Mandatory Prepayment – Change of Control) of the Credit Agreement, the Borrower under the Term Loan AJ Facility agrees to pay to the Facility Agent (for the account of the Telenet Additional Facility AJ Lender) an amount equal to 1 per cent. of the principal amount of the Term Loan AJ Facility, plus accrued and unpaid interest to the due date of mandatory prepayment. Such payment shall be due and payable by the Borrower to the Facility Agent (for the account of the Telenet Additional Facility AJ Lender) under the Term Loan AJ Facility on the actual date of such mandatory prepayment.

14.
At any time prior to 1 December 2022, upon the occurrence of any voluntary prepayment of any of the Term Loan AJ Facility by the Borrower under Clause 10.5 (Voluntary Prepayment) of the Credit Agreement (other than a voluntary prepayment complying with Clauses 17, 18 or 20 below) in an amount not to exceed 10% of the original principal amount of the Term Loan AJ Facility during each twelve-month period commencing on the date of this Agreement, the Borrower under the Term Loan AJ Facility agrees to pay to the Facility Agent (for the account of the Telenet Additional Facility AJ Lender) an amount equal to 3.0% of the principal amount of the Term Loan AJ Facility being prepaid, plus accrued and unpaid interest then due on the amount of the Term Loan AJ Facility Loan prepaid to the due date of prepayment. Such payment shall be due and payable by the Borrower under the Term Loan AJ Facility to the Facility Agent (for the account of the Telenet Additional Facility AJ Lender) on the actual date of such prepayment. Prior to 1 December 2022, to the extent that during any twelve-month period commencing on the date of this Agreement, the principal amount of the Term Loan AJ Facility prepaid in any one or more voluntary prepayments is greater than an amount equal to 10% of the original principal amount of the Term Loan AJ Facility (any such amount, the “Excess Early Redemption Proceeds”), the Borrower will apply the Excess Early Redemption Proceeds to a voluntary prepayment of the Term Loan AJ Facility as described in Clause 15 below.

15.
At any time prior to 1 December 2022, upon the occurrence of any voluntary prepayment of any or all of the Term Loan AJ Facility by the Borrower under the Term Loan AJ Facility under Clause 10.5 (Voluntary Prepayment) of the Credit Agreement with any Excess Early Redemption Proceeds (other than a voluntary prepayment complying with Clauses 17, 18 or 20 below), the Borrower under the Term Loan AJ Facility agrees to pay to the Facility Agent (for the account of the Telenet Additional Facility AJ Lender) an amount equal to the Additional Amount (as defined below) (calculated as of a date no more than three Business Days prior to the date of the relevant prepayment notice), plus accrued and unpaid interest on the amount of the Term Loan AJ Facility Loan prepaid to the due date of prepayment. Such payment shall be due and payable by the Borrower under the Term Loan AJ Facility to the Facility Agent (for the account of the Telenet Additional Facility AJ Lender) on the actual date of such prepayment.

For the purposes of this Clause 15:
Additional Amount means, with respect to the Term Loan AJ Facility on any prepayment date applicable to the voluntary prepayment of any or all of the Term Loan AJ Facility, the excess of:

(i)
the present value at such prepayment date of (i) the amount that would be payable in accordance with Clause 16 below in respect of the principal amount of the Term Loan AJ Facility being prepaid if such amount were prepaid on 1 December 2022 pursuant to Clause 10.5 (Voluntary Prepayment) of the Credit Agreement, plus (ii) the principal amount of the Term Loan AJ Facility being prepaid plus (iii) all required interest payments due on the principal amount of the Term Loan AJ Facility being prepaid through 1 December 2022 (excluding accrued but unpaid interest to the prepayment date and assuming such interest payments are calculated at the rate of interest on the Term Loan AJ Facility in effect on such prepayment date), computed using a discount rate equal to the Treasury Rate plus 50 basis points; over

(ii)	the principal amount of the Term Loan AJ Facility being prepaid.
Treasury Rate means, as of any prepayment date, the yield to maturity at the time of computation of U.S. Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the date of the relevant cancellation notice (or, if such statistical release is not so published or available, any publicly available source of similar market date selected by the Issuer in good faith)) most nearly equal to the period from the prepayment date to 1 December 2022; provided, however, that if the period from the prepayment date to 1 December 2022 is not equal to the constant maturity of a U.S. Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by a linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of U.S. Treasury securities for which such yields are given, except that if the period from the prepayment date to 1 December 2022 is less than one year, the weekly average yield on actually traded U.S. Treasury securities adjusted to a constant maturity of one year shall be used.

16.
On or after 1 December 2022 upon the occurrence of a voluntary prepayment of any or all of the Term Loan AJ Facility by the Borrower under the Term Loan AJ Facility under Clause 10.5 (Voluntary prepayment) of the Credit Agreement (other than a voluntary prepayment complying with Clause 17, 18, 19 and 21 below), the Borrower under the Term Loan AJ Facility agrees to pay to the Facility Agent (for the account of the Telenet Additional Facility AJ Lender) an amount equal to the relevant percentages of the principal amount of the Term Loan AJ Facility being prepaid as set forth in the table below on, plus accrued and unpaid interest then due on the amount of the Term Loan AJ Facility prepaid to, the due date of prepayment, if prepaid during the twelve-month period beginning on 1 December of the years indicated below:

Year	Prepayment Price expressed as a percentage of the principal amount of the Term Loan AJ Facility
2022	2.750%
2023	1.375%
2024	0.688%
2025 and thereafter	0.000%
Such payment shall be due and payable by the Borrower under the Term Loan AJ Facility to the Facility Agent (for the account of the Telenet Additional Facility AJ Lender) on the actual date of such prepayment.

17.	Notwithstanding Clauses 14, 15 and 16:

(a)
if the Telenet Additional Facility AJ Lender purchases any Notes in connection with any tender offer or other offer to purchase for the Notes (a “Tender Offer”), the Borrower will prepay an aggregate principal amount of the Term Loan AJ Facility, pro rata based on the aggregate principal amount of Notes tendered in such Tender Offer and at a prepayment price of par plus any premium paid or less any discount received by the Telenet Additional Facility AJ Lender in connection with the purchase of the Notes in such Tender Offer, plus any accrued and unpaid interest to the due date of such prepayment; and

(b)
if following any Tender Offer, the Telenet Additional Facility AJ Lender is entitled to, and elects to, redeem any remaining Notes at a price equal to the price paid to each other holder in such Tender Offer, then the Borrower will prepay the remaining principal amount of the Term Loan AJ Facility at a prepayment price of par plus any premium paid or less any discount received by the Telenet Additional Facility AJ Lender in connection with the purchase of the Notes in such Tender Offer, plus any accrued and unpaid interest to the date that any interest accrues under the Notes in connection with such redemption.

18.
At any time prior to 1 December 2022, upon the occurrence of any voluntary prepayment of the Term Loan AJ Facility by the Borrower pursuant to Clause 10.5 (Voluntary Prepayment) of the Credit Agreement with the Net Cash Proceeds of one of more Equity Offerings (the “Equity Offering Early Redemption Proceeds”) in an amount of up to 40% of the Term Loan AJ Facility Loan, the Borrower shall upon not less than 10 days nor more than 60 days’ notice make a payment to the Facility Agent (for the account of the Telenet Additional Facility AJ Lender) in an amount (the “Equity Claw Prepayment Premium”) equal to 5.500 per cent. of the principal amount of the Term Loan AJ Facility prepaid, together with any amounts due to the Telenet Additional Facility AJ Lender in respect of a Tax Deduction plus accrued interest then due on the amount of the Term Loan AJ Facility prepaid to the due date of prepayment. Such payment shall be due and payable by the Borrower to the Facility Agent (for the account of the Telenet Additional Facility AJ Lender) under the Term Loan AJ Facility on the actual date of such prepayment provided that:

(a)	at least 50% of the principal amount of the Term Loan AJ Facility remains outstanding immediately after any such prepayment; and

(b)	such prepayment is made not more than 180 days after the consummation of any Equity Offering.
For the purpose of this Clause 18:
“Capital Stock” of any person means any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of interests in (however designated) equity of such person, including any preferred stock, but excluding any debt securities convertible into such equity.
“Disqualified Stock” means, with respect to any person, any Capital Stock of such person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event:
(a)    matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

(b)
is convertible or exchangeable for Financial Indebtedness or Disqualified Stock (excluding Capital Stock which is convertible or exchangeable solely at the option of Telenet Group BVBA, the Borrower or a Subsidiary of Telenet Group BVBA); or

(c)
is redeemable at the option of the holder of the Capital Stock in whole or in part, in each case on or prior to the earlier of the date (a) of the stated maturity of the Term Loan AJ Facility or (b) on which there are no amounts under the Term Loan AJ Facility outstanding, provided that only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date will be deemed to be Disqualified Stock; provided, further that any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require Telenet Group BVBA to repurchase such Capital Stock upon the occurrence of a change of control or asset sale (each defined in a substantially identical manner to the corresponding definitions in the Credit Agreement) shall not constitute Disqualified Stock if the terms of such Capital Stock (and all such securities into which it is convertible or for which it is ratable or exchangeable) provide that Telenet Group BVBA may not repurchase or redeem any such Capital Stock (and all such securities into which it is convertible or for which it is ratable or exchangeable) pursuant to such provision prior to compliance by Telenet Group BVBA with any provisions of the Credit Agreement.

“Equity Offering” means (1) the distribution of Capital Stock of the Spin Holdco in connection with any Spin-Off or (2) a sale of (a) Capital Stock of Telenet Group BVBA or the Borrower (other than Disqualified Stock), (b) Capital Stock the proceeds of which are contributed as equity share capital to Telenet Group BVBA or the Borrower or as Subordinated Shareholder Loans or (3) Subordinated Shareholder Loans.
“Net Cash Proceeds” means, with respect to any issuance or sale of Capital Stock, Subordinated Shareholder Loans and other capital contributions, the cash proceeds of such issuance or sale net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, listing fees, discounts or commissions and brokerage, consultant and other fees and charges actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result of such issuance or sale (after taking into account any available tax credit or deductions and any tax sharing arrangements).

19.
In consideration for the Telenet Additional Facility AJ-B Lender assuming the Telenet Additional Facility AJ Lender’s obligations under the Indenture and provided that any corresponding conditions to such assumption set out in the Indenture have been satisfied substantially concurrently, the Telenet Additional Facility AJ Lender agrees that upon receipt of not less than 8 Business Days’ written notice from the Borrower in relation to the Term Loan AJ Facility and subject to satisfaction, substantially concurrently, of the other requirements of the Finance Documents it shall promptly on the transfer date (as agreed by the Facility Agent, the Telenet Additional Facility AJ-B Lender and the Borrower) transfer its rights, title and obligations under the Term Loan AJ Facility by executing a Transfer Certificate substantially in the form of Schedule 3 of this Telenet Additional Facility AJ Accession Agreement in accordance with Clause 29.4 (Procedure for Transfer by Way of Novations) of the Credit Agreement (and the Company shall procure the execution by the Telenet Additional Facility AJ-B Lender of such Transfer Certificate) and deliver such Transfer Certificate to the Facility Agent (the “Facility AJ Loan Transfer”). The Borrower shall have the right, but not the obligation, to deliver any such notice and to effect the Facility AJ Loan Transfer. A copy of the written notice from the Borrower to the Telenet Additional Facility AJ Lender shall also be provided to the Facility Agent on or around the date on which it is delivered to the Telenet Additional Facility AJ Lender in accordance with this Clause 19.

For the purpose of Clause 29.3(f) (Transfers by Lenders) of the Credit Agreement, the Facility Agent agrees to waive its right to receive a fee in connection with the Facility AJ Loan Transfer.
Following the completion of the Facility AJ Loan Transfer, the Company agrees that if requested by written notice from the Borrower, within 60 Business Days of the Transfer Date (as defined in the Transfer Certificate delivered pursuant to this Clause 19), it shall execute and deliver (or shall procure that such other Telenet Additional Facility AJ-B Borrower shall execute and deliver), and, provided that any corresponding conditions to such transaction set out in the Finance Documents and the Indenture have been satisfied substantially concurrently, shall procure that the Telenet Additional Facility AJ-B Lender shall execute and deliver the Telenet Additional Facility AJ-B Accession Agreement, to the Facility Agent and the Security Agent. The Borrower shall have the right, but not the obligation, to deliver such request and to effect the Belgian Issuer Rollover (as defined below). A copy of the written notice from the Borrower to the Company in respect of such request shall also be provided to the Facility Agent on or around the date on which it is delivered to the Company in accordance with this Clause 19.

20.
In accordance with the Telenet Additional Facility AJ-B Accession Agreement, on the Effective Date (as defined therein) the Telenet Additional Facility AJ-B Lender will make or be deemed to have made, as applicable to the Telenet Additional Facility AJ-B Borrower a Term Loan AJ-B Facility Loan in an amount equal to its commitment under the Term Loan AJ-B Facility (which shall be an amount equal to the then outstanding principal amount of the Term Loan AJ Facility Loan) by, at the election of the Company, one or more of the following (the “Belgian Issuer Rollover”):

(a)
transferring all of its rights, title and obligations under the Term Loan AJ Facility to the Telenet Additional Facility AJ-B Borrower pursuant to a transfer certificate to be executed by each of the Telenet Additional Facility AJ-B Lender, the Telenet Additional Facility AJ-B Borrower and the Facility Agent in accordance with Clause 29.4 (Procedure for Transfer by Way of Novations) of the Credit Agreement;

(b)	cash settling with (or netting against) proceeds received (or payable) in respect of the voluntary prepayment and cancellation of the Term Loan AJ Facility Loan; and/or

(c)
any other means that may be permitted under the Finance Documents and applicable law provided that the Telenet Additional Facility AJ Lender shall cease to have any rights or obligations under the Telenet Additional Facility AJ Accession Agreement following the entry into the Telenet Additional Facility AJ-B Accession Agreement.

The notice provisions of Clause 10.5(a) (Voluntary Prepayment) and Clause 10.7(a) (Voluntary Cancellation) of the Credit Agreement shall not apply to any cancellation or prepayment effected pursuant to paragraphs (b) or (c) of this Clause 20, and the Company hereby irrevocably consents to any transfer pursuant to paragraph (a) of this Clause 20 and for the purpose of Clause 29.3(c) (Transfers by Lenders) of the Credit Agreement.

21.
On the Effective Date (as defined in the Telenet Additional Facility AJ-B Accession Agreement), accrued and unpaid interest in respect of the Term Loan AJ Facility Loan shall be rolled over and deemed to be interest accrued in respect of the Term Loan AJ-B Facility Loan. Such interest shall be due and payable, together with any additional accrued and unpaid interest on the Term Loan AJ-B Facility Loan, on the first interest period payment date under the Term Loan AJ-B Facility which shall correspond with the end of the Term selected in the relevant Request for the Term Loan AJ Facility Loan under the Credit Agreement.

22.
The Borrower agrees that it will not request or require the transfer of all of the rights and obligations of the Telenet Additional Facility AJ Lender (or cancel or reduce any of such Lender’s Commitments or repay or prepay the Term Loan AJ Facility Loan) pursuant to Clause 10.8 (Right of Repayment and Cancellation of a Single Lender), Clause 10.9 (Right of Cancellation in relation to a Defaulting Lender) or Clause 28.3 (Non-Consenting Lenders) of the Credit Agreement.

23.
On the first Utilisation Date in respect of the Term Loan AJ Facility, the Borrower confirms, on behalf of itself and the Company confirms on behalf of itself and each other Obligor, that the representations and warranties set out in Clause 18 (Representations and Warranties) of the Credit Agreement (except for Clauses 18.5 (Non –conflict), 18.6 (No Event of Default), 18.7 (Authorisations), 18.9 (No Material Adverse Change), 18.10 (Litigation and Insolvency Proceedings), 18.11 (Tax Liabilities), 18.12 (Security Interests), 18.13 (Intellectual Property Rights), 18.14 (Environmental Laws), 18.15 (Ownership of Assets), 18.16 (ERISA), 18.17 (United States Regulations) and 18.18 (Anti-Terrorism Laws)) are true and correct in all material respects as if made at the first Utilisation Date in respect of the Term Loan AJ Facility with reference to the facts and circumstances then existing, and as if each reference to the Finance Documents includes a reference to this Agreement.

24.
Each of the Guarantors confirms that its obligations under Clause 17 (Guarantee and Indemnity) of the Credit Agreement, and each of the Existing Security Providers confirms that the Security Interests created pursuant to the Security Documents and its obligations under the Finance Documents, shall continue unaffected and that such obligations extend to the Total Commitments as increased by the addition of the Term Loan AJ Facility and that such obligations shall be owed to each Finance Party including the Telenet Additional Facility AJ Lender.

25.	The Telenet Additional Facility AJ Lender confirms to each Finance Party (unless such Finance Party is also an Obligor) that:

(a)
it has made its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in the Credit Agreement and has not relied on any information provided to it by a Finance Party in connection with any Finance Document; and

(b)
it will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities while any amount is or may be outstanding under the Credit Agreement or any Telenet Additional Facility Commitment is in force.

26.
The Term Loan AJ Facility will be used for (i) the Refinancing, (ii) to service certain payments to the Telenet Additional Facility AJ Lender under the Related Agreements and/or (iii) for general corporate purposes of the Group, which may include loans, distributions or other payments to the Company and its direct and indirect shareholders, share buybacks or a refinancing of outstanding debt.

27.
Subject to Clause 28 below and the provisions of the Indenture, for the purposes of any amendment or waiver, consent or other modification (including, with respect to any existing Default or Event of Default) that may be sought by the Company under the Credit Agreement or any other Finance Document on or after the date of this Agreement, the Telenet Additional Facility AJ Lender hereby consents to:

(a)
any and all of the items set out in Schedule 4 (Amendments, Waivers, Consents and Other Modifications) to Schedule 10 (Seventh Amendments, Waivers, Consents and Other Modifications) of this Agreement; and

(b)
any consequential amendment, waiver, consent or other modification, whether effected by one instrument or through a series of amendments, to the Credit Agreement or any other Finance Document to be made either to implement the changes envisaged in Schedule 4 (Amendments, Waivers, Consents and Other Modifications) to Schedule 10 (Seventh Amendments, Waivers, Consents and Other Modifications) of this Agreement or to conform any Finance Document to Schedule 4 (Amendments, Waivers, Consents and Other Modifications) to Schedule 10 (Seventh Amendments, Waivers, Consents and Other Modifications) of this Agreement; and/or

(c)
any other amendment, waiver, consent or modification, whether effected by one instrument or through a series of amendments, to the Credit Agreement or any other Finance Document to be made to conform any Finance Document to any Liberty Global Reference Agreement (provided that any amendment, waiver, consent or modification to conform the Credit Agreement or any other Finance Document to any Liberty Global Reference Agreement referred to at paragraphs (vi) to (xi), (xiii) and (xiv) and in respect of the schedules in relation to covenants, events of default or definitions in the Liberty Global Reference Agreements referred to at paragraphs (ii), (iii) and (v) of that definition, shall be limited to those that are mechanical in nature unless specifically referenced in Schedule 4 (Amendments, Waivers, Consents and Other Modifications) to Schedule 10 (Seventh Amendments, Waivers, Consents and Other Modifications) of this Agreement and, in each case, any consequential amendments, waivers, consents or modifications), and this Agreement shall constitute the Telenet Additional Facility AJ Lender's irrevocable and unconditional written consent in respect of such amendments, waivers, consents or other modifications to the Finance Documents for the purposes of Clause 28 (Amendments and Waivers) of the Credit Agreement and Clause 28 (Consents, Amendments and Override) of the Intercreditor Agreement (as applicable), and any clause in any other Finance Document relating to amendments of that Finance Document, without any further action required on the part of any party thereto.

28.
Following receipt of an amendment request from the Company and/or the Facility Agent in connection with all or any of the proposed amendments set out under Clause 27 above (the “Requested Amendments”) the Telenet Additional Facility AJ Lender shall confirm whether, having regard to the relevant provisions of the Indenture, it is required to consent to the Requested Amendments. If the Telenet Additional Facility AJ Lender is required to give such consent, it hereby acknowledges and agrees that the Facility Agent and/or the Security Agent may, but shall not be required to, send to the Telenet Additional Facility AJ Lender any further formal amendment request in connection with all, or any of the Requested Amendments and the Facility Agent and/or the Security Agent shall be authorised to consent on behalf of the Telenet Additional Facility AJ Lender, as a Lender under one or more Telenet Additional Facilities, to any such Requested Amendments (and the Facility Agent and/or the Security Agent shall be authorised to enter into any necessary documentation in connection with the same) and such consent shall be taken into account in calculating whether the Majority Lenders, or the relevant requisite Lenders, have consented to the relevant amendment, waiver or other modification to the Finance Documents in accordance with Clause 28 (Amendments and Waivers) of the Credit Agreement and Clause 28 (Consents, Amendments and Override) of the Intercreditor Agreement (as applicable), and any clause relating to amendments in any other Finance Document.

29.
The Telenet Additional Facility AJ Lender hereby waives receipt of any fee in connection with the consent in Clause 28 above, notwithstanding that other consenting Lenders under the Credit Agreement may be paid a fee in consideration of such Lenders’ consent to any or all of the foregoing amendments, waivers or other modifications.

30.
The Telenet Additional Facility AJ Lender and the Facility Agent agree to waive the notice period in respect of drawdown requests under Clause 5.1 (Delivery of Requests) of the Credit Agreement in respect of this Term Loan AJ Facility.

31.
The Borrower and the Company agree that, notwithstanding the provisions of Clause 12 (Taxes) of the Credit Agreement, in connection with any payment required to be made by an Obligor to the Telenet Additional Facility AJ Lender:

(a)        Clause 12.2 (Tax gross-up) of the Credit Agreement shall continue to apply as if a Tax Deduction includes a FATCA Deduction; and
(b)        Clause 12.4(a) (Tax Indemnity) of the Credit Agreement shall continue to apply to any Tax that relates to a FATCA Deduction required to be made by a Party, in each case, other than to the extent that such FATCA Deduction arises from any non-compliance with any law or regulation by a holder of the Notes.
In this paragraph 31:
“FATCA” means:
(a)        sections 1471 to 1474 of the Code or any associated regulations;
(b)        any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or
(c)        any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.
“FATCA Deduction” means a deduction or withholding from a payment under a Finance Document required by FATCA.

32.
The Telenet Additional Facility AJ Lender, the Borrower and the Facility Agent acknowledge and agree that (a) the Term Loan AJ Facility Loan shall be made by the Telenet Additional Facility AJ Lender directly to the Borrower to an account notified by the Borrower to the Telenet Additional Facility AJ Lender, rather than through the Facility Agent, and (b) in respect of any other payments of principal, interest or other amounts due under the Term Loan AJ Facility, (i) the Borrower shall make payments payable by it to the Telenet Additional Facility AJ Lender directly to the Telenet Additional Facility AJ Lender (or to such account as the Telenet Additional Facility AJ Lender may specify), and (ii) the Telenet Additional Facility AJ Lender shall make payments payable by it to the Borrower directly to the Borrower (or to such account as the Borrower may specify). The Telenet Additional Facility AJ Lender agrees that it shall promptly notify the Facility Agent if the Borrower fails to make any payment under subclause (b)(i) of this Clause 32 when due, and the Borrower agrees that it shall promptly notify the Facility Agent if the Telenet Additional Facility AJ Lender fails to make any payment under subclause (b)(ii) of this Clause 32 when due.

33.
The Telenet Additional Facility AJ Lender agrees that without prejudice to Clause 29.4 (Procedure for Transfer by way of Novation) of the Credit Agreement, each New Lender (as defined in the Transfer Certificate referred to below) shall become, by the execution by the Facility Agent of a Transfer Certificate substantially in the form of Schedule 3 (Transfer Certificate (Cash)) to this Agreement, bound by the terms of this Agreement as if it were an original party hereto as a Telenet Additional Facility AJ Lender and shall acquire the same rights, grant the same consents and assume the same obligations towards the other parties to this Agreement as would have been acquired, granted and assumed had the New Lender been an original party to this Agreement as a Telenet Additional Facility AJ Lender.

34.
The Facility Office and address for notices of the Telenet Additional Facility AJ Lender for the purposes of Clause 36.2 (Contact details) of the Credit Agreement will be that notified by the Telenet Additional Facility AJ Lender to the Facility Agent.

35.	For the purposes of the Term Loan AJ Facility and any Term Loan AJ Facility Loan, and notwithstanding any provision of a Finance Document to the contrary:

(a)	The following defined terms shall have the following meanings in the Finance Documents:
Luxembourg means the Grand Duchy of Luxembourg;
Luxembourg Guarantor means a Guarantor incorporated in Luxembourg; and
Luxembourg Obligor means an Obligor incorporated in Luxembourg.

(b)	Where they relate to a Luxembourg company, references in the Finance Documents to:
(i)    a winding-up, administration or dissolution includes, without limitation, bankruptcy (faillite), insolvency, voluntary or judicial liquidation (liquidation volontaire ou judiciaire), composition with creditors (concordat préventif de faillite), reprieve from payment (sursis de paiement), controlled management (gestion contrôlée), fraudulent conveyance (actio pauliana), general settlement with creditors, reorganisation or similar laws affecting the rights of creditors generally;
(ii)    a receiver, administrative receiver, administrator or the like includes, without limitation, a juge délégué, commissaire, juge-commissaire, liquidateur or curateur;
(iii)    a security interest includes any hypothèque, nantissement, gage, privilege, sûreté réelle, droit de rétention and any type of real security or agreement or arrangement having a similar effect and any transfer of title by way of security; and
(iv)    a person being unable to pay its debts includes that person being in a state of cessation of payments (cessation de paiements).

(c)	Any guarantee given by any Luxembourg Guarantor does not constitute a suretyship (cautionnement) in the sense of articles 2011 and subsequent of the Luxembourg civil code.

(d)
The maximum liability of any Luxembourg Guarantor under the Finance Documents shall be limited so that the maximum amount payable by the relevant Luxembourg Guarantor for the obligations of any Obligor, which is not a direct or indirect Subsidiary of such Luxembourg Guarantor, hereunder shall at no time exceed the Maximum Amount.

Maximum Amount of any Luxembourg Guarantor means the sum of an amount equal to the aggregate (without duplication) of:
(i)    all moneys received by that Luxembourg Guarantor or direct or indirect Subsidiaries of that Luxembourg Guarantor (which are direct or indirect Subsidiaries of that Luxembourg Guarantor on the date hereof or which will be direct or indirect Subsidiaries of that Luxembourg Guarantor hereafter) as borrower under or pursuant to the Finance Documents; and
(ii)    the aggregate amount of the outstanding intercompany loans made to the Luxembourg Guarantor or direct or indirect Subsidiaries of that Luxembourg Guarantor (which are direct or indirect Subsidiaries of that Luxembourg Guarantor on the date hereof or which will be direct or indirect Subsidiaries of that Luxembourg Guarantor hereafter) by other members of the Group which have been funded with moneys received by the Borrowers under the Finance Documents (the Loan Amount); and
(iii)    an amount equal to 95% of the greater of:
(A)    the market value of the assets of the Luxembourg Guarantor at the time the guarantee is called less the Liabilities, other than the Loan Amount, at the time the guarantee is called; and
(B)    the market value of the assets of the Luxembourg Guarantor at the date of this Agreement less the Liabilities, other than the Loan Amount, at the time the guarantee is called.
Liabilities means all existing liabilities (other than any liabilities owed to the direct or indirect shareholders of the Luxembourg Guarantor) incurred, from time to time, by the Luxembourg Guarantor and as reflected, from time to time, in the books of the Luxembourg Guarantor.
If the Parties fail to reach an agreement as to the market value of the assets as referred to under paragraph (iii) above, such market value shall be determined, at the sole costs of the Luxembourg Guarantor (provided such costs are properly and reasonably incurred), by (1) an independent investment bank appointed for this purpose by the Finance Parties or (2) a Luxembourg réviseur d’entreprises agréé appointed upon the request of any of the Finance Parties.

(e)
Telenet International Finance S.à r.l. hereby expressly accepts and confirms, for the purposes of Articles 1278 and 1281 of the Luxembourg Civil Code, that notwithstanding any assignment, transfer and/or novation permitted under, and made in accordance with the provisions of this Agreement or the Finance Documents, the guarantee given by it guarantees all obligations of each Luxembourg Obligor (including without limitation, all obligations with respect to all rights and/or obligations so assigned, transferred or novated) and any security created under this Agreement or the Finance Documents shall be preserved for the benefit of any New Lender and each Luxembourg Obligor hereby accepts and confirms the aforementioned.

(f)
Qualifying Lender means, in the case of a Luxembourg Borrower, a Lender which is entitled to receive interest payments free of withholding tax levied pursuant to the Luxembourg law of 23 December 2005, as amended, introducing a withholding tax of 20% on payments of interest or similar income made or ascribed by a paying agent established in Luxembourg to or for the benefit of an individual beneficial owner who is resident of Luxembourg or, in the case of a Belgian Borrower, has the meaning given to that term in the Credit Agreement.

36.	Each Existing Security Provider (other than the Company) irrevocably appoints the Company to act as its agent:

(a)	to give and receive all communications under the Finance Documents;

(b)	to supply all information concerning itself to any Finance Party; and

(c)	to sign all documents under or in connection with the Finance Documents.
Any communication given to the Company in connection with a Finance Document will also be deemed to have been given to the other Existing Security Providers and each Finance Party may assume that any communication made by the Company is made with the consent of the other Existing Security Providers.

37.	If a term of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any jurisdiction, that will not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other term of this Agreement; or

(b)	the legality, validity or enforceability in other jurisdictions of that or any other term of this Agreement.

38.	This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

39.	Clause 39.1 (Jurisdiction) of the Credit Agreement is incorporated into this Agreement as if set out in full and as if references in that clause to “the Finance Documents” is to this Agreement.

40.
This Agreement may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart signature page of this Agreement by e-mail (PDF) or telecopy shall be as effective as delivery of a manually executed counterpart of this Agreement.

41.	This Agreement is a Creditor Accession Undertaking as defined in the Intercreditor Agreement.

42.
The Borrower under the Term Loan AJ Facility hereby agrees that the Telenet Additional Facility AJ Lender may disclose confidential information supplied to it by or on behalf of any Obligor in connection with the Finance Documents to the extent such disclosure is required by the terms of the Notes.

43.
For the purposes of any assignment, transfer or novation of rights and/or obligations (in whole or in part) by the Telenet Additional Facility AJ Lender under Clause 29.3 (Transfers by Lenders) of the Credit Agreement, each of the Borrower and the Company hereby irrevocably consents to any assignment, transfer or novation made by the Telenet Additional Facility AJ Lender (i) by way of security in favour of The Bank of New York Mellon, London Branch (as security trustee under the Indenture) and (ii) following an Event of Default under and as defined in the Indenture. The Telenet Additional Facility AJ Lender may only deliver to the Facility Agent a completed Transfer Certificate if at that time it confirms to the Facility Agent in writing that an assignment, transfer or novation of the interest in the Term Loan AJ Facility to be assigned, transferred or novated is not prohibited under the terms of any agreement that is binding on it or any of its assets.

44.	The parties acknowledge that this Agreement is a Finance Document.

[Signature Pages Follow]

SCHEDULE 1
TELENET ADDITIONAL FACILITY AJ LENDER AND TERM LOAN AJ FACILITY COMMITMENTS

Telenet Additional Facility AJ Lender	Term Loan AJ Facility Commitment ($)
Telenet Finance Luxembourg Notes S.à r.l.	1,000,000,000

Total	1,000,000,000

SCHEDULE 2
CONDITIONS PRECEDENT DOCUMENTS

1.	Obligors

(a)	A copy of the articles of association or equivalent constitutional documents of each Obligor and each Existing Security Provider.

(b)
A copy of a resolution of the board of directors or equivalent of each Obligor and each Existing Security Provider approving the terms of, and the transactions contemplated by, this Agreement and any other Finance Documents to which it is, or will become, a party.

(c)
A specimen of the signature of each person authorised on behalf of each Obligor and each Existing Security Provider to execute or witness the execution of this Agreement and any other Finance Document or to sign or send any document or notice in connection with this Agreement and any other Finance Document.

(d)
An up-to-date extract from the Luxembourg Trade and Companies Register in respect of each Obligor and each Existing Security Provider incorporated in Luxembourg or, to the extent such Obligor or Existing Security Provider is not registered with the Luxembourg Trade and Companies Register, a certificate from a notary residing in Luxembourg.

(e)
An up-to-date negative certificate (certificat de non-inscription d’une decision judiciaire) issued by the Luxembourg Trade and Companies register in respect of each Obligor and each Existing Security Provider incorporated in Luxembourg or, to the extent such Obligor or Existing Security Provider is not registered with the Luxembourg Trade and Companies Register, a certificate on solvency of an authorised signatory of the relevant Obligor or Existing Security Provider (as applicable).

(f)
A copy of the minutes of the shareholders’ meeting of each Belgian Obligor and each Belgian Existing Security Provider in the form of a limited liability company (naamloze vennootschap) (except for Telenet Group Holding NV):

(i)	approving for the purposes of article 556 of the Belgian Companies Act, the terms of and transactions contemplated by this Agreement; and

(ii)
authorising named persons to fulfil the formalities with the Registry of the Commercial Court of the registered office of such Obligor or Existing Security Provider following the decision taken in accordance with the above.

(g)	A certificate of an authorised signatory of the Company:

(i)	confirming that utilising the Total Commitments (including the Term Loan AJ Facility Commitments) in full would not breach any limit binding on any Obligor or Existing Security Provider; and

(ii)	certifying that each copy document specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2.	Legal opinions

(a)
A legal opinion of Allen & Overy LLP, English legal advisers to the Facility Agent, addressed to the Finance Parties and the initial purchasers under the Purchase Agreement executed in respect of the Notes.

(b)
A legal opinion of Allen & Overy (Belgium) LLP, Belgian legal advisers to the Facility Agent, addressed to the Finance Parties and the initial purchasers under the Purchase Agreement executed in respect of the Notes.

(c)
A legal opinion of Allen & Overy, société en commandite simple (Luxembourg), Luxembourg legal advisers to the Facility Agent, addressed to the Finance Parties and the initial purchasers under the Purchase Agreement executed in respect of the Notes.

(d)	A legal opinion of Ropes & Gray LLP, Delaware legal advisers to the Obligors and Existing Security Providers, addressed to the Finance Parties.

3.	Other Documents

(a)	Evidence that the agent of the Borrower under the Finance Documents for service of process in England has accepted its appointment.

(b)	A duly executed copy of the Fee Letter.

SCHEDULE 3
TRANSFER CERTIFICATE (CASH)
To:    The Bank of Nova Scotia as Facility Agent and Telenet International Finance S.à r.l. as Borrower

From:	[THE EXISTING LENDER] and [THE NEW LENDER]
Date: [●]
Telenet BVBA1 - credit facilities agreement originally dated August 1, 2007 (as amended and restated from time to time), by and among Telenet BVBA and The Bank of Nova Scotia (originally BNP Paribas and then Toronto Dominion (Texas) LLC) as facility agent and KBC Bank NV as security agent (the Credit Agreement)
Terms defined in the Credit Agreement have the same meanings when used in this Transfer Certificate, or, if not defined in the Credit Agreement, the Telenet Additional Facility AJ Accession Agreement (as defined below), have the same meaning in this Transfer Certificate.
We refer to:

(a)	Clause 29.4 (Procedure for Transfer by Way of Novations) of the Credit Agreement;

(b)	Clause 22.3 (Change of Senior Lender, Pari Passu Creditors, Second Lien Lender and Noteholders) of the Intercreditor Agreement; and

(c)
the Telenet Additional Facility Accession Agreement dated 13 December 2017, pursuant to which a $1,000,000,000 term loan facility is made available to the Borrower as a Telenet Additional Facility (Term Loan AJ Facility) under the Credit Agreement (the Telenet Additional Facility AJ Accession Agreement).

1.
We, [ ] (the Existing Lender) agree to novate and we, [ ] (the New Lender) agree to accept novation of all the Existing Lender's rights and obligations referred to in the Schedule on and from the Effective Date in accordance with Clause 29.4 (Procedure for Transfer by Way of Novations) of the Credit Agreement and Clause 22.3 (Change of Senior Lender, Pari Passu Creditors, Second Lien Lender and Noteholders) of the Intercreditor Agreement.

2.
The New Lender confirms that it is bound by the terms of the Telenet Additional Facility AJ Accession Agreement from the Effective Date as if it were an original party thereto as a Telenet Additional Facility AJ Lender and shall acquire the same rights, grant the same consents and assume the same obligations towards the other parties to the Telenet Additional Facility AJ Accession Agreement as would have been acquired, granted and assumed had the New Lender been an original party to the Telenet Additional Facility AJ Accession Agreement as a Telenet Additional Facility AJ Lender.

3.
For the purposes of Articles 1278 and 1281 of the Luxembourg Civil Code and Article 1278 of the Belgian Civil Code, each of the Existing Lender, the Facility Agent and the New Lender agree and each of the Existing Security Providers and Guarantors acknowledge and accept that the Security Documents will be preserved for the benefit of the New Lender in accordance with Clause 29.4 (Procedure for Transfer by Way of Novations) of the Credit Agreement.

1 Formerly known as Telenet Bidco NV and subsequently Telenet NV following the merger of Telenet NV into Telenet Bidco and subsequently Telenet BVBA following the conversion into a BVBA.

4.	The New Lender represents on the date of this Transfer Certificate that:

(a)	it is a Qualifying Lender; and

(b)	it is not a Lender that has met the conditions described in any of paragraphs (a) to (c) of Clause 12.6 (U.S. Taxes) of the Credit Agreement.

5.	This Transfer Certificate shall take effect on the date of this Transfer Certificate.

6.	For the purposes of this Transfer Certificate, “Effective Date” means the date specified under the Facility Agent's name in the relevant signature page to this Transfer Certificate.

7.
Each party to this document agrees, the Facility Agent agrees on behalf of each Finance Party, and Telenet BVBA agrees on behalf of each Obligor, that this document is a Transfer Certificate notwithstanding that its form is different to that required by the Credit Agreement.

8.
The New Lender, agrees to become party to the Intercreditor Agreement as a Senior Lender for the purposes of the Intercreditor Agreement and confirm that, as from the date of this Transfer Certificate, it intends to be party to the Intercreditor Agreement as a Senior Lender and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a Senior Lender and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

9.	This Transfer Certificate is a Finance Document.

10.
This Transfer Certificate may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart signature page of this Transfer Certificate by e-mail (PDF) or telecopy shall be as effective as delivery of a manually executed counterpart of this Transfer Certificate.

11.	This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

THE SCHEDULE
Rights and obligations to be novated:
EXISTING LENDER
Existing Lender’s Term Loan AJ Facility Commitment: $[●]
Assignee: New Lender

NEW LENDER

Facility Office	[ ]
Address for notices for administrative purposes [ ]
Address for notices for credit purposes [ ]

[The Existing Lender], as the Existing Lender

By:

Name:
Title

EXECUTED AS A DEED
[The New Lender], as the New Lender

By:
Name:
Title:

By:
Name:
Title:

TELENET BVBA, as Obligors agent

By:
Name:
Title:

TELENET BVBA, as Existing Security Providers agent

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Facility Agent

By:
Name:
Title:
Date:
The Facility Agent confirms that the Effective Date is the date on which it and the Security Agent countersigns this Transfer Certificate.

KBC BANK NV, as Security Agent

By:
Name:
Title:
Date:

SCHEDULE 4
AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

All references to Clauses, Paragraphs, Schedules and definitions contained in this Schedule 4 are to Clauses, Paragraphs, Schedules and definitions of the Credit Agreement and the Intercreditor Agreement (as applicable). All capitalised terms used in this Schedule but not defined shall have the meanings given to such terms in the Credit Agreement and the Intercreditor Agreement (as applicable).
In this Schedule, references to "recent Liberty precedent" shall be construed to mean any Liberty Global Reference Agreement.

1.
Majority Lenders: amend Clause 1.1 (Definitions) of the Credit Agreement to reduce the fractions specified in the definitions of Majority Lenders, from two thirds or more (for any or all purposes under the Credit Agreement or any other Finance Document (including for the purposes of any Telenet Additional Facility)) to more than 50.00% and to exclude the available commitments of defaulting lenders for the purposes of amendments or waivers.

2.
Super Majority Lenders: amend Credit Agreement to provide for a definition of Super Majority Lenders so that amendments and waivers in respect of the release of any guarantee or security only requires the consent of Lenders representing 90.00% of Commitments.

3.
Tax: amend Clause 12 (Taxes) to include any provisions (which are not materially adverse to the interests of the Lenders) required to accommodate an acceding Additional Borrower incorporated in a jurisdiction other than Belgium, the Netherlands, Luxembourg and the United States.

4.
Market Disruption: amend the Credit Agreement to include market disruption provisions and the provision of alternative interest rates in accordance with recent Liberty precedents and/or, to the extent not inconsistent with recent Liberty precedent, the European leverage loan market.

5.
Geographic restrictions: amend Clause 29.9 (Additional Borrowers) to provide that, in addition to the existing ability for an Additional Borrower incorporated in Benelux and the US to accede (without requiring any Lender consent), to provide an ability to accede Additional Borrowers incorporated in any other jurisdictions with the consent of the Majority Lenders.

6.
Holding Companies: amend Clause 21.9(b)(iii) to expressly permit a merger of Telenet Group Holding NV, Telenet BVBA or Telenet Vlaanderen NV or any of their intermediate holding companies subject to compliance with the merger regime in recent Liberty precedents.

7.
Changes to Thresholds: in the definition of Permitted Security Interest, permit the Company to secure Financial Indebtedness on a pari passu or junior ranking basis provided that (other than in the case of a refinancing of other secured Financial Indebtedness in the same or a lesser principal amount) the Net Total Debt to Consolidated Annualised EBITDA ratio on a pro forma basis would not be greater than 5.50:1.00 and provided that such Financial Indebtedness is subject to an intercreditor agreement on terms which are satisfactory to the Security Agent (acting on the instructions of the Majority Lenders) and where (in the case of such Financial Indebtedness being secured on a junior ranking basis) the rights of the holders of such Financial Indebtedness in respect of any payment will be contractually subordinated to the rights of the Lenders on terms comparable to the Loan Market Association’s form of intercreditor agreement at such time for mezzanine debt, as referred to in recent Liberty precedent.

8.
Security and Guarantee Release: amend the relevant provisions of the Credit Agreement (in particular Clauses 21.17 (Share Security) and 29.11 (Resignation of an Obligor(other than the Company))) to provide that, subject to certain thresholds being met no Obligor nor any other member of the Group is required to provide any Security or guarantee other than Security over the shares that it holds in any Obligor, Security required under the terms of the Credit Agreement in respect of Subordinated Shareholder Loans and a guarantee from the Obligors under the terms of the Credit Agreement and include a provision to authorise the Security Agent to release any other Security or guarantees other than the aforementioned and to release Security in respect of Permitted Disposals and to permit relevant Security to be released if a Guarantor resigns in accordance with Clause 29.11 (Resignation of an Obligor (other than the Company)) provided that the guarantor coverage test would still be met notwithstanding such release.

9.
Defaulting Lender: include standard defaulting lender provisions used in recent Liberty precedents and/or, to the extent not inconsistent with recent Liberty precedent, the European leverage loan market so as the commitments of a defaulting lender may be cancelled and it will have no rights to vote in respect of such cancelled commitments. Clarify that no commitment fee will be payable to a defaulting lender.

10.
Assignments/Transfers of Lenders: clarify that the Company should have the right to withhold consent in respect of an assignment/transfer of the Revolving Facility to an entity which is not a lender under a revolving facility to the wider Liberty group (subject to no consent being required in the case of transfers to other Lenders or affiliates of Lenders or following an event of default which is continuing). There should be no unreasonableness qualifier on this right (in respect of the Revolving Facility only). Remove requirement of deemed consent within 10 Business Days in respect of each Revolving Facility.

11.
Assignments/Transfers of Obligors: amend Clause 29.2 (Assignment or Transfer by Obligors) so that any Benelux Borrower may assign or transfer any of its rights and obligations under the Revolving Facility or the Term Loans to another Benelux Borrower and so that any US Borrower may do the same to another US Borrower, in each case, without the prior consent of the Lenders provided that a solvency opinion and legal opinion are provided, if requested, in accordance with recent Liberty precedents in respect of an equivalent provision.

12.	Amendments:

(a)
amend Clause 28 (Amendments and waivers) to introduce a class exception, whereby any amendment or waiver that relates only to the rights or obligations of a particular Utilisation or Facility and does not materially and adversely affect the rights or interests of Lenders in respect of other Utilisations or Facilities only requires the consent of the relevant proportion of Lenders participating in such Utilisation or Facility;

(b)
amend Clause 28.2 (Exceptions) to require the consent of affected Lenders only and not all Lenders (and make any consequential changes by amending for example, all references to matters requiring all Lender consent to only requiring affected Lender consent); and

(c)
include a new paragraph (d) to Clause 28.2 (Exceptions), to permit the Facility Agent to make technical, minor, operational and OID amendments without consent from any Lenders, on terms consistent with recent Liberty precedent as at the date of implementation of the amendments.

13.
Joint Ventures and solvent reorganisations: amend the Credit Agreement to permit Telenet BVBA to contribute freely pledged loan and guarantee receivables to the Permitted Joint Venture’s share capital without requiring a release from the Security Agent (subject to confirmation or re-taking of security over such pledged loan and guarantee receivables).

14.	Accession Agreements: amend each Accession Agreement to remove the restriction which prevents:

(a)
Telenet BVBA from arranging an Additional Facility if after giving effect to a utilisation thereunder, the ratio of Net Total Senior Debt to Consolidated Annualised EBITDA would be greater than 4.50:1; and

(b)	the Company from requesting the transfer of an Additional Facility pursuant to Clause 28.3 (Non-Consenting Lenders).

15.	Non-Consenting Lenders: remove the timing window of 90 days during which the Company may effect the provisions set out in Clause 28.3 (Non-Consenting Lenders).

SCHEDULE 5

FURTHER AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

1.	Super Majority Lenders: delete paragraph (a)(vii) of Clause 28.2 (Exceptions).

2.
Market Disruption: amend the Credit Agreement to include provisions for the protection of reference banks and their officers in accordance with recent Liberty precedents and/or, to the extent not inconsistent with recent Liberty precedent, the European leverage loan market.

3.	Amendments:

(a)	include a new clause such that where a request for a waiver of, or an amendment to, any provision of any Finance Document has been sent by the Facility Agent to the Lenders at the request of an Obligor, each Lender that does not respond to such request for waiver or amendment within 10 Business Days after receipt by it of such request (or within such other period as the Facility Agent and the Company shall specify), shall be excluded from the calculation in determining whether the requisite level of consent to such waiver or amendment was granted, and delete the proviso to the definition of Majority Lenders; and

(b)	delete paragraph (a)(vi) of Clause 28.2 (Exceptions) and provide that guarantees and security can be released with the consent of the Lenders representing 90% of Commitments.

4.	Additional Borrowers: Additional Borrowers may be incorporated in the Kingdom of Belgium, Netherlands, Luxembourg or, in relation to any new Additional Facilities, in the United Kingdom.

5.	Mandatory Costs: delete all references in each Additional Facility Accession Agreement to Mandatory Costs and any related provisions.

6.	Permitted Disposals:

(a)	amend the definition of Permitted Disposal to include in addition to the existing “Permitted Disposals”:

(i)
disposals by one member of the Group to another member of the Group provided that, if such assets subject to the disposal are subject to existing security, the Borrower within 15 Business Days of such disposal ensures that the assets remain subject to security; and

(ii)
disposals of shares or other interests in project companies, entities excluded from the Group which are subsidiaries of the Company or joint venture companies (each as defined in recent Liberty precedent) or the assignment of any Financial Indebtedness owed to a member of the Group by any project companies, entities excluded from the Group which are subsidiaries of the Company or a joint venture company.

SCHEDULE 6

ADDITIONAL AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

1.
Ancillary Facilities: amend the Credit Agreement to provide that (i) a date specified in a conversion notice as the effective date for an ancillary facility commitment may be a date not less than 3 Business Days after the date such conversion notice is received by the Facility Agent, (ii) any proposed increase or reduction or extension of the ancillary facility commitment shall only take effect from a date not less than 3 Business Days after the date the Facility Agent has received notice of the relevant modification or variation or extension and (iii) an ancillary facility lender may demand repayment or prepayment of any amounts under its ancillary facility if the ancillary facility outstandings under that ancillary facility can be repaid by a revolving facility advance (and not less than 7 Business Days notice (or such shorter period as agreed to by the Company) is given to the relevant Borrower before payment becomes due).

2.	Defaulting Lender: amend the Credit Agreement to include the right to replace a Lender (in whole and at par) if that Lender becomes a Defaulting Lender.

SCHEDULE 7
FOURTH AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

1.
Transfers: amend clause 29.3 (Transfers by Lenders) of the Credit Agreement to provide that the consent of the Company is not required for any assignment or transfer by a Lender if an Event of Default is outstanding pursuant to any of clauses 22.2 (Non-payment), 22.6 (Insolvency), 22.7 (Insolvency Proceedings), 22.8 (Creditors’ Process) or 22.9 (Similar Proceedings) only (rather than if any Event of Default is outstanding).

2.
New RCF Maintenance Covenant: amend the Credit Agreement to provide that amendments and waivers of Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) to 20.4 (Cure provisions) and the new acceleration clause at (d) above shall only be made with the consent of the Company and the Composite Revolving Facility Instructing Group and shall not require the consent of any other Finance Party.

SCHEDULE 8
FIFTH AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

1.
Lender Assignments: amend Clause 29 (Changes to Parties) of the Credit Agreement to provide that Lenders may transfer their rights and obligations under the Credit Agreement by way of assignment (subject to equivalent conditionality (including as set out in Clause 29.3 (Transfers by Lenders of the Credit Agreement)) as applies to the regime for transfers by Lenders of their rights and obligations by way of novation under the Credit Agreement and otherwise in accordance with recent Liberty precedent).

SCHEDULE 9
SIXTH AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

1.
Solvent Liquidation: Amend the Credit Agreement to provide for releases of Security as a result of, and in connection with, any solvent liquidation or dissolution that complies with Clause 21.24 (Internal Reorganisations) of the Credit Agreement.

2.
Non-Consenting Lenders: Remove the timing window of 90 days during which the Company may exercise its rights as set out in Clause 28.3 (Non Consenting Lenders) such that the Company may exercise such rights at any time.

3.	Waivers: Add a new limb to Clause 28.1 (Procedure) as follows:
“Notwithstanding anything to the contrary in the Finance Documents, a Finance Party may unilaterally waive, relinquish or otherwise irrevocably give up all or any of its rights under any Finance Document with the consent of the Company.”

4.	Transfers: Delete paragraph (b) of Clause 29.3 (Transfers by Lenders) in its entirety and replace it with the following:
“Any transfer under paragraph (a) above shall be for an amount of not less than €2,000,000 or $2,000,000 (in the case of participations in Advances denominated in euro or Dollars, respectively) (or if less, the aggregate of the Commitments of that Existing Lender).”

SCHEDULE 10
SEVENTH AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

All references to Clauses, Paragraphs, Schedules and definitions contained in this Schedule 10 are to Clauses, Paragraphs, Schedules and definitions of the Credit Agreement. All capitalised terms used in this Schedule but not defined shall have the meanings given to such terms in the Credit Agreement.
References in this Schedule 10 to “recent Liberty precedents” shall be construed to mean any Liberty Global Reference Agreement.

1.	Agent’s Spot Rate of Exchange: delete the definition of Agent’s Spot Rate of Exchange and replace it with the following:
““Agent’s Spot Rate of Exchange” means, in relation to two currencies, the Facility Agent’s spot rate of exchange for the purchase of the first-mentioned currency in the London foreign exchange market at or about 11.00 am on a particular day.”

2.	Ancillary Facility Lender: delete the definition of Ancillary Facility Lender and replace it with the following:

“Ancillary Facility Lender” means each Lender (or Affiliate of a Lender) which makes available an Ancillary Facility in accordance with Clause 7 (Ancillary Facilities).

3.	Consolidated EBITDA: amend the definition of Consolidated EBITDA to:

(a)
amend limb (l) to move the words “any Holding Company Expenses paid to the extent that they were permitted to be paid under this Agreement for such Measurement Period” to a new paragraph (m) and to delete the word “and” before “any Holding Company Expenses”; and

(b)	amend limb (n) to include the words “or transfer of assets” after the words “sale of assets”.

4.	Distribution Business: include the following new definition:
““Distribution Business” means:

(a)
the business of upgrading, constructing, creating, developing, acquiring, operating, owning, leasing and maintaining cable television networks (including for the avoidance of doubt master antenna television, satellite master antenna television, single and multi-channel microwave single or multi-point distribution systems and direct-to-home satellite systems) for the transmission, reception and/or delivery of multi-channel television and radio programming, telephony and internet and/or data services to the residential markets; or

(b)	any business which is incidental to or related to and, in either case, material to such business.”

5.	Excess Capacity Network Service: include the following new definition:
“Excess Capacity Network Service” means the provision of network services, or agreement to provide network services, by a member of the Group in favour of one or more other members of the Wider Group where such network services are only provided in respect of the capacity available to such member of the Group in excess of that network capacity it requires to continue to provide current services to its existing and projected future customers and to allow it to provide further services to both its existing and projected future customers.”

6.	Financial Indebtedness: amend the definition of Financial Indebtedness to:

(a)	delete limb (e); and

(b)	delete limb (d) and replace it with the following:
“(for the purposes of Clause 22.5 (Cross-default and Cross-acceleration) only) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the mark-to-market value (or, if any actual amount is due as a result of the termination or close-out of all or part of that derivative transaction, that amount together with the mark-to-market value of any part of that derivative transaction in respect of which no amount is due as a result of a termination or close-out) shall be taken into account);”

7.	Guarantor: delete the definition of Guarantor and replace it with the following:
““Guarantor” means an Original Guarantor and each Additional Guarantor and “Guarantor” means any one of them as the context requires, provided that in either case, such person has not been released from its rights and obligations as a Guarantor hereunder pursuant to Clause 29.11 (Resignation of an Obligor (other than the Company)).”

8.
Impaired Agent: amend limb (c) of the definition of Impaired Agent to include the words “or (c)” before the words “of the definition of “Defaulting Lender”” and to replace the word “or” between the words “paragraph (a)” and “(b)”with a comma.

9.
Majority Lenders: delete the final proviso paragraph of the definition of Majority Lenders and provide that it is subject to the snooze and lose provision to be included pursuant to paragraph 21 of Schedule 5 and Clause 10.7(d).

10.	Permitted Acquisition: amend the definition of Permitted Acquisition to:

(a)	include an additional limb as follows:
“any acquisition by a member of the Group for the purposes of a solvent reorganization of the Group where the Acquisition is of share capital or equivalent of a person which:
(i)    has not traded and does not own any assets; or
(ii)    is a dormant subsidiary of the Ultimate Parent,
and, in each case, which has no liabilities;”

(b)	amend limb (m) to include the words “, within 60 days of the date of such conversion,” after the words “ensure that the Security Agent is”;

(c)	delete the proviso at the end of the definition after paragraph (u); and

(d)	include an additional limb as follows:
“any acquisition by any member of the Group of any Senior Unsecured Notes provided that an amount equal to the purchase price paid for the acquisition of any such Senior Unsecured Notes could have been used by such member of the Group to fund a Permitted Payment and provided further that to the extent any such acquisition is made in reliance on any basket amount provided for under the definition of “Permitted Payments”, such amount shall be reduced by an amount equal to the consideration paid for such acquisition;”

11.	Permitted Disposal: amend the definition of Permitted Disposal to:

(a)	amend limb (t) to delete “€50,000,000” and replace it with “€150,000,000” and to delete “1%” and replace it with “three per cent.”;

(b)	amend limb (t) to add the following to the end of limb (t) of the definition of Permitted Disposal:
“(with unused amounts in any financial year being carried over to the next succeeding financial year subject to a maximum of the greater of €150,000,000 and three per cent. of Total Assets of carried over amounts for any financial year and with any such carried over amounts being used first in the next succeeding financial year)”;

(c)	amend limb (hh) to delete each reference to “€50,000,000” and replace it with “€150,000,000”;

(d)	amend limb (ii) to:

(i)
include, at the end of the limb, the words “and any disposal of assets pursuant to sale and leaseback transactions constituting Financial Indebtedness to the extent such Financial Indebtedness is permitted under this Agreement” after “in any financial year”;

(ii)	delete “2%” and replace it with “3%”; and

(iii)	delete “€100,000,000” and replace it with “€150,000,000”;

(e)	include an additional limb as follows:
“disposals of undertakings, assets, rights or revenues comprising interests in the share capital of persons not holding or engaged in the Distribution Business of the Group or other undertakings, assets, rights or revenues not constituting part of the Distribution Business of the Group (“Non-Distribution Business Assets”);
For the avoidance of doubt and without limiting the generality of paragraph [ ] above, Non-Distribution Business Assets shall include:

(A)
undertakings, assets, rights and revenues comprising interests in the share capital of any person engaged solely in the competitive local exchange carrier (CLEC) business, including without limitation, the business of providing traditional voice and data services and services based on Transmission Control Protocol/Internet Protocol (RCP/IP) technology and other undertakings, assets, rights or revenues constituting a part of such businesses; and

(B)
undertakings, assets, rights and revenues comprising interests in the share capital of any person engaged solely in the business of television and radio programming, including without limitation, the business or creating and distributing special interest television channels, radio programmes, pay per view programmes and near video on demand services and other undertakings, assets, rights or revenues constituting a part of such businesses;”; and

(f)	delete limb (ww)(iii).

12.	Permitted Financial Indebtedness: amend the definition of Permitted Financial Indebtedness to:

(a)	include an additional limb as follows:
“any Financial Indebtedness incurred in connection with the Hedging Agreements and any other hedging arrangements permitted by this Agreement;”

(b)	include an additional limb as follows:
“any Financial Indebtedness of any member of the Group, in respect of which the person or persons to whom such Financial Indebtedness is or may be owed has or have no recourse whatever to any member of the Group for any payment or repayment in respect thereof other than recourse to such member of the Group for the purpose only of enabling amounts to be claimed in respect of such Financial Indebtedness in an enforcement of any Security Interest given by any member of the Group over Non-Distribution Business Assets, provided that:

(A)	the extent of such recourse to such member of the Group is limited solely to the amount of any recoveries made on any such enforcement;

(B)
such person or persons are not entitled, pursuant to the terms of any agreement evidencing any right or claim arising out of or in connection with such Financial Indebtedness, to commence proceedings for the winding up, dissolution or administration of any member of the Group (or proceedings having an equivalent effect) or to appoint or procure the appointment of any receiver, trustee or similar person or officer in respect of any member of the Group or any of its assets (save only for the Non-Distribution Business Assets the subject of that Security Interest) until after the Commitments have been reduced to zero and all amounts outstanding under the Finance Documents have been repaid or paid in full; and

(C)	the aggregate outstanding amount of all such Financial Indebtedness of all members of the Group does not exceed €100,000,000 (or its equivalent in other currencies);”

(c)	amend limb (i) to delete the words “under paragraph (jj), (kk) and (ll) of that definition”; and

(d)	amend limb (r) to delete the words “no Default or”.

13.	Permitted Joint Venture: delete the words “provided that no Event of Default has occurred and is continuing at the time of such proposed acquisition”.

14.	Construction:

(a)	Add a new limb to Clause 1.2 (Construction) as follows:
“Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Advances in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Company, the Facility Agent and such Lender, and any such exchange, continuation or rollover shall be deemed to comply with any requirement hereunder or under any other Finance Document that any payment be made “in Euros” (or any other relevant currency), “in immediately available funds”, “in cash” or any other similar requirements.”

15.	Permitted Payments:

(a)	Amend Clause 21.11 (Restricted Payments) to include an additional limb (c) as follows:

“(c)
The restriction contained in paragraph (a) on the payment by any member of the Group of Management Fees shall cease to apply during such period as the applicable ratio for the purposes of Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) is 3.50:1 (or less), provided that no Management Fees may be paid by any member of the Group at any time after a Relevant Event has occurred or if a Relevant Event would result from such payment.”

(b)	Include the following new definition:
““Relevant Event” means a Default in relation to:
(a)    Clause 22.2 (Non-payment); or
(b)    Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA).”

(c)	Include the following additional limb to the definition of Permitted Payment:
“by way of transfer to any Restricted Person of any Non-Distribution Business Assets (as defined in paragraph [ ] of the definition of Permitted Disposal) permitted in accordance with paragraph [ ] of the definition of Permitted Disposal.”

(d)	Amend limb (j) of the definition of Permitted Payment to delete the words “paragraph (s)” and replace them with “paragraph (jj)”.

(e)	Amend limb (cc) of the definition of Permitted Payment to delete “€10,000,000” and replace it with “€50,000,000”.

(f)	Delete limb (ll) of the definition of Permitted Payment and replace it with the following:
“any other distribution, dividend, transfer of assets, loan, other payment or transfer of tax losses not falling within the other paragraphs of this definition and not exceeding at any time, in an aggregate amount, the amount equal to the greater of:
(A)    €150,000,000 in aggregate (or its equivalent); and
(B)    three per cent. of Total Assets,
in any financial year, with any unused amounts in any financial year being carried over to the next succeeding financial year subject to a maximum of the aggregate amount of the greater of €150,000,000 and three per cent. of Total Assets of carried over amounts for any financial year and with any such carried over amounts being used first in the next succeeding financial year.”

(g)	Delete “2%” and replace it with “3%” at limb (kk) of the definition of Permitted Payment.

(h)	Amend limb (r)(i) of the definition of Permitted Payment to replace the words “three days” with the words “three Business Days”.

16.	Signing Date: amend all references to “the date of this Agreement” to “the Signing Date”.

17.	Wider Group: amend paragraph (b) of the definition of Wider Group to add the words “(other than a member of the Group)” at the end.

18.	Spin-Off: delete the existing definition of Spin-Off at Clause 10.2(c)(xi) (Mandatory Prepayment - Change of Control) and replace it with the following:
“Spin Off” means a transaction by which all outstanding ordinary and or equity shares of the Common Holding Company or any Holding Company of the Common Holding Company directly or indirectly owned by the Ultimate Parent are distributed to (i) all of the Ultimate Parent’s shareholders or (ii) all of the shareholders comprising one or more groups of the Ultimate Parent’s shareholders as provided by the Ultimate Parent’s articles of association, in each case, either directly or indirectly through the distribution of the Common Holding Company’s shares or any such Holding Company’s shares.

19.	Borrower: delete the existing definition of Borrower and replace it with the following:
“Borrower” means the Original Borrower and any Additional Borrower, in each case, unless it has ceased to be a Borrower in accordance with Clause 29.11 (Resignation of an Obligor (other than the Company)) and, in respect of an Ancillary Facility only, any Affiliate of a Borrower that becomes a borrower of that Ancillary Facility with the approval of the relevant Ancillary Facility Lender pursuant to Clause 7.7 (Affiliates of Borrowers).

20.	Sub-participations:

(a)	Include a new definition of Sub-participation as follows:
“Sub-participation” means any sub-participation or sub-contract (whether written or oral) or any other agreement or arrangement having an economically substantially similar effect, including any credit default or total return swap or derivative (whether disclosed undisclosed, risk or funded) by a Lender of or in relation to any of its rights or obligations under, or its legal, beneficial or economic interest in relation to, the Facilities and/or Finance Documents to a counterparty and “sub-participate” shall be construed accordingly.

(b)
Amend Clause 29.3 (Transfers by Lenders) in order that this clause includes a restriction on Sub-participations of rights and obligations and is subject to the same consent regime as for assignments and transfers in accordance with recent Liberty precedent.

(c)	Add a new clause as follows:
“[29.14]     Sub-participation
Notwithstanding anything to the contrary in Clause 29.3 (Transfers by Lenders) there shall be no restrictions on Sub-participations by a Lender provided that:

(a)	such Lender remains a Lender under this Agreement with all rights and obligations pertaining thereto and remains liable under the Finance Documents for any such obligation;

(b)
such Lender retains exclusive control over all rights and obligations in relation to the participations and Commitments that are the subject of the relevant agreement or arrangement, including all voting rights (for the avoidance of doubt, free of any agreement or understanding pursuant to which it is required to or will consult with any other person in relation to the exercise of any such rights and/or obligations), unless:

(i)	the proposed sub-participant is a person to whom the relevant rights and obligations could have been assigned or transferred in accordance with the terms of this Clause 29; and

(ii)
prior to entering into the relevant agreement or arrangement, the relevant Lender provides the Company with full details of that proposed sub-participant and any voting, consultation or other rights to be granted to the sub-participant;

(c)	the relationship between the Lender and the proposed sub-participant is that of a contractual debtor and creditor (including in the bankruptcy or similar event of the Lender or an Obligor);

(d)
the proposed sub-participant will have no proprietary interest in the benefit of this Agreement or any of the Finance Documents or in any monies received by the relevant Lender under or in relation to this Agreement or any of the Finance Documents (in its capacity as sub-participant under that arrangement); and

(e)
the proposed sub-participant will under no circumstances: (i) be subrogated to, or be substituted in respect of, the relevant Lender’s claims under this Agreement or any of the Finance Documents; or (ii) otherwise have any contractual relationship with, or rights against, the Obligors under or in relation to this Agreement or any of the Finance Documents (in its capacity as sub-participant under that arrangement).”

(d)	Include the additional provision as follows:
“Clause [29.15] Sub-participant Register

“(a)
In the case of a Sub-participation (in each case, other than any non-voting derivatives (which are not participations) which would otherwise be caught by the definition of “Sub-participation”), the person granting the Sub-participation (or similar right) shall, acting solely for these purposes as non-fiduciary agent for the Company, maintain a register (a “Sub-Participant Register”) on which it enters the name and address of each sub-participant (or person holding the similar right) and the Commitment and obligations (including principal and stated interest) in which each sub-participant (or other person) has an interest or obligation.

(b)
Notwithstanding anything to the contrary hereunder, including without limitation Clause 24 (Evidence and Calculations), the entries in the Sub- Participant Register shall be conclusive absent manifest error, and such person maintaining the Sub-Participant Register shall treat each person whose name is recorded in the Sub-Participant Register as the owner of such Sub-participation (or similar right) for all purposes of a Finance Document notwithstanding any notice to the contrary.

(c)
Without prejudice to the other provisions of this Clause 29, no Lender shall have any obligation to disclose all or any portion of the Sub-Participant Register to any person (including the identity of any sub-participant or any information relating to a sub-participant’s interest in any Advance, Commitments or other obligations under any Finance Documents) except to the extent that such disclosure is to a tax authority and is necessary to establish that such Advance, Commitment or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or is otherwise required thereunder.”

(e)	Amend Clause [23.14 (Relationship with Lenders)] to include an additional sub-paragraph as follows:
“Without limitation of any other provision of this Agreement, no transfer of an interest in an Advance or Commitment hereunder shall be effective unless and until recorded in the register referred to in this Clause 23.14.”

21.	Additional Facilities:

(a)	Add a new paragraph (i) to Clause 2.2 (Telenet Additional Facility) as follows:
“Each Telenet Additional Facility Lender shall become a party to this Agreement and be entitled to share in the Security in accordance with the terms of the Intercreditor Agreement and the Security Documents pari passu with the Lenders under the other Facilities provided that the Company and the relevant Telenet Additional Facility Lenders may agree that a Telenet Additional Facility shares in the Security on a junior basis to the other Facilities or shall not be entitled to share in the Security either in accordance with the terms of the Intercreditor Agreement or pursuant to ancillary intercreditor arrangements.”

(b)	Amend the Additional Facilities Cap as defined in Clause 2.2(g) (Telenet Additional Facility) such that:

(i)
it includes an additional limb for the aggregate amount of any voluntary prepayments of (A) Term Facility Advances that are secured on a pari passu basis with the other Facilities or (B) Advances under Revolving Facilities (to the extent accompanied by a corresponding permanent cancellation of the relevant Revolving Facility Commitments), in each case, to the extent the relevant prepayment or cancellation is not funded or effected with any long-term Financial Indebtedness (including Financial Indebtedness in the form of a bridge or other interim credit facility intended to be refinanced with long-term Financial Indebtedness); and

(ii)
the Company shall have the ability to classify such amounts of Financial Indebtedness on the date of their incurrence and shall only be required to include the amount and type of such Financial Indebtedness in one of such sub-paragraphs and will be permitted on the date of such incurrence to divide and classify an item of such Financial Indebtedness in more than one of the types of Financial Indebtedness described in such paragraphs, and, from time to time, may reclassify all or a portion of such Financial Indebtedness, in any manner.

22.	Consolidated EBITDA: amend the definition of Consolidated EBITDA under the Credit Agreement to provide that any adjustments to reduce the impact of the cumulative effect of a change in accounting principles or policies and changes as a result of the adoption or modification of accounting principles or policies can be added (at the Company’s option) to the operating income of the Group for that Measurement Period.

23.
Additional Obligors: Amend the Credit Agreement to provide that any Affiliate of the Company may accede to the Credit Agreement as a Guarantor in accordance with Clause 29.10 (Additional Guarantors) (provided that Security has been granted in form and substance satisfactory to the Facility Agent (acting reasonably) in favour of the Security Agent over 100% of its shares and all rights in relations to loans from members of the Wider Group to it) and that such Affiliate shall be a member of the Group and an Additional Guarantor. Add a new definition of “Affiliate Subsidiary” to Clause 1.1 (Definitions) such that it means any Affiliate of the Company that accedes to the Credit Agreement as a Guarantor pursuant to the amendments described in this paragraph and provided that it has not resigned as a Guarantor in accordance with the terms of the Credit Agreement.

24.	Right of Repayment and Cancellation in Relation to a Single Lender: delete Clause 10.8(c)(i) and replace it with the following:
“in the case of paragraphs (a)(i) and (a)(ii) above, if the circumstances giving rise to the requirement for indemnification continues; and”

25.	Alternative Benchmarks:

(a)	Add the following new definitions to Clause 1.1 (Definitions) as follows:
“Alternative Benchmark Commencement Date” means any Business Day on which the Facility Agent and the Company agree upon an Alternative Benchmark Rate.
“Alternative Benchmark Rate” means any alternative benchmark rate agreed in writing between the Facility Agent (acting in its sole discretion and, for the avoidance of doubt, without any requirement to consult with or seek any consent or instruction from the Lenders or any other Finance Party) and the Company (in each case, acting reasonably) from time to time, provided that the Facility Agent and the Company shall consider the benchmark rates being used at that time in the then prevailing market for syndicated debt financings of a similar size to, and in the same currencies as, the Facilities.

(b)	Replace the definition of “Screen Rate” in Clause 1.1 (Definitions) with the following:
“Screen Rate” means:
(a)    in relation to LIBOR:

(i)
at any time prior to an Alternative Benchmark Commencement Date in relation to LIBOR, the London interbank offered rate administered by the ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on pages LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate); or

(ii)
at any time on or following an Alternative Benchmark Commencement Date in relation to LIBOR, the Alternative Benchmark Rate for the relevant currency and period displayed on any page of any screen of an information service as the Facility Agent may specify after consultation with the Company on or about the relevant Alternative Benchmark Commencement Date; and

(b)    in relation to EURIBOR:

(i)
at any time prior to an Alternative Benchmark Commencement Date in relation to EURIBOR, the Euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate); or

(ii)
at any time on or following an Alternative Benchmark Commencement Date in relation to EURIBOR, the Alternative Benchmark Rate for Euro for the relevant period displayed on any page of any screen of an information service as the Facility Agent may specify after consultation with the Company on or about the relevant Alternative Benchmark Commencement Date, provided that, in each case, if such page is replaced or service ceases to be available, the Facility Agent may specify another page or service displaying the relevant rate after consultation with the Company.

26.	ERISA:

(a)	Replace the definition of “ERISA Affiliate” in Clause 1.1 (Definitions) with the following:
“ERISA Affiliate” means any person treated as a single employer with any Obligor under section 414 of the Code.

(b)	Replace the definition of “Plan” in Clause 1.1 (Definitions) with the following:
“Plan” means an “employee benefit plan” as defined in section 3(3) of ERISA, which is subject to Title IV of ERISA:

(a)	maintained by any Obligor or any ERISA Affiliate; or

(b)	to which any Obligor or any ERISA Affiliate is required to make any payment or contribution.

(c)	Replace the definition of “Reportable Event” in Clause 1.1 (Definitions) with the following:
“Reportable Event” means:

(a)	an event specified as such in section 4043 of ERISA or any regulation, other than an event in relation to which the requirement to give notice of that event is waived by any regulation; or

(b)	a failure to meet the minimum funding standard under section 412 or 430 of the Code or section 302 of ERISA, whether or not waived.

(d)	Amend Clause 18.16 (ERISA) to delete the words “member of the Group or”.

(e)	Delete paragraph (c) of Clause 19.6 (Notification of Default).

(f)	Delete Clause 21.19 (ERISA) and replace it with the following:
“21.19 ERISA

(a)	Each Obligor must as soon as reasonably practicable upon becoming aware of it notify the Facility Agent of:
(i)    any Reportable Event;

(ii)	the termination of or withdrawal from, or any circumstances reasonably likely to result in the termination of or withdrawal from, any Plan; and

(iii)	any material non-compliance with any law or regulation relating to any Plan which is or is reasonably likely to have a Material Adverse Effect.

(b)	Each Obligor and its ERISA Affiliates must be, and remain, in compliance in all material respects with all laws and regulations relating to each of its Plans.

(c)
Each of the Obligors and its ERISA Affiliates must ensure that no event or condition exists at any time in relation to a Plan which is reasonably likely to result in the imposition of a lien or other encumbrance on any of its assets or which is reasonably likely to have a Material Adverse Effect.”

(g)	Delete Clause 22.15 (ERISA).

27.	Limited Condition Transaction: amend the definition of “Limited Condition Transaction” in Clause 1.1 (Definitions) to include a third sub-paragraph as follows:
“any Restricted Payment”

28.	Rollover: Add a new definition of “Rollover Loan” in Clause 1.1 (Definitions) as follows:

(a)	“Rollover Loan” means:

(a)	a Rollover Advance that is for an amount which is equal to or less than the Maturing Advance in respect of which that Rollover Advance is being drawn to refinance; and

(b)	an Advance in relation to a Revolving Facility:

(i)	made or to be made on the same day that a demand by the Facility Agent pursuant to a drawing in respect of a Documentary Credit is due to be met;

(ii)	the aggregate amount of which is equal to or less than the amount of the relevant claim in respect of that Documentary Credit;

(iii)	in the same currency as the relevant claim in respect of that Documentary Credit; and

(iii)	made or to be made for the purpose of satisfying the relevant claim in respect of that Documentary Credit.

(b)	Amend paragraph (a) of Clause 4.2 (Further Conditions Precedent) to delete the reference to “Rollover Advance” and replace it with a reference to “Rollover Loan”.

(c)
Amend paragraph (c) of Clause 4.2 (Further Conditions Precedent), to delete the following words “Rollover Advance provided that the amount of the Maturing Advance is equal to or greater than the amount of that Rollover Advance” and to replace them with the words “Rollover Loan or a Documentary Credit which is being renewed pursuant to Clause 6.2 (Renewal of Documentary Credits)”.

(d)	Amend Clause 8.2(a) (Unavailability of Optional Currency) to delete the reference to “Rollover Advance” and replace it with a reference to “Rollover Loan”.

(e)
Amend the title to Clause 9.2 (Rollover Advances) (and all other references in the Credit Agreement to that title) to refer to “(Rollover)” and further amend it so that the words “and in an amount which is equal to or less than” on the 6th line are deleted.

29.	Cost of Funds:

(a)
Amend paragraph (b) of Clause 13.4 (Cost of Funds) such that it also applies if LIBOR or EURIBOR is to be determined by reference to a Reference Bank Rate or an Alternative Reference Bank Rate and to provide that, in entering into negotiations with the Company with a view to agreeing a substitute basis for determining the rate of interest, the Facility Agent may act in its sole discretion and will not be required to consult with or seek any consent or instruction from the Lenders or any other Finance Party.

(b)	Delete paragraph (c) of Clause 13.4 (Cost of Funds) and replace it with the following:
“Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of the Facility Agent (acting in its sole discretion and, for the avoidance of doubt, without any requirement to consult with or seek any consent or instruction from the Lenders or any other Finance Party) and the Company, be binding on all Parties.”

(c)
Amend paragraph (e) of Clause 13.4 (Cost of Funds) to provide that if a Lender does not supply a quotation by the given time period in paragraph (a)(ii), the rate of interest for that Lender will be the weighted average of the quotations notified to the Facility Agent by the other Lenders.

30.	US Regulations:

(a)	Add a new definition of Regulation U in Clause 1.1 (Definitions) as follows:
““Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or any portion thereof.”

(b)	Replace Clause 18.17 (United States Regulation) with the following:
“No Obligor is required to be registered as an “investment company” under the United States Investment Company Act of 1940.”

(c)	Delete Clause 18.19 (Margin stock) and replace it with the following:

“No Obligor is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System of the United States), or extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any borrowings will be used for any purpose that violates Regulation U.”

31.	Amendments and Waivers:
Add a new Clause 28.8 (Screen Rate) as follows:
“28.8    Screen Rate
If any Screen Rate is not available for a currency which can be selected for an Advance, any amendment or waiver which relates to providing for another benchmark rate to apply in relation to that currency in place of that Screen Rate (or which relates to aligning any provision of a Finance Document to the use of that other benchmark rate) may be made with the consent of the Facility Agent (acting in its sole discretion and, for the avoidance of doubt, without any requirement to consult with or seek any consent or instruction from the Lenders or any other Finance Party) and the Company (in each case, acting reasonably) from time to time, provided that the Facility Agent and the Company shall consider the benchmark rates being used at that time in the then prevailing market for syndicated debt financings of a similar size to, and in the same currencies as, the Facilities.”

32.	Guarantees: amend Clause 21.13 (Loans and Guarantees) to:

(a)	add the words “in respect of Financial Indebtedness only” after the words “no member of the Group will make any loans, grant any credit or give any guarantee”;

(b)	add a new paragraph as a carve out as follows:
“any guarantee of any Financial Indebtedness of any Parent that is given by an Affiliate Subsidiary provided that (i) on the date of incurrence of such guarantee the ratio of Net Total Debt (including any Holdco Debt) to Consolidated Annualised EBITDA on a pro forma basis would not exceed 6.00:1 (provided that outstanding Net Total Debt (including Holdco Debt) for the purpose of calculating such ratio under this paragraph shall include any Financial Indebtedness represented by guarantees by any member of the Group of Financial Indebtedness of any Parent), (ii) such guarantee is expressed to be subordinated to the liabilities of such Affiliate Subsidiary under the Finance Documents and (iii) no Event of Default is continuing or occurs as a result of such Financial Indebtedness of that Parent being raised or issued;”;

(c)	delete “€100,000,000” and replace it with “€150,000,000” and delete “2%” and replace it with “3%” at Clause 21.13(bb) (Loans and Guarantees);

(d)	amend paragraph (g) to include an additional limb (v) as follows:

“(v)
by an Obligor in respect of the liabilities of any other member of the Group which is not an Obligor provided that that other member of the Group must become an Additional Guarantor in accordance with Clause 29.10 (Additional Guarantors) within 30 days of the granting of the guarantee made pursuant to this paragraph (v);”

(e)	amend paragraph (z) to delete “€10,000,000” and replace it with “€25,000,000”; and

(f)	to include additional limbs as follows:

(i)
“any loans or guarantees relating to Excess Capacity Network Services provided that the price payable to any member of the Group in relation to such Excess Capacity Network Services is no less than the Cost incurred by the relevant member of the Group in providing such Excess Capacity Network Services;”; and

(ii)
“any guarantees or similar undertakings granted by any member of the Group in favour of any tax authority in respect of any obligations of a member of the Group in respect of tax in order to facilitate the winding up of any member of the Group provided that the Facility Agent shall have first received confirmation from the Company that based on discussions with such tax authority and the Company’s reasonable assumptions, the Company does not believe that the liability under such guarantee will exceed €15,000,000 (such confirmation to be supported by a letter from the Company’s auditors for the time being, confirming that based on the Company’s calculations of such tax liability the Company’s confirmation is a reasonable assessment of such tax liability);”

33.	Spin Parent: delete the following sentence in paragraph (b) of Clause 10.2 (Mandatory Prepayment – Change of Control):
“Notwithstanding the foregoing, upon consummation of (i) the Post-Closing Reorganisation, “Controlling Company” will mean New Intermediate Holdco and its successors or (ii) a Spin-Off, “Controlling Company” will mean the Spin Holdco and its successors.”
and replace it with the following:
“Notwithstanding the other provisions of this Clause, upon consummation of (i) the Post-Closing Reorganisation, the “Controlling Company” (as defined below) will mean the relevant New Intermediate Holdco and its successors or (ii) a Spin-Off in which the Common Holding Company and its successors is no longer a Parent of the Company and any Permitted Affiliate Parent, the “Controlling Company” will mean a common Parent of the Company and any Permitted Affiliate Parent designated by the Company and any successors of such Parent.”

34.	Reporting:

(a)	Delete the definition of GAAP in Clause 1.1 (Definitions) and replace it with the following:
“GAAP” means generally accepted accounting principles in the United States as in effect as of the date on which the Original Financial Statements were prepared (the “OFS Date”); provided that at any date after the OFS Date, the Company may make an election to establish that “GAAP” shall mean GAAP as in effect on a date that is on or prior to the date of such election; provided further that for purposes of Clause 19.1 (Financial Statements) GAAP means generally accepted accounting principles in the United States as in effect from time to time.

(b)	Delete the definition of IFRS in Clause 1.1 (Definitions) and replace it with the following:
“IFRS” means the accounting standards issued by the International Accounting Standards Board and its predecessors as in effect as of the OFS Date; provided that at any date after the OFS Date, the Company may make an election to establish that “IFRS”

shall mean IFRS as in effect on a date that is on or prior to the date of such election; provided further that for purposes of Clause 19.1 (Financial Statements) IFRS means the accounting standards issued by the International Accounting Standards Board and its predecessors as in effect from time to time.

(c)	Delete Clause 19.5 (Change in Accounting Principles) in its entirety and replace it with the following:

“(a)	Except as otherwise expressly provided below or in this Agreement, all ratios and calculations based on IFRS contained in this Agreement shall be computed in conformity with IFRS.

(b)
At any time after the OFS Date, the Company may elect to apply for all purposes of this Agreement, in lieu of IFRS, GAAP and, upon such election, references to IFRS herein will be construed to mean GAAP; provided that:

(i)
all financial statements and reports to be provided, after such election, pursuant to this Agreement shall be prepared on the basis of GAAP as in effect from time to time (including that, upon first reporting its financial year results under GAAP, the financial statements of the Reporting Entity shall be restated on the basis of GAAP for the year ending immediately prior to the first financial year for which financial statements have been prepared on the basis of GAAP); and

(ii)	from and after such election, all ratios, computations and other determinations based on GAAP contained in this Agreement shall, at the Company’s option:

(A)
continue to be computed in conformity with GAAP (provided that, following such election, the annual and quarterly information required by paragraphs (a)(i) and (a)(ii) of Clause 19.1 (Financial Statements) shall include a reconciliation, either in the footnotes thereto or in a separate report delivered therewith, of such GAAP presentation to the corresponding GAAP presentation of such financial information); or

(B)
be computed in conformity with GAAP with retroactive effect being given thereto assuming that such election had been made on the OFS Date, subject to any further election in accordance with the definition of GAAP.

Thereafter, the Company may, at its option, elect to apply IFRS or GAAP and compute all ratios, computations and other determinations based on IFRS or GAAP, as applicable, all on the basis of the foregoing provisions of this clause.”

(d)	Amend paragraphs (a)(i) and (a)(ii) of Clause 19.1 (Financial Statements) to provide that the relevant financial statements or accounts (as applicable) shall be prepared in accordance with IFRS.

35.	Business Division Transactions and Joint Ventures:

(a)	In Clause 1.1 (Definitions):

(i)	amend the definition of “Business Division Transaction” to delete the words “, in each case, where such transaction has the prior approval of the Majority Lenders”; and

(ii)	add the following new definitions:
“Permitted Business Division Transaction” means a Business Division Transaction provided that after giving pro forma effect thereto, an Obligor could incur at least €1.00 of additional Financial Indebtedness pursuant to paragraph (v) of the definition of Permitted Financial Indebtedness.
“Acceptable Joint Venture” means a joint venture, partnership or similar arrangement formed by a member of the Group (a) by the contribution of some or all of the assets of the Group pursuant to a Business Division Transaction to such joint venture, partnership or similar arrangement with one or more persons and/or (b) for the purposes of network and/or infrastructure sharing with one or more Joint Ventures.

(b)	Amend the definition of Permitted Payments and Clause 21.13 (Loans and Guarantees) to include the following additional carve outs in each such clause:

(i)	“in relation to any Permitted Business Division Transaction; and

(ii)	in relation to any Acceptable Joint Venture.”

(c)
Amend paragraph (m) of the definition of Permitted Disposal and paragraph (s)(iv) of the definition of Permitted Payment such that the word “Permitted” is added before the words “Business Division Transaction”.

36.	Permitted Security Interest: amend the definition of “Permitted Security Interest” in Clause 1.1 (Definitions):

(a)	to include in addition to the existing “Permitted Security Interests”:
“any Security Interests attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business;”

(b)	include the following additional limb:
“any Security Interest over Non-Distribution Business Assets referred to in paragraph [ ] of the definition of Permitted Financial Indebtedness, securing Financial Indebtedness described therein or any other obligation in respect of such Non-Distribution Business Assets;”

37.
Permitted Acquisitions and Permitted Joint Ventures: delete sub-paragraph (e)(iii) of the definition of Permitted Acquisition in Clause 1.1 (Definitions) and delete sub-paragraph (b)(ii) of the definition of Permitted Joint Venture in Clause 1.1 (Definitions).

38.	Auditors: delete the definition of “Auditors” in Clause 1.1 (Definitions) and replace it with the following:
“Auditors” means KPMG LLP or any other firm appointed by the Company to act as its auditors.

39.	Additional Facilities: amend paragraph (g) and sub-paragraph (g)(i) of Clause 2.2 (Telenet Additional Facility) to read as follows:

“(g)
Subject to paragraph (h) below, the aggregate principal amount of any proposed Telenet Additional Facility shall not, at the election of the Company acting in its sole discretion (x) on the date that the Telenet Additional Facility becomes effective (giving pro forma effect to the intended use of proceeds of such Telenet Additional Facility and assuming that the entire amount of that Telenet Additional Facility is drawn on such date, and provided that an election that this sub-paragraph (x) shall apply may not be made in relation to that Telenet Additional Facility if an election that sub-paragraph (y) shall apply has previously been made in relation to that Telenet Additional Facility) or (y) on the date of each Utilisation (other than a Rollover Loan or a Documentary Credit which is being renewed pursuant to Clause 6.2 (Renewal of Documentary Credits)) of that Telenet Additional Facility (giving pro forma effect to the use of proceeds of such Utilisation but not assuming that the entire amount of that Telenet Additional Facility is drawn) exceed the aggregate of the sum of:

(i)	an unlimited amount provided that on a pro forma basis Net Senior Debt to Consolidated Annualised EBITDA is equal to or less than 4.50:1;
…”

40.	Construction:

(a)	Amend Clause 1.2(a) (Construction) to add the following additional limbs:

(i)
“fair market value” unless otherwise specified, wherever such term is used in this Agreement, may be conclusively established by means of an officer’s certificate or a resolution of the board of directors of the Company, any Permitted Affiliate Parent or any Affiliate Subsidiary setting out such fair market value as determined by such officer or such board of directors in good faith;

(ii)
any matter being “permitted” under this Agreement or any other Finance Document shall include references to such matters not being prohibited or otherwise being approved under this Agreement or any other such Finance Document; and

(iii)
“consolidated” in connection with the financial position of, financial statements of or accounts of or financial definitions in relation to, the Group shall be construed to mean that the accounts of any Affiliate Subsidiary shall be combined for the purpose of determining such financial position, financial statements, accounts or financial definitions.

(b)	Amend Clause 1.2 (Construction) to add the following additional paragraphs:

“(x)
No personal liability shall attach to any director, officer or employee of any member of the Wider Group or Group for any representation or statement made by that member of the Wider Group or Group (as applicable) in a certificate signed by such director, officer or employee; and

(y)
No Default, Event of Default or breach of any representation and warranty or undertaking under the Finance Documents shall arise merely as a result of a subsequent change in the Euro equivalent of any relevant amount due to fluctuations in exchange rates.”

(c)	Amend Clause 1.2 (Construction) to include the following wording at the start of sub-paragraph (a)(xvii)(C) of Clause 1.2 (Construction):

“if requested by the relevant L/C Bank or Ancillary Facility Lender,”

(d)	Amend Clause 1.2 (Construction) to include an additional limb in paragraph (a) as follows:
““European interbank market” means the interbank market for Euro operating in Participating Member States;”

(e)	Amend Clause 1.2 (Construction) to include an additional limb in paragraph (a) as follows:
“a “guarantee” includes a reference to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any indebtedness and “guaranteed” and “guarantor” shall be construed accordingly;”

(f)	Amend Clause 1.2 (Construction) to include an additional limb in paragraph (a) as follows:
““determines” or “determined” means, save as otherwise provided herein, a determination made in the absolute discretion of the person making the determination;”

(g)	Amend Clause 1.2 (Construction) to delete limb (v) of paragraph (a) and replace it with the following:
““indebtedness” is a reference to any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;”

(h)	Amend Clause 1.2 (Construction) to delete limb (viii) of paragraph (a) and replace it with the following:
“a “regulation” includes any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law but, if not having the force of law, only if compliance therewith is in accordance with the general practice of the relevant persons to whom it is intended to apply or, in the case of Clause 14 (Increased Costs) only, the relevant Finance Party or its Holding Company) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;”

(i)	Amend Clause 1.2 (Construction) to include an additional limb of Clause 1.2 as follows:
“Where paragraph or clause numbers have changed in this Agreement as a result of the amendments to this Agreement implemented on the 2015 Amendment Effective Date and the 2017 Amendment Effective Date, and such paragraph and clause numbers are referred to in any Finance Document in force on the 2015 Amendment Effective Date or the 2017 Amendment Effective Date (as applicable), such paragraph or clause numbers shall be read and construed in this Agreement, for the purposes of the relevant Finance Document only, so that the relevant equivalent provision in this Agreement is referred to in each such Finance Document.”

(j)	Amend Clause 1.2 (Construction) to include an additional limb of Clause 1.2 as follows:

“(a)	This Agreement is entered into subject to, and with the benefit of, the terms of the Intercreditor Agreement.

(b)
Notwithstanding anything to the contrary in this Agreement, the terms of the Intercreditor Agreement will prevail if there is a conflict between the terms of this Agreement and the terms of the Intercreditor Agreement.”

(k)	Where relevant in the Credit Agreement, amend references to “company” or “entity” to “person” in accordance with paragraph (a)(vii) of Clause 1.2 (Construction).

41.	Increase: amend Clause 2.1 (Increase) to:

(a)	delete sub-paragraphs (a)(i) and (a)(ii); and

(b)	delete sub-paragraph (a)(iii) and replace it with the following:

“(iii)	at the election of the Company acting in its sole discretion, it shall be a condition:

(A)
that the aggregate principal amount of any proposed increase in the Commitments shall not exceed, mutatis mutandis, the Additional Facilities Cap on the date that such increase in the Commitments becomes effective (giving pro forma effect to the intended use of proceeds of such increased Commitment and assuming that the entire amount of that increased Commitment is drawn on such date, and provided that an election that this paragraph (A) shall apply may not be made in relation to that increased Commitment if an election that paragraph (B) shall apply has previously been made in relation to that increased Commitment); or

(B)
to any Utilisation (other than a Rollover Loan or a Documentary Credit which is being renewed pursuant to Clause 6.2 (Renewal of Documentary Credits)) of that increased Commitment that the aggregate principal amount of that increased Commitment to be drawn would not exceed, mutatis mutandis, the Additional Facilities Cap on the date of that Utilisation (giving pro forma effect to the use of proceeds of such Utilisation but not assuming that the entire amount of that increased Commitment is drawn); and”

42.	Increased Costs:

(a)	Amend the first paragraph of Clause 14.1 (Increased Costs) to add “within ten Business Days of demand by the Facility Agent,” after “the Company must” in the first line.

(b)	Delete paragraph (a) of Clause 14.3 (Claims) and replace it with the following:

“(a)
A Finance Party intending to make a claim pursuant to Clause 14.1 (Increased Costs) shall, as soon as is reasonably practicable after that Finance Party becomes aware that circumstances have arisen which entitle it to make such claim, notify the Facility Agent of the event giving rise to the claim, following which the Facility Agent shall promptly notify the Company.”

43.	Springing Financial Covenant: amend the covenant set out in Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) so that is reads as follows:

“(a)
Subject to Clause 22.5 (Cross-default and Cross-acceleration), in the event that on the last day of a Measurement Period the aggregate of the Telenet Additional Facility Outstandings under any Revolving Facility (in each case, other than Documentary Credits that are cash collateralised or undrawn) and the net indebtedness outstanding under each Ancillary Facility less Cash of the Group exceeds an amount equal to 40 per cent. of the aggregate of the Revolving Facility Commitments and each Ancillary Facility Commitment (the “Financial Ratio Test Condition”), the Company shall procure that the ratio of Net Total Debt to Consolidated Annualised EBITDA on that day (the “Financial Ratio”) shall not exceed 6.00:1 unless otherwise agreed in writing by the Composite Revolving Facility Instructing Group and the Company.

(b)
If the financial covenant set out in paragraph (a) has been breached for a Measurement Period but is complied with on the last day of the next Measurement Period (either because the Financial Ratio Test Condition is not met for that next Measurement Period or because the Financial Ratio does not exceed 6.00:1 for that next Measurement Period), then, the prior breach of such financial covenant or any Event of Default arising therefrom shall not (or shall be deemed to not) directly or indirectly constitute, or result in, a breach of any representation, warranty, undertaking or other term in the Finance Documents or a Default or an Event of Default unless the Facility Agent has taken any action under Clause 22.18 (Maintenance Covenant Revolving Facility Acceleration) before the delivery of the certificate referred to at Clause 19.3(a) (Compliance Certificate) in respect of that next Measurement Period.”

44.	Financial Information: amend paragraph (a) of Clause 19.3 (Compliance Certificate) so that it reads as follows:

“(a)
The Company must supply to the Facility Agent a Compliance Certificate with each set of its financial statements sent to the Facility Agent under this Agreement if, as at the last day of the Measurement Period ending on the date of such financial statements, the Financial Ratio Test Condition is met.”

45.	Cure Provisions: delete Clause 20.4 (Cure Provisions) and replace it with the following:

“20.4	Cure Provisions

(a)	The Company may cure a breach of the financial ratio set out in Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) by procuring that:

(i)
additional equity is injected into, and/or additional Subordinated Shareholder Loans is provided to, one or more members of the Group in an aggregate amount equal to or greater than the amount which if it had been deducted from Net Total Debt for the Measurement Period in respect of which the breach arose, would have avoided the breach; or

(ii)
additional equity is injected into, and/or additional Subordinated Shareholder Loans is provided to, one or more members of the Group in an aggregate amount equal to or greater than the amount which if it had been added to Consolidated Annualised EBITDA for the Measurement Period in respect of which the breach arose, would have avoided the breach; or

(iii)
any Telenet Additional Facility Outstandings under any Revolving Facility and/or net indebtedness under any Ancillary Facility are prepaid (from any source selected by the Company in its sole discretion) in an amount which if such prepayment had occurred immediately prior to the calculation on the last day of the Measurement Period in respect of which the breach arose, the Financial Ratio Test Condition as at the last day of that Measurement Period would not have been met and therefore the financial ratio would not have been required to be tested.

(b)	A cure under this Clause 20.4 will not be effective unless:

(i)
in the case of paragraph (a)(i) or (a)(ii) above, an amount equal to or greater than the required amount of additional equity or the proceeds of any Subordinated Shareholder Loans is received by one or more members of the Group; or

(ii)
in the case of paragraph (a)(iii) above, the amount of any Telenet Additional Facility Outstandings under any Revolving Facility and/or net indebtedness under any Ancillary Facility that are required to be prepaid are so prepaid, in each case, within 30 Business Days of delivery of the financial statements delivered under Clause 19.1 (Financial Statements) which show that Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) has been breached (the “Cure Period”).

(c)	No cure may be made under this Clause 20.4 (Cure Provisions)

(i)	in respect of more than five Measurement Periods during the life of the Telenet Additional Facilities; or

(ii)	in respect of consecutive Measurement Periods.

(d)
The Company shall make an election (at its sole discretion) by notice to the Facility Agent prior to the end of the Cure Period as to whether a breach of the financial ratio set out in Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) shall be cured pursuant to a recalculation as described in either sub-paragraph (a)(i), (a)(ii) or (a)(iii) above.

(e)
If the Company makes an election for a recalculation as described in sub-paragraphs (a)(i) or (a)(ii) above, it shall be under no obligation to apply the amount of additional equity or the proceeds of any Subordinated Shareholder Loans that are received by one or more members of the Group in prepayment of the Facilities or for any other specific purpose and such amount will be deemed to be deducted from Net Total Debt or added to Consolidated Annualised EBITDA for the purposes of Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) (as applicable) as at the last day of the relevant Measurement Period.

(f)
If the Company makes an election for a recalculation as described in sub-paragraph (a)(iii) above, the amount of any Telenet Additional Facility Outstandings under any Revolving Facility and/or net indebtedness under any Ancillary Facility that are prepaid shall be deemed to be deducted in the calculation of the Financial Ratio Test Condition for the purposes of Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) as at the last day of the relevant Measurement Period.

(g)
For the purpose of ascertaining compliance with Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA), the Financial Ratio Test Condition and the ratio set out in Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) will be tested or retested, as applicable, giving effect to the elections and adjustments referred to in paragraph (d), (e) and (f) above. If, after giving effect to such elections and adjustments, the requirements of Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) are met, then the requirements under Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) shall be deemed to have been satisfied as at the relevant original date of determination.

(h)
Where a cure is exercised under this Clause 20.4 in respect of a breach of Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) for any financial quarter and the Company makes an election for a recalculation as described in sub-paragraph (a)(ii) above, the amount of additional equity or the proceeds of any Subordinated Shareholder Loans that are received by one or more members of the Group shall also be added in calculating Consolidated EBITDA for any future Measurement Period that includes such financial quarter. Any adjustments pursuant to this paragraph will not be treated as a separate cure.”

46.	Permitted Disposal: amend the definition of Permitted Disposal to add a new limb as follows:
“disposals which constitute the concurrent purchase and sale or exchange of related business assets (including, without limitation, securities of any business that is the same as or related, ancillary or complementary to any of the businesses of any member of the Group on [the amendment and restatement date]) or a combination of such assets, cash and Cash Equivalent Investments between any member of the Group and another person provided that the relevant member of the Group receives consideration at least equal to the fair market value (such fair market value to be determined on the date of contractually agreeing to such disposal) for the assets subject to that disposal;”.

47.	Permitted Financial Indebtedness:

(a)	Amend Clause 21.7 (Financial Indebtedness) to add a new paragraph (d) as follows:
“In the event that any member of the Group enters into or increases commitments under a revolving credit facility, enters into any commitment to incur or issue Financial Indebtedness or commits to incur any Security Interest pursuant to any leverage based incurrence test in the definition of “Permitted Security Interest,” the incurrence or issuance thereof for all purposes under this Agreement, including without limitation for purposes of calculating any leverage ratio or usage in any of the paragraphs in the definition of Permitted Financial Indebtedness for borrowings and re-borrowings thereunder (and including issuance and creation of letters of credit and bankers’ acceptances thereunder) will, at the Company’s option, either (i) be determined on the date of such revolving credit facility or such entry into or increase in commitments (assuming that the full amount thereof has been borrowed as of such date) or other Financial Indebtedness, and, if such leverage ratio test or other provision of this Agreement is satisfied with respect thereto at such time, any borrowing or re-borrowing thereunder (and the issuance and creation of letters of credit and bankers’ acceptances thereunder) will be permitted under this covenant irrespective of the leverage ratio or other provision of this Agreement at the time of any borrowing or re-borrowing (or issuance or creation of letters of credit or bankers’ acceptances thereunder) (the committed amount permitted to be borrowed or re-borrowed (and the issuance and creation of letters of credit and bankers’ acceptances) on a date pursuant to the operation of this paragraph (i) shall be the “Reserved Indebtedness Amount” and, to the extent of the usage in the paragraphs in the definition of Permitted Financial Indebtedness (if any), shall be deemed to be incurred and outstanding under such paragraphs) or (ii) be determined on the date such amount is borrowed pursuant to any such facility or increased commitment, and in the case of sub-paragraph (i) above, the Company may revoke any such determination at any time and from time to time.”

(b)	Amend the definitions of “Senior Debt” and “Total Debt” in Clause 1.1 (Definitions) to include an additional limb as follows:
“the Reserved Indebtedness Amount;”

48.	Related Fund: amend:

(a)	Clause 1.1 (Definitions) to include a new definition of “Related Fund” as follows:
“Related Fund” in relation to a fund or account that, in each case, invests in commercial loans (the “first fund”), means any other fund or account that, in each case, invests in commercial loans which is managed or administered directly or indirectly by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund or account that, in each case, invests in commercial loans whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.”

(b)	Clause 29.3 (Transfers by Lenders) at paragraph (c), to add the words “or, if applicable, a Related Fund” after the words “an Affiliate”.

49.	Share Capital:

(a)	Amend Clause 21.16 (Share Capital) to add a new sub-paragraph (i) at the end as follows: “relates to the cancellation of the share capital of any member of the Group or any Obligor”.

(b)	Amend Clause 21.16 (Share Capital) to add the words “or a solvent liquidation under Clause 21.23 (Internal Reorganisation)” after the words “Clause 21.9(b)(iii) (Acquisitions and Mergers)”.

50.	Stamp Taxes: delete Clause 12.7 (Stamp Taxes) in its entirety and replace it with the following:
“The Company shall pay and, within 10 Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Tax liabilities payable in respect of any Finance Document except for:

(a)
any such Tax liabilities payable in connection with any Transfer Certificate or other document relating to the assignment or transfer by any Lender of any of its rights and/or obligations under any Finance Document; or

(b)
any registration duties and any Tax liability payable due to a registration, submission or filing by a Finance Party of any Finance Document where such registration, submission or filing is or was not required to maintain or preserve the rights of that Finance Party under the applicable Finance Documents.”

51.	Increased Costs: Amend Clause 14.2 (Exceptions) to include the following additional limbs:

“(i)
attributable to a change (whether of basis, timing or otherwise) in the Tax liability on the overall net income of the Finance Party (or any Affiliate of it) or of the branch or office through which it lends any Advance;

(j)
attributable to any penalty having been imposed by the relevant central bank or monetary or fiscal authority upon the Finance Party (or any Affiliate of it) by virtue of its having exceeded any country or sector borrowing limits or breached any directives imposed upon it;

(k)	attributable to a breach of a Finance Document by the Finance Party claiming such Increased Cost.”

52.	Representations:

(a)	Delete Clause 18.12 (Security Interests) in its entirety.

(b)	Delete paragraph (b) of Clause 18.6 (No Event of Default).

(c)	Amend paragraph (a) of Clause 18.7 (Authorisations) to include the words “(other than the Licences)” after the word “licenses”.

(d)	Amend paragraph (b) of Clause 18.10 (Litigation and Insolvency Proceedings) to replace the words “member of the Group” with the words “Obligor or Material Subsidiary”.

(e)
Amend Clause 18.18 (Anti-Terrorism Laws) to delete the words “It and each of its Affiliates have taken commercially reasonable measures to ensure compliance with the Anti-Terrorism Laws” and to replace them with “It has taken commercially reasonable measures to ensure compliance with the Anti-Terrorism Laws.”

53.	Defaulting Lender Disenfranchisement: in addition to paragraph 10 of Schedule 4, provide in the Credit Agreement as follows:
“In ascertaining the Majority Lenders, affected Lenders, all Lenders or any other class of Lenders (as applicable) or whether any given percentage (including, for the avoidance of doubt, unanimity) of any of the Commitments has been obtained to approve any request for a consent, waiver, amendment or other vote under the Finance Documents, a Defaulting Lender’s Commitments and participations will be deemed to be zero.”

54.	Consolidated EBITDA:

(a)	Amend paragraph (y) of the definition of Consolidated EBITDA in order that the following words are deleted:
“to the extent that such fees or other amounts:

(i)	are not included in the Company’s externally reported operating cash flow or equivalent measure; or

(ii)	are deemed to be exception of unusual items”.

(b)	Amend paragraph (g) of the definition of Consolidated EBITDA to add the words “or other equity based” after the words “any stock based”.

55.	80% Security Test: add the following words at the end of the definition of 80% Security Test in Clause 1.1 (Definitions):
“and provided that to the extent any Guarantor generates negative earnings before interest, tax, depreciation and amortisation, such Guarantor shall be deemed for the purposes of calculating the 80% Security Test numerator to have zero earnings before interest, tax, depreciation and amortisation.”

56.
Insolvency Event: amend the definition of Insolvency Event in Clause 1.1 (Definitions) to replace the words “in relation to a Finance Party means that the Finance Party:” with the words “in relation to a Finance Party means that the Finance Party or a Holding Company of it (as applicable):”.

57.
Notes Refinancing: amend the definitions of Senior Secured Notes Refinancing and Senior Unsecured Refinancing in Clause 1.1 (Definitions) to delete the word “reasonable” before the words “fees, costs and expenses”.

58.
Optional Currency: amend the definition of “Optional Currency” in Clause 1.1 (Definitions) in order that the words “in relation to that Advance” are included after the words “acting on the instructions of all the Lenders”.

59.	Permitted Acquisition: amend the definition of Permitted Acquisition in Clause 1.1 (Definitions):

(a)	at paragraph (d) to replace the words “less than a 50 per cent. interest” with the words “an interest of 50 per cent. or less”; and

(b)	at paragraph (j) to replace the words “10 Business Days” with the words “60 days”.

60.	Finance Document:

(a)	Amend the definition of “Finance Document” in Clause 1.1 (Definitions) to delete the words “a Transfer Certificate;” and include the words “any Increase Confirmation;”.

(b)	Amend the definition of “Finance Document” in Clause 1.1 (Definitions) to include the following wording at the end of the definition:
“provided that where the term “Finance Document” is used in, and construed for the purposes of, this Agreement or the Intercreditor Agreement, a Hedging Agreement shall be a Finance Document only for the purposes of Clause 17 (Guarantee and Indemnity).”

61.	Finance Party: amend the definition of “Finance Party” in Clause 1.1 (Definitions) to include the following wording at the end of the definition:

“provided that where the term “Finance Party” is used in, and construed for the purposes of, this Agreement or the Intercreditor Agreement, a Hedge Counterparty shall be a Finance Party only for the purposes of Clause 17 (Guarantee and Indemnity).”

62.	Term of Advance: add a new clause 1.4 as follows:
“1.4    Term of Advance
The determination of the extent to which a rate is “for a period equal in length” to a Term shall disregard any inconsistency arising from the last day of that Term being determined pursuant to the terms of this Agreement.”

63.	Exchange Rates: add a new clause 1.5 as follows:
“1.5    Exchange Rates
When applying any monetary limits, thresholds and other exceptions to the representations and warranties, undertakings and Events of Default under the Finance Documents, the equivalent to an amount in Euro shall be calculated at a rate for the conversion of the relevant non-Euro currency into Euro which is, at the election of the Company (a) a rate selected by the Company (acting reasonably and in good faith) or (b) the Agent’s Spot Rate of Exchange, in each case, as at the time of any relevant action.”

64.	Increase: amend paragraph (b) of Clause 2.1 (Increase) to add a new limb (iii) as follows:
“the Commitments of a Lender in accordance with Clause 10.8 ((Right of Repayment and Cancellation of a Single Lender),”

65.	Additional Facility: amend paragraph (h) of Clause 2.2 (Telenet Additional Facility) to:

(a)	delete sub-paragraphs (h)(ii)(A), (h)(ii)(B) and (h)(ii)(C); and

(b)	delete sub-paragraphs (h)(iii)(B), (h)(iii)(C) and (h)(iii)(D).

66.	Prepayments: amend Clause 10.10 (Miscellaneous Provisions) to delete paragraph (g) and replace it with the following:
“Other than in relation to any prepayment under Clause 10.1 (Mandatory Prepayment – Illegality) or 10.8 (Right of Repayment and Cancellation of a Single Lender), any prepayment in part of any Advance shall be applied against the participations of the Lenders in that Advance pro rata.”

67.	Tax Indemnity: amend paragraph (b)(ii) of Clause 12.4 (Tax Indemnity) to add an additional limb as follows:
“has been compensated for by a payment under Clause 12.7 (Stamp Taxes) or would have been compensated for by such a payment, but for the application of any exception in such Clause;”

68.	Representations: amend Clause 18 (Representations and Warranties) by inserting the word “substantially” after the word “business” at Clause 18.2(b) (Status).

69.	Share Capital: amend Clause 21.16 (Share Capital) to add words “that is a member of the Group” after the words “Each Obligor” and before the words “will not”.

70.	Obligor Accession: amend Clause 21.22 (Further Assurances) in order that the words “10 Business Days” at paragraph (b)(i) are replaced with “60 days”.

71.	Breach of obligations EOD: amend Clause 22.3(a) (Breach of Other Obligations) to add the following language at the end:
“, unless the non-compliance:
(i) is capable of remedy; and
(ii) is remedied within 30 days of the earlier of the Facility Agent giving notice of the breach to the Company and any Obligor becoming aware of the non-compliance.”

72.	Cross Default EOD: amend Clause 22.5 (Cross-default and Cross-acceleration):

(a)	by deleting the words “is placed on demand;” at paragraph (b)(ii);

(b)	by deleting limb (c);

(c)
at paragraph (d)(v), by deleting the words “is not placed on demand, becomes” and replacing them with the words “does not become” and adding the word “not” before the words “otherwise accelerated during that period”; and

(d)	by adding the following additional limb to paragraph (d):
“if the relevant Financial Indebtedness is covered by a Documentary Credit or a letter of credit, bank guarantee, indemnity or other documentary credit under an Ancillary Facility”.

73.	Defaulting Lenders: amend Clause 29.3 (Transfers by Lenders) in order that the following is included as a new Clause 29.3(h):

“(h)
Notwithstanding any other provision of this Agreement, no Lender shall be entitled to assign or transfer any of its rights, benefits or obligations under the Finance Documents to a New Lender that is a Defaulting Lender.”

74.	Amendments: add a new paragraph (d) to Clause 28.2 (Exceptions) as follows:
“No amendment or waiver of a term of any Ancillary Facility Document shall require the consent of any Finance Party other than the relevant Ancillary Facility Lender.”

75.	Measurement Period: delete the definition of Measurement Period and replace it with the following:
““Measurement Period” means each period of approximately six months covering two quarterly accounting periods of the Group ending on each date to which each set of financial statements required to be delivered under Clause 19.1 (Financial statements) are prepared (“L2QA Test Period”), provided that the Company may make an election to establish that “Measurement Period” means each period of approximately 12 months covering four quarterly accounting periods of the Group ending on each date to which each set of financial statements required to be delivered under Clause 19.1 (Financial statements) are prepared (“LTM Test Period”) (and if such an LTM Test Period election has been made, the Company may not elect to change from LTM Test Period back to the L2QA Test Period).”

76.	Consolidated Annualised EBITDA: delete the definition of “Consolidated Annualised EBITDA” in Clause 1.1 (Definitions) and replace it with the following:
““Consolidated Annualised EBITDA” means if the L2QA Test Period applies in accordance with the definition of “Measurement Period”, two times Consolidated EBITDA of the Group for that Measurement Period, and if the Company has made an LTM Test Period election in accordance with the definition of “Measurement Period”, Consolidated EBITDA of the Group for that Measurement Period.”

77.	Telenet Additional Facility:

(a)
Amend paragraph (h) of Clause 2.2 (Telenet Additional Facility) and paragraphs (a) and (b) of Clause 2.3 (Overall Facility Limits) to amend each reference from “Advances” and “advances” to “Utilisations”.

(b)	Amend limb (ii)(D) and (iii)(E) of paragraph (h) of Clause 2.2 (Telenet Additional Facility) to delete the word “reasonable” before the word “fees”.

(c)	Add an additional limb to Clause 2.2 (Telenet Additional Facility) as follows:
“With the prior written consent of the Company, the Facility Agent is authorised and instructed to enter into such documentation as is reasonably required to amend this Agreement and any other Finance Document (in accordance with terms of this Clause 2.2 (Telenet Additional Facility)) to reflect the terms of each Telenet Additional Facility without the consent of any Lender other than the applicable Telenet Additional Facility Lender.”

78.	Amount of Advance: amend paragraph (b) of Clause 5.3 (Amount of Advance or Documentary Credit) to include the words “under that Facility” after the words “on behalf of the Lenders”.

79.	Revaluation of Documentary Credits:

(a)
Amend paragraph (a) of Clause 6.4 (Revaluation of Documentary Credits) to replace the words “at six monthly intervals after the date of the Documentary Credit” with the words “on the last Business Day of each financial year”.

(b)	Amend paragraph (b) of Clause 6.4 (Revaluation of Documentary Credits) to replace the words “three Business Days” with the words “ten Business Days”.

80.
Affiliates of Borrowers: amend paragraph (c) of Clause 7.7 (Affiliates of Borrowers) to include the words “, provided that such Affiliate is not an Affiliate of any other Obligor, ” after the words “its Affiliate”.

81.
Right of Repayment and Cancellation of a Single Lender: amend paragraph (a)(iii) of Clause 10.8 (Right of Repayment and Cancellation of a Single Lender) to include the words “or Clause 15 (Illegality and Mitigation)” after the words “Clause 10.1 (Mandatory Prepayment – Illegality)” and to replace the reference to “or” before the reference to “Clause 10.1” with a comma.

82.	Selection:

(a)
Amend paragraph (d)(ii) of Clause 11.5 (Selection – Term Facility) to replace the word “Facility” with “Term Facility Advance” throughout such paragraph and to replace the words “Lenders whose commitments under the relevant Facility then aggregate two thirds or more of the aggregate Commitments under that Facility” with “Majority Lenders under the relevant Facility”.

(b)
Amend paragraph (c) of Clause 11.6 (Selection – Revolving Facility) to replace the words “under that Revolving Facility” with “under the relevant Advance under that Revolving Facility” throughout such paragraph and to replace the words “Lenders whose Commitments under that Revolving Facility then aggregate two thirds or more of the aggregate Commitments under that Revolving Facility” with “the Majority Lenders under that Revolving Facility”.

83.	Payments: amend Clause 16.4 (Currency) to include the following additional limbs and to re-number limb (c) to limb (e):

“(c)	A repayment or prepayment of an Advance is payable in the currency in which the Advance is denominated.

(d)	All interest is payable in the currency in which the relevant amount in respect of which it is payable is denominated.”

84.	Information: amend Clause 19.4 (Information – Miscellaneous) to delete paragraph (c) in its entirety.

85.	Change of Business: delete Clause 21.8 (Change of Business) and replace it with the following:

“21.8    Change of Business
No Obligor shall (and the Company shall procure that no member of the Group shall), without the prior written consent of the Majority Lenders or save as otherwise permitted by the terms of this Agreement, make any change in the nature of its business as carried on immediately prior to the Signing Date, which would give rise to a substantial change in the business of the Group taken as a whole from that set forth in the definition of Business, provided that this Clause 21.8 (Change of Business) shall not be breached by an Obligor or any member of the Group making a Permitted Disposal, Permitted Acquisition or entering into any Permitted Joint Venture.”

86.
Acquisitions: amend paragraph (b)(iii)(B) of Clause 21.9 (Acquisitions and Mergers) to replace the words “for the period commencing on the date of merger and ending on the earlier of the date that falls 3 years from the date of merger and the longest dated Final Maturity Date” with “on a pro forma basis following such merger or consolidation.”

87.
Insurance: amend Clause 21.12 (Insurance) to delete the words “procure that each member of the Group will” and replace them with “procure that each of its Material Subsidiaries which is a member of the Group will”.

88.	Shareholder Loans: amend paragraph (a) of Clause 21.14 (Shareholder Loans) to replace the words “30 days” with “60 days”.

89.	Share Security:

(a)	delete Clause 21.17 (Share security) and replace it with the following:
“21.17    Share Security
Each Obligor will not, and will procure that no member of the Group will, issue any shares of any class provided that:

(a)
notwithstanding paragraph (b) below, an Obligor may issue shares to any person other than a member of the Group and shall not be required to procure that such shares are charged or pledged in favour of the Beneficiaries, provided that such share issue does not result in a Change of Control;

(b)
any member of the Group may issue shares to or otherwise acquire additional rights from any other member of the Group so long as (if any of the existing shares in the relevant member of the Group are charged or pledged in favour of any Beneficiary) such shares are charged or pledged in favour of the Beneficiaries pursuant to the terms of a Security Document and there are delivered at the same time to the Security Agent the relevant share certificates and blank stock transfer forms (or equivalent documents) in respect thereof together with such other documents and evidence and legal opinions as the Security Agent may reasonably require;

(c)
the Company may issue shares to Telenet Group BVBA provided that such shares are charged or pledged in favour of the Beneficiaries pursuant to the terms of a Security Document and there are delivered at the same time to the Security Agent the relevant share certificates and blank stock transfer forms (or equivalent documents) in respect thereof together with such other documents and evidence and legal opinions as the Security Agent may reasonably require;

(d)	any member of the Group may issue shares pursuant to the exercise of Approved Stock Options;

(e)
a member of the Group may issue shares as part of an Acquisition or merger or consolidation permitted by Clause 21.9 (Acquisitions and Mergers), provided that the issue of such shares does not cause a Change of Control;

(f)
a member of the Group (other than an Obligor) may issue shares to all the holders of the share capital of such member of the Group pro rata to their interests in such share capital provided that, if any existing shares in that member of the Group are charged or pledged in favour of any Beneficiary under any Security Document, upon issue the shares that are issued to any other member of the Group are charged or pledged in favour of the Beneficiaries as provided in paragraph (b) above; and

(g)
any member of the Group (other than the Company) may issue shares to any person pursuant to any agreement or other legally binding arrangement existing, and disclosed to the Facility Agent in writing, on or before the Signing Date, provided that such share issue does not result in a Change of Control.”

(b)	Add the following additional definition to Clause 1.1 (Definitions):
““Beneficiaries” has the meaning given to the term Senior Secured Creditors in the Intercreditor Agreement.”

90.	Group Redesignation: delete Clause 21.25 (Group Redesignation) and replace it with the following:
“21.25    Group Redesignation
The Company may at any time deliver a notice (a “Group Redesignation Notice”) to the Facility Agent designating any Holding Company of the Company and/or any Holding Company of any Permitted Affiliate Parent as a “New Group Topco” for the purposes of this Agreement provided that taking into account any actions to be taken by the Company for the benefit of the Lenders, it would not be materially prejudicial to the interests of the Lenders in the opinion of the Facility Agent (acting reasonably).”

91.	Clean Up Period:

(a)	Amend the definition of Clean Up Period in Clause 22.3 (Breach of Other Obligations) to replace the words “120 days” with the words “180 days”.

(b)	Delete the words “(other than Clause 22.3(a) (Breach of Other Obligations) to the extent it refers to Clause 20 (Financial Covenant))” in paragraph (c) of Clause 22.3 (Breach of Other Obligations).

92.	Intercreditor Agreement: amend paragraph (a) of Clause 22.12 (Intercreditor Agreement) to include the word “material” before the word “obligations”.

93.
Acceleration: amend Clause 22.17 (Acceleration) to replace the words “may, and must if so instructed by the Majority Lenders” with the words “the Facility Agent shall, if the Majority Lenders so direct”.

94.	Indemnity:

(a)	Amend paragraph (a) of Clause 26.1 (Currency Indemnity) to include the words “, within 10 Business Days of demand” after the words “Obligor must”.

(b)	Amend paragraph (a)(i) of Clause 26.2 (Other Indemnities) to replace the word “Default” with the words “Event of Default”.

(c)	Amend paragraph (a) of Clause 26.3 (Break Costs) to include the words “, within ten Business Days of demand by a Lender, ” after the words “Each Borrower must”.

(d)	Amend paragraph (b) of Clause 26.3 (Break Costs) to include the words “, as soon as reasonably practicable after a demand by the Facility Agent, ” after the words “Each Lender must”.

95.	Amendments and waivers:

(a)	Amend Clause 28.2 (Exceptions) to add an additional limb (d) as follows:

“(d)
Notwithstanding any other provision of this Clause 28 (Amendments and Waivers), the Facility Agent may at any time without the consent or sanction of the Lenders, concur with the Company in making any modifications to any Finance Document, which in the opinion of the Facility Agent would be proper to make provided that the Facility Agent is of the opinion that such modification:

(i)
would not be materially prejudicial to the position of any Lender and in the opinion of the Facility Agent such modification is of a formal, minor or technical nature or is to correct a manifest error;

(ii)
relates to the increase in the principal amount of a Commitment of a Lender in relation to any Facility and such increased Commitment has been requested by the Company to fund any original issue discount required to be paid to that Lender in relation to that Facility under any Finance Document;

(iii)    is of a minor, operational or technical nature; or

(iv)	which relates to the implementation of any alternative basis for the calculation of interest that is binding on all Parties in accordance with paragraph (c) of Clause 13.4 (Cost of Funds).
Any modification made in accordance with this paragraph (d) shall be made on such terms as the Facility Agent may determine, shall be binding upon the Lenders, and shall be notified by the Company to the Lenders as soon as practicable thereafter.”

(b)	Amend Clause 28.2 (Exceptions) to include the words “Subject to Clause 28.6 (Structural Adjustments) below,” at the beginning of paragraph (a).

(c)	Amend paragraph (a) of Clause 28.3 (Non Consenting Lenders) to delete limb (iii) in its entirety.

(d)	Add an additional provision to Clause 28.2 (Exceptions) as follows:
“A waiver of issuance or the release of any Guarantor from any of its obligations under Clause 17 (Guarantee and indemnity) or a release of any Security under the Security Documents, in each case, other than in accordance with the terms of any Finance

Document shall require the prior written consent of affected Lenders whose share in the outstanding Utilisations and whose undrawn Commitments amount in aggregate to more than 75 per cent. of all of the outstanding Utilisations and undrawn Commitments.”

96.	Changes to the Parties:

(a)	Amend Clause 29.2 (Assignment or Transfers by Obligors) to include the words “except to the extent permitted by this Agreement” at the end of the paragraph.

(b)	Amend paragraph (a) of Clause 29.9 (Additional Borrowers) to delete the words “(following consultation with the Facility Agent)”.

(c)	Amend paragraph (b) of Clause 29.9 (Additional Borrowers) to include the words “under the relevant Facility” after the words “all the Lenders”.

(d)	Amend paragraph (b)(ii) of Clause 29.11 (Resignation of an Obligor (other than the Company) to replace the words “a Default” with the words “an Event of Default”.

97.	Governing law:

(a)	Delete Clause 38 (Governing law) and replace it with the following:
“38.    GOVERNING LAW
This Agreement, including all non-contractual obligations arising out of or in connection with it, shall be governed by, and construed in accordance with English law.”

(b)	Amend the governing law provisions of the schedules to the Credit Agreement to refer to “non-contractual obligations” in conformity with paragraph (a) above.

98.	Order of Application: amend Clause 10.4 (Order of application) by deleting sub-paragraph (e).

99.	Affiliate: amend the definition of Affiliate in Clause 1.1 (Definitions) such that it reads as follows:
“Affiliate” means a Subsidiary or a Holding Company of a person or any other Subsidiary of that Holding Company provided that in relation to any clause, reference or provision that uses such term:

(a)
an Affiliate of the Company that issues any notes, bonds or other securities for the purpose of on-lending the proceeds of such issuances under a Facility and to a Borrower under this Agreement and which acts in accordance with the terms of any indentures or other documents governing such issuances (a “Designated Notes Issuer”) shall not be an Affiliate of the Company or any of its Affiliates; and

(b)         a Designated Notes Issuer shall be deemed not to be managed by, or under the control of, the Company or any of its Affiliates.”

100.
Change of L/C Bank: add the words “in relation to the Facility in respect of which such Documentary Credits are issued” after the words “Majority Lenders” in paragraph (c) of Clause 6.11 (Appointment and Change of L/C Bank).

101.	Restricted Person: amend the definition of Restricted Person in Clause 1.1 (Definitions) such that it reads as follows:
““Restricted Person” means any Affiliate of a Borrower and, following any Parent Joint Venture Transaction, any Joint Venture Parent, any Subsidiary of the Joint Venture Parent and any Parent Joint Venture Holders (in each case, other than a member of the Group) provided that any Designated Notes Issuer (as defined in the definition of Affiliate) that is not a member of the Group shall, notwithstanding the proviso to the definition of “Affiliate”, be a “Restricted Person” except for the purposes of:
(a) the definition of “Pledge of Subordinated Shareholder Loans”;
(b) the definition of “Subordinated Creditor”; and
(c) Clause 21.14 (Shareholder Loans).”

102.	Permitted Affiliate Group Designation: amend limb (iv)(c) of Clause 29.8 (Permitted Affiliate Group Designation) to include the words “if available,” at the start of the limb.

103.	Permitted Payment: add a new limb to the definition of Permitted Payment in Clause 1.1 (Definitions) as follows:
“to any Designated Notes Issuer (as defined in the definition of Affiliate) in connection with any fees, costs, indemnity claims or other expenses payable to it in connection with transactions related to the issuance of any notes, bonds or other securities;”

SCHEDULE 11
TELENET ADDITIONAL FACILITY AJ-B ACCESSION AGREEMENT

TELENET ADDITIONAL FACILITY AJ-B ACCESSION AGREEMENT
TERM LOAN AJ-B FACILITY

To:	The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent

From:	The Telenet Additional Facility AJ-B Lender
Date: [•]
TELENET BVBA - Credit Agreement
dated 1 August 2007, as amended
from time to time (the Credit Agreement)

1.	In this Agreement:
Borrower in relation to the Term Loan AJ-B Facility means [Insert Telenet BVBA or the name of any other entity incorporated under the laws of Belgium that has acceded to the Credit Agreement as a Borrower].
Existing Security Provider means each of Telenet BVBA (the “Company”), Telenet International Finance S.à r.l., Telenet Financing USD LLC, Telenet Group Holding NV, having its registered office at Neerveldstraat 105, B-1200 Sint-Lambrechts-Woluwe, Belgium and registered with the Crossroads Bank for Enterprises under number 0477.702.333 (RPR/RPM Brussels), Telenet Group BVBA, having its registered office at Neerveldstraat 105, B-1200 Sint-Lambrechts-Woluwe, Belgium and registered with the Crossroads Bank for Enterprises under number 0462.925.669 (RPR/RPM Brussels) and Telenet Vlaanderen NV, having its registered office at Liersesteenweg 4, 2800 Mechelen, Belgium and registered with the Crossroads Bank for Enterprises under number 0458.840.088 (RPR/RPM Mechelen).
Indenture means the indenture, dated 13 December 2017, among, inter alia, Telenet Finance Luxembourg Notes S.à r.l., as issuer, and The Bank of New York Mellon, London Branch as trustee, as amended pursuant to an accession agreement dated [•] whereby the Telenet Additional Facility AJ-B Lender acceded thereto as issuer and assumed all of Telenet Finance Luxembourg Notes S.à r.l.’s rights and obligations thereunder and as may be further amended from time to time.
Liberty Global Reference Agreement means any or all of (i) the credit agreement dated 19 April 2017 between, among others, Virgin Media Investment Holdings Limited as company and The Bank of Nova Scotia as facility agent; (ii) the credit agreement dated 24 July 2014 between (among others) Unitymedia Hessen GmbH & Co. KG as borrower and The Bank of Nova Scotia as facility agent; (iii) the credit agreement dated 27 January 2014 between (among others) Ziggo B.V. as borrower and The Bank of Nova Scotia as facility agent; (iv) the credit agreement dated 28 September 2006 between (among others) All3Media Finance Limited as borrower and The Royal Bank of Scotland PLC as facility agent; (v) the credit agreement dated 5 March 2015 between (among others) Ziggo Secured Finance B.V. as SPV borrower and The Bank of Nova Scotia as facility agent; (vi) the indenture dated 23 December 2015 in respect of the €420,000,000 4.625% senior secured notes due 2026 issued by Unitymedia Hessen GMBH & Co KG and

Unitymedia NRW GmbH; (vii) Annex I (Additional Definitions) and Annex II (Covenants) of the credit agreement dated 16 May 2016 entered into between, among others, LGE Coral Holdco Limited as finco, Sable International Finance Limited and Coral-US Co-Borrower LLC as initial borrowers and The Bank of Nova Scotia as administrative agent and (to the extent not covered in the Annexes) the specific provisions relating to that credit agreement set out in Schedule 4 (Amendments, Waivers, Consents and Other Modifications), Schedule 5 (Further Amendments, Waivers, Consents and Other Modifications), Schedule 6 (Additional Amendments, Waivers, Consents and Other Modifications), Schedule 7 (Fourth Amendments, Waivers, Consents and Other Modifications), Schedule 8 (Fifth Amendments, Waivers, Consents and Other Modifications), Schedule 9 (Sixth Amendments, Waivers, Consents and Other Modifications) and Schedule 10 (Seventh Amendments, Waivers, Consents and Other Modifications) of this Agreement; (viii) the facilities agreement dated 6 October 2016 in respect of the advance of certain proceeds of the £350,000,000 5.5% receivables financing notes due 2024 issued by Virgin Media Receivables Financing Notes I Designated Activity Company; (ix) the indenture dated 23 September 2016 in respect of the $2,000,000,000 5.5% senior secured notes due 2027 and the €775,000,000 4.25% senior secured notes due 2027 issued by Ziggo Secured Finance B.V.; (x) the indenture dated 1 February 2017 in respect of the £675,000,000 5% senior secured notes due 2027 issued by Virgin Media Secured Finance PLC; (xi) the indenture dated 21 June 2017 in respect of the €635,000,000 3⅞% senior notes due 2029 issued by UPC Holding B.V.; (xii) the credit agreement dated 16 December 2016 between (among others) UPC Broadband Holding B.V. as borrower and The Bank of Nova Scotia as facility agent, (xiii) the indenture dated 16 August 2017 in respect of the $700,000,000 6.875% senior notes due in 2027 issued by C&W Senior Financing Designated Activity Company and (xiv) the indenture dated 18 October 2017 in respect of the $550,000,000 million 5.500% senior notes due 2028 issued by UPC Holding B.V. (in each case as amended from time to time up to the date of this Agreement).
Notes means the $1,000,000,000 aggregate principal amount of 5.500% fixed rate notes due 2028 and originally issued on 13 December 2017 by Telenet Finance Luxembourg Notes S.à r.l. pursuant to the Indenture as such notes were amended pursuant to an accession agreement dated [•] 20[•] whereby the Telenet Additional Facility AJ-B Lender acceded thereto as issuer and assumed all of Telenet Finance Luxembourg Notes S.à r.l.’s rights and obligations thereunder.
Proposed Amendments means the amendments, waivers, consents and other modifications contemplated by Clauses 25 and 26 of this Agreement.
Telenet Additional Facility AJ Accession Agreement means the Telenet Additional Facility AJ Accession Agreement dated 13 December 2017 between, among others, Telenet International Finance S.à r.l. as borrower and Telenet Finance Luxembourg Notes S.à r.l. as original lender.
Telenet Additional Facility AJ-B Lender means [Insert name of Belgian incorporated SPV].
Term Loan AJ Facility means the $1,000,000,000 term loan facility made available by Telenet Finance Luxembourg Notes S.à r.l. under the Telenet Additional Facility AJ Accession Agreement.
Term Loan AJ Facility Loan means a U.S Dollar denominated loan made to Telenet International Finance S.à r.l. by Telenet Finance Luxembourg Notes S.à r.l. under the Term Loan AJ Facility.

Term Loan AJ-B Facility Commitment means, in relation to the Telenet Additional Facility AJ-B Lender, the amount in U.S. Dollars set opposite its name under the heading “Term Loan AJ-B Facility Commitment” in Schedule 1 of this Agreement, and any such Term Loan AJ-B Commitment transferred to or assumed by it under the Credit Agreement, in each case, to the extent not cancelled, transferred, or reduced under the Credit Agreement.
Term Loan AJ-B Facility means the $1,000,000,000 term loan facility made available by the Telenet Additional Facility AJ-B Lender under this Agreement.
Term Loan AJ-B Facility Loan means a U.S Dollar denominated loan made to the Borrower by the Telenet Additional Facility AJ-B Lender under the Term Loan AJ-B Facility.

2.
Unless otherwise defined in this Agreement, terms defined in the Credit Agreement shall have the same meaning in this Agreement and a reference to a Clause is a reference to a Clause of the Credit Agreement. The principles of construction set out in Clause 1.2 (Construction) of the Credit Agreement apply to this Agreement as though they were set out in full in this Agreement.

3.	We refer to Clause 2.2 (Telenet Additional Facility) of the Credit Agreement. This is a Finance Document.

4.
This Agreement will take effect on the date on which the Facility Agent notifies the Borrower and the Telenet Additional Facility AJ-B Lender that it has received the documents and evidence set out in Schedule 2 to this Agreement, in each case in form and substance satisfactory to it (acting reasonably) or, as the case may be, the requirement to provide any of such documents or evidence has been waived by the Facility Agent (acting on the instructions of the Telenet Additional Facility AJ-B Lender) (the “Effective Date”). The Facility Agent must give this notification to the Borrower and the Telenet Additional Facility AJ-B Lender promptly upon being so satisfied.

5.	The Telenet Additional Facility AJ-B Lender agrees:

(a)	to become party to and to be bound by the terms of the Credit Agreement as a Lender in accordance with Clause 2.2 (Telenet Additional Facility) of the Credit Agreement; and

(b)
to become party to the Intercreditor Agreement as a Senior Lender for the purposes of the Intercreditor Agreement and confirm that, as from the date of this Agreement, it intends to be party to the Intercreditor Agreement as a Senior Lender and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a Senior Lender and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

6.
The Telenet Additional Facility Commitment in relation to the Telenet Additional Facility AJ-B Lender (for the purpose of the definition of Telenet Additional Facility Commitment in Clause 1.1 (Definitions) of the Credit Agreement) is its Term Loan AJ-B Facility Commitment.

7.
The Facility Agent will, for the purposes of any determination to be made under the Credit Agreement or this Agreement (other than with respect to the Proposed Amendments in respect of which consent has been given in accordance with Clauses 25 and 26 hereof), apply the votes of the Telenet Additional Facility AJ-B Lender in accordance with a written direction to be provided by the Telenet Additional Facility AJ-B Lender. The Telenet Additional Facility AJ-B Lender agrees that it will give any such direction in accordance with the provisions of Section 9.01 of the Indenture. For the avoidance of doubt, the Facility Agent may rely on any such directions received and shall have no duty to enquire or monitor as to whether such direction complies with Section 9.01 of the Indenture.

8.
The Term Loan AJ-B Facility may be drawn by one Advance (subject to the provisions of Clause 9 below) on the Effective Date and such date will constitute the Availability Period for the Term Loan AJ-B Facility. No more than one Request may be made in respect of the Term Loan AJ-B Facility under the Credit Agreement, and such Request may only be in a principal amount of the Telenet Additional Facility Commitment in relation to the Term Loan AJ-B Facility as set out in Clause 6 above.

9.

(a)
Provided that any upsizing of the Term Loan AJ-B Facility permitted under this Clause 9 will not breach any term of the Credit Agreement, the Term Loan AJ-B Facility may be upsized by any amount, by the signing of one or more further Telenet Additional Facility AJ-B Accession Agreements, that specify (along with the other terms specified therein) [Insert Telenet BVBA or the name of any other entity incorporated under the laws of Belgium that has acceded to the Credit Agreement as a Borrower] as sole Borrower and which specify Telenet Additional Facility Commitments denominated in U.S. Dollars, to be drawn in U.S. Dollars, with the same Final Maturity Date and Margin as specified in this Agreement.

(b)
For the purposes of this Clause 9 (unless otherwise specified), references to the Term Loan AJ-B Facility shall include Advances made under any such further Telenet Additional Facility AJ-B Accession Agreement.

(c)
Where any Term Loan AJ-B Facility Loan has not already been consolidated with any other Term Loan AJ-B Facility Loan, on the last day of any Term for such Term Loan AJ-B Facility Loan, that Term Loan AJ-B Facility Loan shall be consolidated with any other Term Loan AJ-B Facility Loan which has a Term ending on the same day as that Term Loan AJ-B Facility Loan and all such Term Loan AJ-B Facility Loans will then be treated as one Advance.

10.	The Final Maturity Date in respect of the Term Loan AJ-B Facility is 1 March 2028. Any outstanding Advance under the Term Loan AJ-B Facility shall be repaid in full on the Final Maturity Date.

11.
The interest rate in relation to the Term Loan AJ-B Facility will be a fixed rate of 5.500 per cent. per annum. Such interest rate will be calculated in accordance with Clause 11.1 (Calculation of Interest) of the Credit Agreement as being the sum of LIBOR and the applicable Margin, where in order to achieve the fixed rate referred to above, the applicable Margin will be:

(a)	5.500 per cent. per annum, calculated on the basis of a 360 day year comprised of twelve 30 day months;
minus

(b)	LIBOR.
For the avoidance of doubt, for the purpose of this calculation, the applicable Margin may be a negative number. Further, the interest rate for this Term Loan AJ-B Facility will never exceed 5.500 per cent. per annum (save to the extent that Clause 11.3 (Interest on Overdue Amounts) of the Credit Agreement may apply).

12.
The first Term to apply to the Term Loan AJ-B Facility Loan will be a period equal to the period running from the first day following the end of the most recently completed Term with respect to which interest was paid under the Term Loan AJ Facility Loan up to and excluding [Insert date that is the last day of the Term for the Term Loan AJ Facility Loan] in order that the first Term under the Term Loan AJ-B Facility Loan is aligned with the existing Term under the Term Loan AJ Facility Loan. The Borrower agrees that each subsequent Term under the Term Loan AJ-B Facility will be 6 months.

13.
Upon the occurrence of a mandatory prepayment of the Term Loan AJ-B Facility following a Change of Control, as defined under Clause 10.2 (Mandatory Prepayment – Change of Control) of the Credit Agreement, the Borrower under the Term Loan AJ-B Facility agrees to pay to the Facility Agent (for the account of the Telenet Additional Facility AJ-B Lender) an amount equal to 1 per cent. of the principal amount of the Term Loan AJ-B Facility, plus accrued and unpaid interest to the due date of mandatory prepayment. Such payment shall be due and payable by the Borrower to the Facility Agent (for the account of the Telenet Additional Facility AJ-B Lender) under the Term Loan AJ-B Facility on the actual date of such mandatory prepayment.

14.
At any time prior to 1 December 2022, upon the occurrence of any voluntary prepayment of any of the Term Loan AJ-B Facility by the Borrower under Clause 10.5 (Voluntary prepayment) of the Credit Agreement (other than a voluntary prepayment complying with Clauses 17 or 18 below) in an amount not to exceed 10% of the original principal amount of the Term Loan AJ-B Facility during each twelve-month period commencing on the date of this Agreement, the Borrower under the Term Loan AJ-B Facility agrees to pay to the Facility Agent (for the account of the Telenet Additional Facility AJ-B Lender) an amount equal to 3.0% of the principal amount of the Term Loan AJ-B Facility being prepaid, plus accrued and unpaid interest then due on the amount of the Term Loan AJ-B Facility Loan prepaid to the due date of prepayment. Such payment shall be due and payable by the Borrower under the Term Loan AJ-B Facility to the Facility Agent (for the account of the Telenet Additional Facility AJ-B Lender) on the actual date of such prepayment. Prior to 1 December 2022, to the extent that during any twelve-month period commencing on the date of this Agreement, the principal amount of the Term Loan AJ-B Facility prepaid in any one or more voluntary prepayments is greater than an amount equal to 10% of the original principal amount of the Term Loan AJ-B Facility (any such amount, the “Excess Early Redemption Proceeds”), the Borrower will apply the Excess Early Redemption Proceeds to a voluntary prepayment of the Term Loan AJ-B Facility as described in Clause 15 below.

15.
At any time prior to 1 December 2022, upon the occurrence of any voluntary prepayment of any or all of the Term Loan AJ-B Facility by the Borrower under the Term Loan AJ-B Facility under Clause 10.5 (Voluntary Prepayment) of the Credit Agreement with any Excess Early Redemption Proceeds (other than a voluntary prepayment complying with Clauses 17 or 18 below), the Borrower under the Term Loan AJ-B Facility agrees to pay to the Facility Agent (for the account of the Telenet Additional Facility AJ-B Lender) an amount equal to the Additional Amount (as defined below) (calculated as of a date no more than three Business Days prior to the date of the relevant prepayment notice), plus accrued and unpaid interest on the amount of the Term Loan AJ-B Facility Loan prepaid to the due date of prepayment. Such payment shall be due and payable by the Borrower under the Term Loan AJ-B Facility to the Facility Agent (for the account of the Telenet Additional Facility AJ-B Lender) on the actual date of such prepayment.
For the purposes of this Clause 15:
Additional Amount means, with respect to the Term Loan AJ-B Facility on any prepayment date applicable to the voluntary prepayment of any or all of the Term Loan AJ-B Facility, the excess of:

(i)
the present value at such prepayment date of (i) the amount that would be payable in accordance with Clause 16 below in respect of the principal amount of the Term Loan AJ-B Facility being prepaid if such amount were prepaid on 1 December 2022 pursuant to Clause 10.5 (Voluntary Prepayment) of the Credit Agreement, plus (ii) the principal amount of the Term Loan AJ-B Facility being prepaid plus (iii) all required interest payments due on the principal amount of the Term Loan AJ-B Facility being prepaid through 1 December 2022 (excluding accrued but unpaid interest to the prepayment date and assuming such interest payments are calculated at the rate of interest on the Term Loan AJ-B Facility in effect on such prepayment date), computed using a discount rate equal to the Treasury Rate plus 50 basis points; over

(ii)	the principal amount of the Term Loan AJ-B Facility being prepaid.
Treasury Rate means, as of any prepayment date, the yield to maturity at the time of computation of U.S. Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the date of the relevant cancellation notice (or, if such statistical release is not so published or available, any publicly available source of similar market date selected by the Issuer in good faith)) most nearly equal to the period from the prepayment date to 1 December 2022; provided, however, that if the period from the prepayment date to 1 December 2022 is not equal to the constant maturity of a U.S. Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by a linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of U.S. Treasury securities for which such yields are given, except that if the period from the prepayment date to 1 December 2022 is less than one year, the weekly average yield on actually traded U.S. Treasury securities adjusted to a constant maturity of one year shall be used.

16.
On or after 1 December 2022 upon the occurrence of a voluntary prepayment of any or all of the Term Loan AJ-B Facility by the Borrower under the Term Loan AJ-B Facility under Clause 10.5 (Voluntary prepayment) of the Credit Agreement (other than a voluntary prepayment complying with Clause 17 or 18 below), the Borrower under the Term Loan AJ-B Facility agrees to pay to the Facility Agent (for the account of the Telenet Additional Facility AJ-B Lender) an amount equal to the relevant percentages of the principal amount of the Term Loan AJ-B Facility being prepaid as set forth in the table below on, plus accrued and unpaid interest then due on the amount of the Term Loan AJ-B Facility prepaid to, the due date of prepayment, if prepaid during the twelve-month period beginning on 1 December of the years indicated below:

Year	Prepayment Price expressed as a percentage of the principal amount of the Term Loan AJ-B Facility
2022	2.750%
2023	1.375%
2024	0.688%
2025 and thereafter	0.000%
Such payment shall be due and payable by the Borrower under the Term Loan AJ-B Facility to the Facility Agent (for the account of the Telenet Additional Facility AJ-B Lender) on the actual date of such prepayment.

17.	Notwithstanding Clauses 14, 15 and 16:

(a)
if the Telenet Additional Facility AJ-B Lender purchases any Notes in connection with any tender offer or other offer to purchase for the Notes (a “Tender Offer”), the Borrower will prepay an aggregate principal amount of the Term Loan AJ-B Facility, pro rata based on the aggregate principal amount of Notes tendered in such Tender Offer and at a prepayment price of par plus any premium paid or less any discount received by the Telenet Additional Facility AJ-B Lender in connection with the purchase of the Notes in such Tender Offer, plus any accrued and unpaid interest to the due date of such prepayment; and

(b)
if following any Tender Offer, the Telenet Additional Facility AJ-B Lender is entitled to, and elects to, redeem any remaining Notes at a price equal to the price paid to each other holder in such Tender Offer, then the Borrower will prepay the remaining principal amount of the Term Loan AJ-B Facility at a prepayment price of par plus any premium paid or less any discount received by the Telenet Additional Facility AJ-B Lender in connection with the purchase of the Notes in such Tender Offer, plus any accrued and unpaid interest to the date that any interest accrues under the Notes in connection with such redemption.

18.
At any time prior to 1 December 2022, upon the occurrence of any voluntary prepayment of the Term Loan AJ-B Facility by the Borrower pursuant to Clause 10.5 (Voluntary Prepayment) of the Credit Agreement with the Net Cash Proceeds of one of more Equity Offerings (the “Equity Offering Early Redemption Proceeds”) in an amount of up to 40% of the Term Loan AJ-B Facility Loan, the Borrower shall upon not less than 10 days nor more than 60 days’ notice make a payment to the Facility Agent (for the account of the Telenet Additional Facility AJ-B Lender) in an amount (the “Equity Claw Prepayment Premium”) equal to 5.500 per cent. of the principal amount of the Term Loan AJ-B Facility prepaid, together with any amounts due to the Telenet Additional Facility AJ-B Lender in respect of a Tax Deduction plus accrued interest then due on the amount of the Term Loan AJ-B Facility prepaid to the due date of prepayment. Such payment shall be due and payable by the Borrower to the Facility Agent (for the account of the Telenet Additional Facility AJ-B Lender) under the Term Loan AJ-B Facility on the actual date of such prepayment provided that:

(a)	at least 50% of the principal amount of the Term Loan AJ-B Facility remains outstanding immediately after any such prepayment; and

(b)	such prepayment is made not more than 180 days after the consummation of any Equity Offering.
For the purpose of this Clause 18:
“Capital Stock” of any person means any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of interests in (however designated) equity of such person, including any preferred stock, but excluding any debt securities convertible into such equity.
“Disqualified Stock” means, with respect to any person, any Capital Stock of such person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event:
(a)    matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

(b)
is convertible or exchangeable for Financial Indebtedness or Disqualified Stock (excluding Capital Stock which is convertible or exchangeable solely at the option of Telenet Group BVBA, the Borrower or a Subsidiary of Telenet Group BVBA); or

(c)
is redeemable at the option of the holder of the Capital Stock in whole or in part, in each case on or prior to the earlier of the date (a) of the stated maturity of the Term Loan AJ-B Facility or (b) on which there are no amounts under the Term Loan AJ-B Facility outstanding, provided that only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date will be deemed to be Disqualified Stock; provided, further that any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require Telenet Group BVBA to repurchase such Capital Stock upon the occurrence of a change of control or asset sale (each defined in a substantially identical manner to the corresponding definitions in the Credit Agreement) shall not constitute Disqualified Stock if the terms of such Capital Stock (and all such securities into which it is convertible or for which it is ratable or exchangeable) provide that Telenet Group BVBA may not repurchase or redeem any such Capital Stock (and all such securities into which it is convertible or for which it is ratable or exchangeable) pursuant to such provision prior to compliance by Telenet Group BVBA with any provisions of the Credit Agreement.

“Equity Offering” means (1) the distribution of Capital Stock of the Spin Holdco in connection with any Spin-Off or (2) a sale of (a) Capital Stock of Telenet Group BVBA or the Borrower (other than Disqualified Stock), (b) Capital Stock the proceeds of which are contributed as equity share capital to Telenet Group BVBA or the Borrower or as Subordinated Shareholder Loans or (3) Subordinated Shareholder Loans.
“Net Cash Proceeds” means, with respect to any issuance or sale of Capital Stock, Subordinated Shareholder Loans and other capital contributions, the cash proceeds of such issuance or sale net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, listing fees, discounts or commissions and brokerage, consultant and other fees and charges actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result of such issuance or sale (after taking into account any available tax credit or deductions and any tax sharing arrangements).

19.	On the Effective Date, the Telenet Additional Facility AJ-B Lender will make to the Borrower a Term Loan AJ-B Facility Loan in an amount equal to the Term Loan AJ-B Facility Commitment by [●].[2]

20.
The Borrower agrees that it will not request or require the transfer of all of the rights and obligations of the Telenet Additional Facility AJ-B Lender (or cancel or reduce any of such Lender’s Commitments or repay or prepay the Term Loan AJ-B Facility Loan) pursuant to Clause 10.8 (Right of Repayment and Cancellation of a Single Lender), Clause 10.9 (Right of Cancellation in Relation to a Defaulting Lender) or Clause 28.3 (Non-Consenting Lenders) of the Credit Agreement.

21.
On the first Utilisation Date in respect of the Term Loan AJ-B Facility, the Borrower confirms, on behalf of itself and the Company confirms on behalf of itself and each other Obligor, that the representations and warranties set out in Clause 18 (Representations and Warranties) of the Credit Agreement (except for Clauses 18.5 (Non –conflict), 18.6 (No Event of Default), 18.7 (Authorisations), 18.9 (No Material Adverse Change), 18.10 (Litigation and Insolvency Proceedings), 18.11 (Tax Liabilities), 18.12 (Security Interests), 18.13 (Intellectual Property Rights), 18.14 (Environmental Laws), 18.15 (Ownership of Assets), 18.16 (ERISA), 18.17 (United States Regulations) and 18.18 (Anti-Terrorism Laws)) are true and correct in all material respects as if made at the first Utilisation Date in respect of the Term Loan AJ-B Facility with reference to the facts and circumstances then existing, and as if each reference to the Finance Documents includes a reference to this Agreement.

22.
Each of the Guarantors confirms that its obligations under Clause 17 (Guarantee and Indemnity) of the Credit Agreement, and each of the Existing Security Providers confirms that the Security Interests created pursuant to the Security Documents and its obligations under the Finance Documents, shall continue unaffected and that such obligations extend to the Total Commitments as increased by the addition of the Term Loan AJ-B Facility and that such obligations shall be owed to each Finance Party including the Telenet Additional Facility AJ-B Lender.

23.	The Telenet Additional Facility AJ-B Lender confirms to each Finance Party (unless such Finance Party is an Obligor) that:

(a)
it has made its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in the Credit Agreement and has not relied on any information provided to it by a Finance Party in connection with any Finance Document; and

2 Clause 19 will reflect the funding mechanics for the Term Loan AJ Facility Loan, which will consist of, at the election of the Borrower, one or more of the following:

(a)
transferring all of its rights, title and obligations under the Term Loan AJ Facility to the Borrower pursuant to a transfer certificate executed by each of the Telenet Additional Facility AJ Lender, the Borrower and the Facility Agent in accordance with Clause 29.4 (Procedure for Transfer by Way of Novations) of the Credit Agreement;

(b)	cash settling with (or netting against) proceeds received (or payable) in respect of prepayment and cancellation of the Term Loan AJ Facility Loan; and/or

(c)
any other means that may be permitted under the Finance Documents and applicable law provided that the Telenet Additional Facility AJ Lender shall cease to have any rights or obligations under the Telenet Additional Facility AJ Accession Agreement following the entry into the Telenet Additional Facility AJ-B Accession Agreement.

(b)
it will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities while any amount is or may be outstanding under the Credit Agreement or any Telenet Additional Facility Commitment is in force.

24.	In the event that the Term Loan AJ-B Facility Loan is made by way of cash settlement, the proceeds shall be used by the Borrower for general corporate purposes.

25.
Subject to Clause 26 below and the provisions of the Indenture, for the purposes of any amendment or waiver, consent or other modification (including, with respect to any existing Default or Event of Default) that may be sought by the Company under the Credit Agreement or any other Finance Document on or after the date of this Agreement, the Telenet Additional Facility AJ-B Lender hereby consents to:

(a)
any and all of the items set out in Schedule 4 (Amendments, Waivers, Consents and Other Modifications) to Schedule 10 (Seventh Amendments, Waivers, Consents and Other Modifications) of this Agreement; and

(b)
any consequential amendment, waiver, consent or other modification, whether effected by one instrument or through a series of amendments, to the Credit Agreement or any other Finance Document to be made either to implement the changes envisaged in Schedule 4 (Amendments, Waivers, Consents and Other Modifications) to Schedule 10 (Seventh Amendments, Waivers, Consents and Other Modifications) of this Agreement or to conform any Finance Document to Schedule 4 (Amendments, Waivers, Consents and Other Modifications) to Schedule 10 (Seventh Amendments, Waivers, Consents and Other Modifications) of this Agreement; and/or

(c)
any other amendment, waiver, consent or modification, whether effected by one instrument or through a series of amendments, to the Credit Agreement or any other Finance Document to be made to conform any Finance Document to any Liberty Global Reference Agreement (provided that any amendment, waiver, consent or modification to conform the Credit Agreement or any other Finance Document to any Liberty Global Reference Agreement referred to at paragraphs (vi) to (xi), (xiii) and (xiv) and in respect of the schedules in relation to covenants, events of default or definitions in the Liberty Global Reference Agreements referred to at paragraphs (ii), (iii) and (v) of that definition, shall be limited to those that are mechanical in nature unless specifically referenced in Schedule 4 (Amendments, Waivers, Consents and Other Modifications) to Schedule 10 (Seventh Amendments, Waivers, Consents and Other Modifications) of this Agreement and, in each case, any consequential amendments, waivers, consents or modifications), and this Agreement shall constitute the Telenet Additional Facility AJ-B Lender's irrevocable and unconditional written consent in respect of such amendments, waivers, consents or other modifications to the Finance Documents for the purposes of Clause 28 (Amendments and Waivers) of the Credit Agreement and Clause 28 (Consents, Amendments and Override) of the Intercreditor Agreement (as applicable), and any clause in any other Finance Document relating to amendments of that Finance Document, without any further action required on the part of any party thereto.

26.
Following receipt of an amendment request from the Company, and/or the Facility Agent, in connection with all or any of the proposed amendments set out under Clause 25 above (the “Requested Amendments”) the Telenet Additional Facility AJ-B Lender shall confirm whether, having regard to the relevant provisions of the Indenture, it is required to consent to the Requested Amendments. If the Telenet Additional Facility AJ-B Lender is required to give such consent, it hereby acknowledges and agrees that the Facility Agent and/or the Security Agent may, but shall not be required to, send to the Telenet Additional Facility AJ-B Lender any further formal amendment request in connection with all, or any of the Requested Amendments and the Facility Agent and/or the Security Agent shall be authorised to consent on behalf of the Telenet Additional Facility AJ-B Lender, as a Lender under one or more Telenet Additional Facilities, to any such Requested Amendments (and the Facility Agent and/or the Security Agent shall be authorised to enter into any necessary documentation in connection with the same) and such consent shall be taken into account in calculating whether the Majority Lenders, or the relevant requisite Lenders, have consented to the relevant amendment, waiver or other modification to the Finance Documents in accordance with Clause 28 (Amendments and Waivers) of the Credit Agreement and Clause 28 (Consents, Amendments and Override) of the Intercreditor Agreement (as applicable), and any clause relating to amendments in any other Finance Document.

27.
The Telenet Additional Facility AJ-B Lender hereby waives receipt of any fee in connection with the consent in Clause 26 above, notwithstanding that other consenting Lenders under the Credit Agreement may be paid a fee in consideration of such Lenders’ consent to any or all of the foregoing amendments, waivers or other modifications.

28.
The Telenet Additional Facility AJ-B Lender and the Facility Agent agree to waive the notice period in respect of drawdown requests under Clause 5.1 (Delivery of Requests) of the Credit Agreement in respect of this Term Loan AJ-B Facility.

29.
The Borrower and the Company agree that, notwithstanding the provisions of Clause 12 (Taxes) of the Credit Agreement in connection with any payment required to be made by an Obligor to the Telenet Additional Facility AJ-B Lender:

(a)        Clause 12.2 (Tax gross-up) of the Credit Agreement shall continue to apply as if a Tax Deduction includes a FATCA Deduction; and
(b)        Clause 12.4(a) (Tax Indemnity) of the Credit Agreement shall continue to apply to any Tax that relates to a FATCA Deduction required to be made by a Party, in each case, other than to the extent that such FATCA Deduction arises from any non-compliance with any law or regulation by a holder of the Notes.
In this paragraph 29:
“FATCA” means:
(a)        sections 1471 to 1474 of the Code or any associated regulations;
(b)        any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or
(c)        any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“FATCA Deduction” means a deduction or withholding from a payment under a Finance Document required by FATCA.

30.
The parties to this Agreement acknowledge and agree that (a) in the event that the Term Loan AJ-B Facility Loan is made by way of cash settlement pursuant to Clause 24, it shall be made by the Telenet Additional Facility AJ-B Lender directly to the Borrower to an account notified by the Borrower to the Telenet Additional Facility AJ-B Lender, rather than through the Facility Agent and (b) in respect of any other payments of principal, interest or other amounts due under Term Loan AJ-B Facility, (i) the Borrower shall make payments payable by it to the Telenet Additional Facility AJ-B Lender directly to the Telenet Additional Facility AJ-B Lender (or to such account as the Telenet Additional Facility AJ-B Lender may specify), and (ii) the Telenet Additional Facility AJ-B Lender shall make payments payable by it to the Borrower directly to the Borrower (or to such account as the Borrower may specify). The Telenet Additional Facility AJ-B Lender agrees that it shall promptly notify the Facility Agent if the Borrower fails to make any payment under subclause (b)(i) of this Clause 30 when due, and the Borrower agrees that it shall promptly notify the Facility Agent if the Telenet Additional Facility AJ-B Lender fails to make any payment under subclause (b)(ii) of this Clause 30 when due.

31.
The Telenet Additional Facility AJ-B Lender agrees that without prejudice to Clause 29.4 (Procedure for Transfer by Way of Novation) of the Credit Agreement, each New Lender (as defined in the Transfer Certificate referred to below) shall become, by the execution by the Facility Agent of a Transfer Certificate substantially in the form of Schedule 3 (Transfer Certificate (Cash)) to this Agreement, bound by the terms of this Agreement as if it were an original party hereto as a Telenet Additional Facility AJ-B Lender and shall acquire the same rights, grant the same consents and assume the same obligations towards the other parties to this Agreement as would have been acquired, granted and assumed had the New Lender been an original party to this Agreement as a Telenet Additional Facility AJ-B Lender.

32.
The Facility Office and address for notices of the Telenet Additional Facility AJ-B Lender for the purposes of Clause 36.2 (Contact Details) of the Credit Agreement will be that notified by the Telenet Additional Facility AJ-B Lender to the Facility Agent.

33.	For the purposes of the Term Loan AK-B Facility and any Term Loan AK-B Facility Loan, and notwithstanding any provision of a Finance Document to the contrary:

(a)	The following defined terms shall have the following meanings in the Finance Documents:
Luxembourg means the Grand Duchy of Luxembourg;
Luxembourg Guarantor means a Guarantor incorporated in Luxembourg; and
Luxembourg Obligor means an Obligor incorporated in Luxembourg.
Qualifying Lender means a Lender which is beneficially entitled to a payment of interest under a Finance Document and which is:

(i)	a Lender which qualifies as a professional investor within the meaning of Article 105, 3° of the Royal Decree implementing the Belgian Income Tax Code;

(ii)
a Lender which is entitled to a payment of interest under a Finance Document without a Tax Deduction, pursuant to a double taxation agreement in force with Belgium (subject to the completion of any necessary procedural formalities);

(iii)	a Lender which is a credit institution established in a country of the European Economic Area or in a country with which the Kingdom of Belgium has concluded a Double Tax Treaty; or

(iv)
a Lender which qualifies as a non-resident saver within the meaning of Article 105, 50 of the Royal Decree implementing the Belgian Income Tax Code 1992 if, upon payment of such interest, the Borrower qualifies as a "listed holding company" or "intragroup bank" within the meaning of Article 105, 1°, b) or c) of the Royal Decree implementing the Belgian Income Tax Code 1992.

(b)	Where they relate to a Luxembourg company, references in the Finance Documents to:

(i)
a winding-up, administration or dissolution includes, without limitation, bankruptcy (faillite), insolvency, voluntary or judicial liquidation (liquidation volontaire ou judiciaire), composition with creditors (concordat préventif de faillite), reprieve from payment (sursis de paiement), controlled management (gestion contrôlée), fraudulent conveyance (actio pauliana), general settlement with creditors, reorganisation or similar laws affecting the rights of creditors generally;

(ii)	a receiver, administrative receiver, administrator or the like includes, without limitation, a juge délégué, commissaire, juge-commissaire, liquidateur or curateur;

(iii)
a security interest includes any hypothèque, nantissement, gage, privilege, sûreté réelle, droit de rétention and any type of real security or agreement or arrangement having a similar effect and any transfer of title by way of security; and

(iv)	a person being unable to pay its debts includes that person being in a state of cessation of payments (cessation de paiements).

(c)	Any guarantee given by any Luxembourg Guarantor does not constitute a suretyship (cautionnement) in the sense of articles 2011 and subsequent of the Luxembourg civil code.

(d)
The maximum liability of any Luxembourg Guarantor under the Finance Documents shall be limited so that the maximum amount payable by the relevant Luxembourg Guarantor for the obligations of any Obligor, which is not a direct or indirect Subsidiary of such Luxembourg Guarantor, hereunder shall at no time exceed the Maximum Amount.

Maximum Amount of any Luxembourg Guarantor means the sum of an amount equal to the aggregate (without duplication) of:

(i)
all moneys received by that Luxembourg Guarantor or direct or indirect Subsidiaries of that Luxembourg Guarantor (which are direct or indirect Subsidiaries of that Luxembourg Guarantor on the date hereof or which will be direct or indirect Subsidiaries of that Luxembourg Guarantor hereafter) as borrower under or pursuant to the Finance Documents; and

(ii)
the aggregate amount of the outstanding intercompany loans made to the Luxembourg Guarantor or direct or indirect Subsidiaries of that Luxembourg Guarantor (which are direct or indirect Subsidiaries of that Luxembourg Guarantor on the date hereof or which will be direct or indirect Subsidiaries of that Luxembourg Guarantor hereafter) by other members of the Group which have been funded with moneys received by the Borrowers under the Finance Documents (the Loan Amount); and

(iii)	an amount equal to 95% of the greater of:

(A)	the market value of the assets of the Luxembourg Guarantor at the time the guarantee is called less the Liabilities, other than the Loan Amount, at the time the guarantee is called; and

(B)	the market value of the assets of the Luxembourg Guarantor at the date of this Agreement less the Liabilities, other than the Loan Amount, at the time the guarantee is called.
Liabilities means all existing liabilities (other than any liabilities owed to the direct or indirect shareholders of the Luxembourg Guarantor) incurred, from time to time, by the Luxembourg Guarantor and as reflected, from time to time, in the books of the Luxembourg Guarantor.
If the Parties fail to reach an agreement as to the market value of the assets as referred to under paragraph (iii) above, such market value shall be determined, at the sole costs of the Luxembourg Guarantor (provided such costs are properly and reasonably incurred), by (1) an independent investment bank appointed for this purpose by the Finance Parties or (2) a Luxembourg réviseur d’entreprises agréé appointed upon the request of any of the Finance Parties.

(e)
Telenet International Finance S.à r.l. hereby expressly accepts and confirms, for the purposes of Articles 1278 and 1281 of the Luxembourg Civil Code, that notwithstanding any assignment, transfer and/or novation permitted under, and made in accordance with the provisions of this Agreement or the Finance Documents, the guarantee given by it guarantees all obligations of each Luxembourg Obligor (including without limitation, all obligations with respect to all rights and/or obligations so assigned, transferred or novated) and any security created under this Agreement or the Finance Documents shall be preserved for the benefit of any New Lender and each Luxembourg Obligor hereby accepts and confirms the aforementioned.

(f)
Qualifying Lender means, in the case of a Luxembourg Borrower, a Lender which is entitled to receive interest payments free of withholding tax levied pursuant to the Luxembourg law of 23 December 2005, as amended, introducing a withholding tax of 20% on payments of interest or similar income made or ascribed by a paying agent established in Luxembourg to or for the benefit of an individual beneficial owner who is resident of Luxembourg or, in the case of a Belgian Borrower, has the meaning given to that term in the Credit Agreement.

34.	Each Existing Security Provider (other than the Company) irrevocably appoints the Company to act as its agent:
(a)    to give and receive all communications under the Finance Documents;
(b)     to supply all information concerning itself to any Finance Party; and
(c)    to sign all documents under or in connection with the Finance Documents.
Any communication given to the Company in connection with a Finance Document will also be deemed to have been given to the other Existing Security Providers and each Finance Party may assume that any communication made by the Company is made with the consent of the other Existing Security Providers.

35.	If a term of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any jurisdiction, that will not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other term of this Agreement; or

(b)	the legality, validity or enforceability in other jurisdictions of that or any other term of this Agreement.

36.	This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

37.
This Agreement may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart signature page of this Agreement by e-mail (PDF) or telecopy shall be as effective as delivery of a manually executed counterpart of this Agreement. In relation to each counterpart, upon confirmation by or on behalf of the signatory that the signatory authorises the attachment of such counterpart signature page to the final text of this Agreement, such counterpart signature page shall take effect together with such final text as a complete authoritative counterpart.

38.	Clause 39.1 (Jurisdiction) of the Credit Agreement is incorporated into this Agreement as if set out in full and as if references in that clause to “the Finance Documents” is to this Agreement.

39.	This Agreement is a “Creditor Accession Undertaking” as defined in the Intercreditor Agreement.

40.
The Borrower under the Term Loan AJ-B Facility hereby agrees that the Telenet Additional Facility AJ-B Lender may disclose confidential information supplied to it by or on behalf of any Obligor in connection with the Finance Documents to the extent such disclosure is required by the terms of the Notes.

41.	For the purposes of any assignment, transfer or novation of rights and/or obligations (in whole or in part) by the Telenet Additional Facility AJ-B Lender under Clause 29.3 (Transfers by

Lenders) of the Credit Agreement, each of the Company and the Borrower hereby irrevocably consents to any assignment, transfer or novation made by the Telenet Additional Facility AJ-B Lender (i) by way of security in favour of The Bank of New York Mellon, London Branch (as security trustee under the Indenture) and (ii) following an Event of Default under and as defined in the Indenture. The Telenet Additional Facility AJ-B Lender may only deliver to the Facility Agent a completed Transfer Certificate if at that time it confirms to the Facility Agent in writing that an assignment, transfer or novation of the interest in the Term Loan AJ-B Facility to be assigned, transferred or novated is not prohibited under the terms of any agreement that is binding on it or any of its assets.

42.	The parties acknowledge that this Agreement is a Finance Document.
[Signature Pages Follow]

Schedule 1
TELENET ADDITIONAL FACILITY AJ-B LENDER AND TERM LOAN AJ-B FACILITY COMMITMENTS

Telenet Additional Facility AJ-B Lender	Term Loan AJ-B Facility Commitment ($)
[Insert name of Belgian SPV]	1,000,000,000

Total	1,000,000,000

Schedule 2
CONDITIONS PRECEDENT DOCUMENTS

1.	Obligors

(a)	A copy of the articles of association or equivalent constitutional documents of each Obligor and each Existing Security Provider.

(b)
A copy of a resolution of the board of directors or equivalent of each Obligor and each Existing Security Provider approving the terms of, and the transactions contemplated by, this Agreement and any other Finance Documents to which it is, or will become, a party.

(c)
A specimen of the signature of each person authorised on behalf of each Obligor and each Existing Security Provider to execute or witness the execution of this Agreement and any other Finance Document or to sign or send any document or notice in connection with this Agreement and any other Finance Document.

(d)
An up-to-date extract from the Luxembourg Trade and Companies Register in respect of each Obligor and each Existing Security Provider incorporated in Luxembourg or, to the extent such Obligor or Existing Security Provider is not registered with the Luxembourg Trade and Companies Register, a certificate from a notary residing in Luxembourg.

(e)
An up-to-date negative certificate (certificat de non-inscription d’une decision judiciaire) issued by the Luxembourg Trade and Companies register in respect of each Obligor and each Existing Security Provider incorporated in Luxembourg or, to the extent such Obligor or Existing Security Provider is not registered with the Luxembourg Trade and Companies Register, a certificate on solvency of an authorised signatory of the relevant Obligor or Existing Security Provider (as applicable).

(f)
A copy of the minutes of the shareholders' meeting of each Belgian Obligor and each Belgian Existing Security Provider in the form of a limited liability company (naamloze vennootschap) (except for Telenet Group Holding NV):

(i)	approving for the purposes of article 556 of the Belgian Companies Act, the terms of and transactions contemplated by this Agreement; and

(ii)
authorising named persons to fulfil the formalities with the Registry of the Commercial Court of the registered office of such Obligor or Existing Security Provider following the decision taken in accordance with the above.

(g)	A certificate of an authorised signatory of the Company:

(i)	confirming that utilising the Total Commitments (including the Term Loan AJ-B Facility Commitment) in full would not breach any limit binding on any Obligor; and

(ii)	certifying that each copy document specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(h)	A copy of the most recent annual accounts of the Borrower or, in the absence thereof, a copy of the opening balance sheet of the Borrower.

(i)	Evidence required by the Finance Parties for the purpose of any applicable money laundering regulations.

2.	Legal opinions

(a)
A legal opinion of Allen & Overy LLP, English legal advisers to the Facility Agent, addressed to the Finance Parties and to the security trustee under the Indenture (in substantially the same form as the opinion delivered in respect of the Telenet Additional Facility AJ Accession Agreement).

(b)
A legal opinion of Allen & Overy (Belgium) LLP, Belgian legal advisers to the Facility Agent, addressed to the Finance Parties and to the security trustee under the Indenture (in substantially the same form as the opinion delivered in respect of the Telenet Additional Facility AJ Accession Agreement).

(c)
A legal opinion of Allen & Overy, société en commandite simple, Luxembourg legal advisers to the Facility Agent, addressed to the Finance Parties and to the security trustee under the Indenture (in substantially the same form as the opinion delivered in respect of the Telenet Additional Facility AJ Accession Agreement).

3.	Other Documents

(a)	Evidence that the agent of the Borrower under the Finance Documents for service of process in England has accepted its appointment.

Schedule 3
TRANSFER CERTIFICATE (CASH)
To:    The Bank of Nova Scotia as Facility Agent and Telenet International Finance S.à r.l. as Borrower

From:	[THE EXISTING LENDER] and [THE NEW LENDER]
Date: [●]
Telenet BVBA3 - credit facilities agreement originally dated August 1, 2007 (as amended and restated from time to time), by and among Telenet BVBA and The Bank of Nova Scotia (originally BNP Paribas and then Toronto Dominion (Texas) LLC) as facility agent and KBC Bank NV as security agent (the Credit Agreement)
Terms defined in the Credit Agreement have the same meanings when used in this Transfer Certificate, or, if not defined in the Credit Agreement, the Telenet Additional Facility AJ-B Accession Agreement (as defined below), have the same meaning in this Transfer Certificate.
We refer to:

(a)	Clause 29.4 (Procedure for Transfer by Way of Novations) of the Credit Agreement;

(b)	Clause 22.3 (Change of Senior Lender, Pari Passu Creditors, Second Lien Lender and Noteholders) of the Intercreditor Agreement; and

(c)
the Telenet Additional Facility Accession Agreement dated 13 December 2017, pursuant to which a $1,000,000,000 term loan facility is made available to the Borrower as a Telenet Additional Facility (Term Loan AJ-B Facility) under the Credit Agreement (the Telenet Additional Facility AJ-B Accession Agreement).

1.
We, [ ] (the Existing Lender) agree to novate and we, [ ] (the New Lender) agree to accept novation of all the Existing Lender's rights and obligations referred to in the Schedule on and from the Effective Date in accordance with Clause 29.4 (Procedure for Transfer by Way of Novations) of the Credit Agreement and Clause 22.3 (Change of Senior Lender, Pari Passu Creditors, Second Lien Lender and Noteholders) of the Intercreditor Agreement.

2.
The New Lender confirms that it is bound by the terms of the Telenet Additional Facility AJ-B Accession Agreement from the Effective Date as if it were an original party thereto as a Telenet Additional Facility AJ-B Lender and shall acquire the same rights, grant the same consents and assume the same obligations towards the other parties to the Telenet Additional Facility AJ-B Accession Agreement as would have been acquired, granted and assumed had the New Lender been an original party to the Telenet Additional Facility AJ-B Accession Agreement as a Telenet Additional Facility AJ-B Lender.

3.
For the purposes of Articles 1278 and 1281 of the Luxembourg Civil Code and Article 1278 of the Belgian Civil Code, each of the Existing Lender, the Facility Agent and the New Lender agree and each of the Existing Security Providers and Guarantors acknowledge and accept that the Security Documents will be preserved for the benefit of the New Lender in accordance with Clause 29.4 (Procedure for Transfer by Way of Novations) of the Credit Agreement.

3 Formerly known as Telenet Bidco NV and subsequently Telenet NV following the merger of Telenet NV into Telenet Bidco and subsequently Telenet BVBA following the conversion into a BVBA.

4.	The New Lender represents on the date of this Transfer Certificate that:

(a)	it is a Qualifying Lender; and

(b)	it is not a Lender that has met the conditions described in any of paragraphs (a) to (c) of Clause 12.6 (U.S. Taxes) of the Credit Agreement.

5.	This Transfer Certificate shall take effect on the date of this Transfer Certificate.

6.	For the purposes of this Transfer Certificate, “Effective Date” means the date specified under the Facility Agent's name in the relevant signature page to this Transfer Certificate.

7.
Each party to this document agrees, the Facility Agent agrees on behalf of each Finance Party, and Telenet BVBA agrees on behalf of each Obligor, that this document is a Transfer Certificate notwithstanding that its form is different to that required by the Credit Agreement.

8.
The New Lender, agrees to become party to the Intercreditor Agreement as a Senior Lender for the purposes of the Intercreditor Agreement and confirm that, as from the date of this Transfer Certificate, it intends to be party to the Intercreditor Agreement as a Senior Lender and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a Senior Lender and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

9.	This Transfer Certificate is a Finance Document.

10.
This Transfer Certificate may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart signature page of this Transfer Certificate by e-mail (PDF) or telecopy shall be as effective as delivery of a manually executed counterpart of this Transfer Certificate.

11.	This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

THE SCHEDULE
Rights and obligations to be novated:
EXISTING LENDER
Existing Lender’s Term Loan AJ-B Facility Commitment: $[●]
Assignee: New Lender

NEW LENDER

Facility Office	[ ]
Address for notices for administrative purposes [ ]
Address for notices for credit purposes [ ]

[The Existing Lender], as the Existing Lender

By:

Name:
Title

EXECUTED AS A DEED
[The New Lender], as the New Lender

By:
Name:
Title:

By:
Name:
Title:

TELENET BVBA, as Obligors agent

By:
Name:
Title:

TELENET BVBA, as Existing Security Providers agent

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Facility Agent

By:
Name:
Title:
Date:
The Facility Agent confirms that the Effective Date is the date on which it and the Security Agent countersigns this Transfer Certificate.

KBC BANK NV, as Security Agent

By:
Name:
Title:
Date:

Schedule 4
AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

All references to Clauses, Paragraphs, Schedules and definitions contained in this Schedule 4 are to Clauses, Paragraphs, Schedules and definitions of the Credit Agreement and the Intercreditor Agreement (as applicable). All capitalised terms used in this Schedule but not defined shall have the meanings given to such terms in the Credit Agreement and the Intercreditor Agreement (as applicable).
In this Schedule, references to "recent Liberty precedent" shall be construed to mean any Liberty Global Reference Agreement.

1.
Majority Lenders: amend Clause 1.1 (Definitions) of the Credit Agreement to reduce the fractions specified in the definitions of Majority Lenders, from two thirds or more (for any or all purposes under the Credit Agreement or any other Finance Document (including for the purposes of any Telenet Additional Facility)) to more than 50.00% and to exclude the available commitments of defaulting lenders for the purposes of amendments or waivers.

2.
Super Majority Lenders: amend Credit Agreement to provide for a definition of Super Majority Lenders so that amendments and waivers in respect of the release of any guarantee or security only requires the consent of Lenders representing 90.00% of Commitments.

3.
Tax: amend Clause 12 (Taxes) to include any provisions (which are not materially adverse to the interests of the Lenders) required to accommodate an acceding Additional Borrower incorporated in a jurisdiction other than Belgium, the Netherlands, Luxembourg and the United States.

4.
Market Disruption: amend the Credit Agreement to include market disruption provisions and the provision of alternative interest rates in accordance with recent Liberty precedents and/or, to the extent not inconsistent with recent Liberty precedent, the European leverage loan market.

5.
Geographic restrictions: amend Clause 29.9 (Additional Borrowers) to provide that, in addition to the existing ability for an Additional Borrower incorporated in Benelux and the US to accede (without requiring any Lender consent), to provide an ability to accede Additional Borrowers incorporated in any other jurisdictions with the consent of the Majority Lenders.

6.
Holding Companies: amend Clause 21.9(b)(iii) to expressly permit a merger of Telenet Group Holding NV, Telenet BVBA or Telenet Vlaanderen NV or any of their intermediate holding companies subject to compliance with the merger regime in recent Liberty precedents.

7.
Changes to Thresholds: in the definition of Permitted Security Interest, permit the Company to secure Financial Indebtedness on a pari passu or junior ranking basis provided that (other than in the case of a refinancing of other secured Financial Indebtedness in the same or a lesser principal amount) the Net Total Debt to Consolidated Annualised EBITDA ratio on a pro forma basis would not be greater than 5.50:1.00 and provided that such Financial Indebtedness is subject to an intercreditor agreement on terms which are satisfactory to the Security Agent (acting on the instructions of the Majority Lenders) and where (in the case of such Financial Indebtedness being secured on a junior ranking basis) the rights of the holders of such Financial Indebtedness in respect of any payment will be contractually subordinated to the rights of the Lenders on terms comparable to the Loan Market Association’s form of intercreditor agreement at such time for mezzanine debt, as referred to in recent Liberty precedent.

8.
Security and Guarantee Release: amend the relevant provisions of the Credit Agreement (in particular Clauses 21.17 (Share Security) and 29.11 (Resignation of an Obligor(other than the Company))) to provide that, subject to certain thresholds being met no Obligor nor any other member of the Group is required to provide any Security or guarantee other than Security over the shares that it holds in any Obligor, Security required under the terms of the Credit Agreement in respect of Subordinated Shareholder Loans and a guarantee from the Obligors under the terms of the Credit Agreement and include a provision to authorise the Security Agent to release any other Security or guarantees other than the aforementioned and to release Security in respect of Permitted Disposals and to permit relevant Security to be released if a Guarantor resigns in accordance with Clause 29.11 (Resignation of an Obligor (other than the Company)) provided that the guarantor coverage test would still be met notwithstanding such release.

9.
Defaulting Lender: include standard defaulting lender provisions used in recent Liberty precedents and/or, to the extent not inconsistent with recent Liberty precedent, the European leverage loan market so as the commitments of a defaulting lender may be cancelled and it will have no rights to vote in respect of such cancelled commitments. Clarify that no commitment fee will be payable to a defaulting lender.

10.
Assignments/Transfers of Lenders: clarify that the Company should have the right to withhold consent in respect of an assignment/transfer of the Revolving Facility to an entity which is not a lender under a revolving facility to the wider Liberty group (subject to no consent being required in the case of transfers to other Lenders or affiliates of Lenders or following an event of default which is continuing).

There should be no unreasonableness qualifier on this right (in respect of the Revolving Facility only). Remove requirement of deemed consent within 10 Business Days in respect of each Revolving Facility.

11.
Assignments/Transfers of Obligors: amend Clause 29.2 (Assignment or Transfer by Obligors) so that any Benelux Borrower may assign or transfer any of its rights and obligations under the Revolving Facility or the Term Loans to another Benelux Borrower and so that any US Borrower may do the same to another US Borrower, in each case, without the prior consent of the Lenders provided that a solvency opinion and legal opinion are provided, if requested, in accordance with recent Liberty precedents in respect of an equivalent provision.

12.	Amendments:

(a)
amend Clause 28 (Amendments and waivers) to introduce a class exception, whereby any amendment or waiver that relates only to the rights or obligations of a particular Utilisation or Facility and does not materially and adversely affect the rights or interests of Lenders in respect of other Utilisations or Facilities only requires the consent of the relevant proportion of Lenders participating in such Utilisation or Facility;

(b)
amend Clause 28.2 (Exceptions) to require the consent of affected Lenders only and not all Lenders (and make any consequential changes by amending for example, all references to matters requiring all Lender consent to only requiring affected Lender consent); and

(c)
include a new paragraph (d) to Clause 28.2 (Exceptions), to permit the Facility Agent to make technical, minor, operational and OID amendments without consent from any Lenders, on terms consistent with recent Liberty precedent as at the date of implementation of the amendments.

13.
Joint Ventures and solvent reorganisations: amend the Credit Agreement to permit Telenet BVBA to contribute freely pledged loan and guarantee receivables to the Permitted Joint Venture’s share capital without requiring a release from the Security Agent (subject to confirmation or re-taking of security over such pledged loan and guarantee receivables).

14.	Accession Agreements: amend each Accession Agreement to remove the restriction which prevents:

(d)
Telenet BVBA from arranging an Additional Facility if after giving effect to a utilisation thereunder, the ratio of Net Total Senior Debt to Consolidated Annualised EBITDA would be greater than 4.50:1; and

(e)	the Company from requesting the transfer of an Additional Facility pursuant to Clause 28.3 (Non-Consenting Lenders).

15.	Non-Consenting Lenders: remove the timing window of 90 days during which the Company may effect the provisions set out in Clause 28.3 (Non-Consenting Lenders).

Schedule 5
FURTHER AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

1.	Super Majority Lenders: delete paragraph (a)(vii) of Clause 28.2 (Exceptions).

2.
Market Disruption: amend the Credit Agreement to include provisions for the protection of reference banks and their officers in accordance with recent Liberty precedents and/or, to the extent not inconsistent with recent Liberty precedent, the European leverage loan market.

3.	Amendments:

(a)
include a new clause such that where a request for a waiver of, or an amendment to, any provision of any Finance Document has been sent by the Facility Agent to the Lenders at the request of an Obligor, each Lender that does not respond to such request for waiver or amendment within 10 Business Days after receipt by it of such request (or within such other period as the Facility Agent and the Company shall specify), shall be excluded from the calculation in determining whether the requisite level of consent to such waiver or amendment was granted, and delete the proviso to the definition of Majority Lenders; and

(b)	delete paragraph (a)(vi) of Clause 28.2 (Exceptions) and provide that guarantees and security can be released with the consent of the Lenders representing 90% of Commitments.

4.	Additional Borrowers: Additional Borrowers may be incorporated in the Kingdom of Belgium, Netherlands, Luxembourg or, in relation to any new Additional Facilities, in the United Kingdom.

5.	Mandatory Costs: delete all references in each Additional Facility Accession Agreement to Mandatory Costs and any related provisions.

6.	Permitted Disposals:

(a)	amend the definition of Permitted Disposal to include in addition to the existing “Permitted Disposals”:

(i)
disposals by one member of the Group to another member of the Group provided that, if such assets subject to the disposal are subject to existing security, the Borrower within 15 Business Days of such disposal ensures that the assets remain subject to security; and

(ii)
disposals of shares or other interests in project companies, entities excluded from the Group which are subsidiaries of the Company or joint venture companies (each as defined in recent Liberty precedent) or the assignment of any Financial Indebtedness owed to a member of the Group by any project companies, entities excluded from the Group which are subsidiaries of the Company or a joint venture company.

Schedule 6
ADDITIONAL AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

1.
Ancillary Facilities: amend the Credit Agreement to provide that (i) a date specified in a conversion notice as the effective date for an ancillary facility commitment may be a date not less than 3 Business Days after the date such conversion notice is received by the Facility Agent, (ii) any proposed increase or reduction or extension of the ancillary facility commitment shall only take effect from a date not less than 3 Business Days after the date the Facility Agent has received notice of the relevant modification or variation or extension and (iii) an ancillary facility lender may demand repayment or prepayment of any amounts under its ancillary facility if the ancillary facility outstandings under that ancillary facility can be repaid by a revolving facility advance (and not less than 7 Business Days notice (or such shorter period as agreed to by the Company) is given to the relevant Borrower before payment becomes due).

2.	Defaulting Lender: amend the Credit Agreement to include the right to replace a Lender (in whole and at par) if that Lender becomes a Defaulting Lender.

Schedule 7
FOURTH AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

1.
Transfers: amend clause 29.3 (Transfers by Lenders) of the Credit Agreement to provide that the consent of the Company is not required for any assignment or transfer by a Lender if an Event of Default is outstanding pursuant to any of clauses 22.2 (Non-payment), 22.6 (Insolvency), 22.7 (Insolvency Proceedings), 22.8 (Creditors’ Process) or 22.9 (Similar Proceedings) only (rather than if any Event of Default is outstanding).

2.
New RCF Maintenance Covenant: amend the Credit Agreement to provide that amendments and waivers of Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) to 20.4 (Cure provisions) and the new acceleration clause at (d) above shall only be made with the consent of the Company and the Composite Revolving Facility Instructing Group and shall not require the consent of any other Finance Party.

Schedule 8
FIFTH AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

1.
Lender Assignments: amend Clause 29 (Changes to Parties) of the Credit Agreement to provide that Lenders may transfer their rights and obligations under the Credit Agreement by way of assignment (subject to equivalent conditionality (including as set out in Clause 29.3 (Transfers by Lenders of the Credit Agreement)) as applies to the regime for transfers by Lenders of their rights and obligations by way of novation under the Credit Agreement and otherwise in accordance with recent Liberty precedent).

Schedule 9
SIXTH AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

1.
Solvent Liquidation: Amend the Credit Agreement to provide for releases of Security as a result of, and in connection with, any solvent liquidation or dissolution that complies with Clause 21.24 (Internal Reorganisations) of the Credit Agreement.

2.
Non-Consenting Lenders: Remove the timing window of 90 days during which the Company may exercise its rights as set out in Clause 28.3 (Non Consenting Lenders) such that the Company may exercise such rights at any time.

3.	Waivers: Add a new limb to Clause 28.1 (Procedure) as follows:
“Notwithstanding anything to the contrary in the Finance Documents, a Finance Party may unilaterally waive, relinquish or otherwise irrevocably give up all or any of its rights under any Finance Document with the consent of the Company.”

4.	Transfers: Delete paragraph (b) of Clause 29.3 (Transfers by Lenders) in its entirety and replace it with the following:
“Any transfer under paragraph (a) above shall be for an amount of not less than €2,000,000 or $2,000,000 (in the case of participations in Advances denominated in euro or Dollars, respectively) (or if less, the aggregate of the Commitments of that Existing Lender).”

Schedule 10
SEVENTH AMENDMENTS, WAIVERS, CONSENTS AND OTHER MODIFICATIONS

All references to Clauses, Paragraphs, Schedules and definitions contained in this Schedule 10 are to Clauses, Paragraphs, Schedules and definitions of the Credit Agreement. All capitalised terms used in this Schedule but not defined shall have the meanings given to such terms in the Credit Agreement.
References in this Schedule 10 to “recent Liberty precedents” shall be construed to mean any Liberty Global Reference Agreement.

1.	Agent’s Spot Rate of Exchange: delete the definition of Agent’s Spot Rate of Exchange and replace it with the following:
““Agent’s Spot Rate of Exchange” means, in relation to two currencies, the Facility Agent’s spot rate of exchange for the purchase of the first-mentioned currency in the London foreign exchange market at or about 11.00 am on a particular day.”

2.	Ancillary Facility Lender: delete the definition of Ancillary Facility Lender and replace it with the following:

“Ancillary Facility Lender” means each Lender (or Affiliate of a Lender) which makes available an Ancillary Facility in accordance with Clause 7 (Ancillary Facilities).

3.	Consolidated EBITDA: amend the definition of Consolidated EBITDA to:

(a)
amend limb (l) to move the words “any Holding Company Expenses paid to the extent that they were permitted to be paid under this Agreement for such Measurement Period” to a new paragraph (m) and to delete the word “and” before “any Holding Company Expenses”; and

(b)	amend limb (n) to include the words “or transfer of assets” after the words “sale of assets”.

4.	Distribution Business: include the following new definition:
““Distribution Business” means:

(a)
the business of upgrading, constructing, creating, developing, acquiring, operating, owning, leasing and maintaining cable television networks (including for the avoidance of doubt master antenna television, satellite master antenna television, single and multi-channel microwave single or multi-point distribution systems and direct-to-home satellite systems) for the transmission, reception and/or delivery of multi-channel television and radio programming, telephony and internet and/or data services to the residential markets; or

(b)	any business which is incidental to or related to and, in either case, material to such business.”

5.	Excess Capacity Network Service: include the following new definition:
“Excess Capacity Network Service” means the provision of network services, or agreement to provide network services, by a member of the Group in favour of one or more other members of the Wider Group where such network services are only provided in respect of the capacity available to such member of the Group in excess of that network capacity it requires to continue to provide current services to its existing and projected future customers and to allow it to provide further services to both its existing and projected future customers.”

6.	Financial Indebtedness: amend the definition of Financial Indebtedness to:

(a)	delete limb (e); and

(b)	delete limb (d) and replace it with the following:
“(for the purposes of Clause 22.5 (Cross-default and Cross-acceleration) only) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the mark-to-market value (or, if any actual amount is due as a result of the termination or close-out of all or part of that derivative transaction, that amount together with the mark-to-market value of any part of that derivative transaction in respect of which no amount is due as a result of a termination or close-out) shall be taken into account);”

7.	Guarantor: delete the definition of Guarantor and replace it with the following:
““Guarantor” means an Original Guarantor and each Additional Guarantor and “Guarantor” means any one of them as the context requires, provided that in either case, such person has not been released from its rights and obligations as a Guarantor hereunder pursuant to Clause 29.11 (Resignation of an Obligor (other than the Company)).”

8.
Impaired Agent: amend limb (c) of the definition of Impaired Agent to include the words “or (c)” before the words “of the definition of “Defaulting Lender”” and to replace the word “or” between the words “paragraph (a)” and “(b)”with a comma.

9.
Majority Lenders: delete the final proviso paragraph of the definition of Majority Lenders and provide that it is subject to the snooze and lose provision to be included pursuant to paragraph 21 of Schedule 5 and Clause 10.7(d).

10.	Permitted Acquisition: amend the definition of Permitted Acquisition to:

(a)	include an additional limb as follows:
“any acquisition by a member of the Group for the purposes of a solvent reorganization of the Group where the Acquisition is of share capital or equivalent of a person which:
(i)    has not traded and does not own any assets; or
(ii)    is a dormant subsidiary of the Ultimate Parent,
and, in each case, which has no liabilities;”

(b)	amend limb (m) to include the words “, within 60 days of the date of such conversion,” after the words “ensure that the Security Agent is”;

(c)	delete the proviso at the end of the definition after paragraph (u); and

(d)	include an additional limb as follows:
“any acquisition by any member of the Group of any Senior Unsecured Notes provided that an amount equal to the purchase price paid for the acquisition of any such Senior Unsecured Notes could have been used by such member of the Group to fund a Permitted Payment and provided further that to the extent any such acquisition is made in reliance on any basket amount provided for under the definition of “Permitted Payments”, such amount shall be reduced by an amount equal to the consideration paid for such acquisition;”

11.	Permitted Disposal: amend the definition of Permitted Disposal to:

(a)	amend limb (t) to delete “€50,000,000” and replace it with “€150,000,000” and to delete “1%” and replace it with “three per cent.”;

(b)	amend limb (t) to add the following to the end of limb (t) of the definition of Permitted Disposal:
“(with unused amounts in any financial year being carried over to the next succeeding financial year subject to a maximum of the greater of €150,000,000 and three per cent. of Total Assets of carried over amounts for any financial year and with any such carried over amounts being used first in the next succeeding financial year)”;

(c)	amend limb (hh) to delete each reference to “€50,000,000” and replace it with “€150,000,000”;

(d)	amend limb (ii) to:

(i)
include, at the end of the limb, the words “and any disposal of assets pursuant to sale and leaseback transactions constituting Financial Indebtedness to the extent such Financial Indebtedness is permitted under this Agreement” after “in any financial year”;

(ii)	delete “2%” and replace it with “3%”; and

(iii)	delete “€100,000,000” and replace it with “€150,000,000”;

(e)	include an additional limb as follows:
“disposals of undertakings, assets, rights or revenues comprising interests in the share capital of persons not holding or engaged in the Distribution Business of the Group or other undertakings, assets, rights or revenues not constituting part of the Distribution Business of the Group (“Non-Distribution Business Assets”);
For the avoidance of doubt and without limiting the generality of paragraph [ ] above, Non-Distribution Business Assets shall include:

(A)
undertakings, assets, rights and revenues comprising interests in the share capital of any person engaged solely in the competitive local exchange carrier (CLEC) business, including without limitation, the business of providing traditional voice and data services and services based on Transmission Control Protocol/Internet Protocol (RCP/IP) technology and other undertakings, assets, rights or revenues constituting a part of such businesses; and

(B)
undertakings, assets, rights and revenues comprising interests in the share capital of any person engaged solely in the business of television and radio programming, including without limitation, the business or creating and distributing special interest television channels, radio programmes, pay per view programmes and near video on demand services and other undertakings, assets, rights or revenues constituting a part of such businesses;”; and

(f)	delete limb (ww)(iii).

12.	Permitted Financial Indebtedness: amend the definition of Permitted Financial Indebtedness to:

(a)	include an additional limb as follows:
“any Financial Indebtedness incurred in connection with the Hedging Agreements and any other hedging arrangements permitted by this Agreement;”

(b)	include an additional limb as follows:
“any Financial Indebtedness of any member of the Group, in respect of which the person or persons to whom such Financial Indebtedness is or may be owed has or have no recourse whatever to any member of the Group for any payment or repayment in respect thereof other than recourse to such member of the Group for the purpose only of enabling amounts to be claimed in respect of such Financial Indebtedness in an enforcement of any Security Interest given by any member of the Group over Non-Distribution Business Assets, provided that:

(A)	the extent of such recourse to such member of the Group is limited solely to the amount of any recoveries made on any such enforcement;

(B)
such person or persons are not entitled, pursuant to the terms of any agreement evidencing any right or claim arising out of or in connection with such Financial Indebtedness, to commence proceedings for the winding up, dissolution or administration of any member of the Group (or proceedings having an equivalent effect) or to appoint or procure the appointment of any receiver, trustee or similar person or officer in respect of any member of the Group or any of its assets (save only for the Non-Distribution Business Assets the subject of that Security Interest) until after the Commitments have been reduced to zero and all amounts outstanding under the Finance Documents have been repaid or paid in full; and

(C)	the aggregate outstanding amount of all such Financial Indebtedness of all members of the Group does not exceed €100,000,000 (or its equivalent in other currencies);”

(c)	amend limb (i) to delete the words “under paragraph (jj), (kk) and (ll) of that definition”; and

(d)	amend limb (r) to delete the words “no Default or”.

13.	Permitted Joint Venture: delete the words “provided that no Event of Default has occurred and is continuing at the time of such proposed acquisition”.

14.	Construction:

(a)	Add a new limb to Clause 1.2 (Construction) as follows:
“Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Advances in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Company, the Facility Agent and such Lender, and any such exchange, continuation or rollover shall be deemed to comply with any requirement hereunder or under any other Finance Document that any payment be made “in Euros” (or any other relevant currency), “in immediately available funds”, “in cash” or any other similar requirements.”

15.	Permitted Payments:

(a)	Amend Clause 21.11 (Restricted Payments) to include an additional limb (c) as follows:

“(c)
The restriction contained in paragraph (a) on the payment by any member of the Group of Management Fees shall cease to apply during such period as the applicable ratio for the purposes of Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) is 3.50:1 (or less), provided that no Management Fees may be paid by any member of the Group at any time after a Relevant Event has occurred or if a Relevant Event would result from such payment.”

(b)	Include the following new definition:
““Relevant Event” means a Default in relation to:
(a)    Clause 22.2 (Non-payment); or
(b)    Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA).”

(c)	Include the following additional limb to the definition of Permitted Payment:
“by way of transfer to any Restricted Person of any Non-Distribution Business Assets (as defined in paragraph [ ] of the definition of Permitted Disposal) permitted in accordance with paragraph [ ] of the definition of Permitted Disposal.”

(d)	Amend limb (j) of the definition of Permitted Payment to delete the words “paragraph (s)” and replace them with “paragraph (jj)”.

(e)	Amend limb (cc) of the definition of Permitted Payment to delete “€10,000,000” and replace it with “€50,000,000”.

(f)	Delete limb (ll) of the definition of Permitted Payment and replace it with the following:
“any other distribution, dividend, transfer of assets, loan, other payment or transfer of tax losses not falling within the other paragraphs of this definition and not exceeding at any time, in an aggregate amount, the amount equal to the greater of:
(A)    €150,000,000 in aggregate (or its equivalent); and
(B)    three per cent. of Total Assets,
in any financial year, with any unused amounts in any financial year being carried over to the next succeeding financial year subject to a maximum of the aggregate amount of the greater of €150,000,000 and three per cent. of Total Assets of carried over amounts for any financial year and with any such carried over amounts being used first in the next succeeding financial year.”

(g)	Delete “2%” and replace it with “3%” at limb (kk) of the definition of Permitted Payment.

(h)	Amend limb (r)(i) of the definition of Permitted Payment to replace the words “three days” with the words “three Business Days”.

16.	Signing Date: amend all references to “the date of this Agreement” to “the Signing Date”.

17.	Wider Group: amend paragraph (b) of the definition of Wider Group to add the words “(other than a member of the Group)” at the end.

18.	Spin-Off: delete the existing definition of Spin-Off at Clause 10.2(c)(xi) (Mandatory Prepayment - Change of Control) and replace it with the following:
“Spin Off” means a transaction by which all outstanding ordinary and or equity shares of the Common Holding Company or any Holding Company of the Common Holding Company directly or indirectly owned by the Ultimate Parent are distributed to (i) all of the Ultimate Parent’s shareholders or (ii) all of the shareholders comprising one or more groups of the Ultimate Parent’s shareholders as provided by the Ultimate Parent’s articles of association, in each case, either directly or indirectly through the distribution of the Common Holding Company’s shares or any such Holding Company’s shares.

19.	Borrower: delete the existing definition of Borrower and replace it with the following:
“Borrower” means the Original Borrower and any Additional Borrower, in each case, unless it has ceased to be a Borrower in accordance with Clause 29.11 (Resignation of an Obligor (other than the Company)) and, in respect of an Ancillary Facility only, any Affiliate of a Borrower that becomes a borrower of that Ancillary Facility with the approval of the relevant Ancillary Facility Lender pursuant to Clause 7.7 (Affiliates of Borrowers).

20.	Sub-participations:

(a)	Include a new definition of Sub-participation as follows:
“Sub-participation” means any sub-participation or sub-contract (whether written or oral) or any other agreement or arrangement having an economically substantially similar effect, including any credit default or total return swap or derivative (whether disclosed undisclosed, risk or funded) by a Lender of or in relation to any of its rights or obligations under, or its legal, beneficial or economic interest in relation to, the Facilities and/or Finance Documents to a counterparty and “sub-participate” shall be construed accordingly.

(b)
Amend Clause 29.3 (Transfers by Lenders) in order that this clause includes a restriction on Sub-participations of rights and obligations and is subject to the same consent regime as for assignments and transfers in accordance with recent Liberty precedent.

(c)	Add a new clause as follows:
“[29.14]     Sub-participation
Notwithstanding anything to the contrary in Clause 29.3 (Transfers by Lenders) there shall be no restrictions on Sub-participations by a Lender provided that:

(a)	such Lender remains a Lender under this Agreement with all rights and obligations pertaining thereto and remains liable under the Finance Documents for any such obligation;

(b)
such Lender retains exclusive control over all rights and obligations in relation to the participations and Commitments that are the subject of the relevant agreement or arrangement, including all voting rights (for the avoidance of doubt, free of any agreement or understanding pursuant to which it is required to or will consult with any other person in relation to the exercise of any such rights and/or obligations), unless:

(i)	the proposed sub-participant is a person to whom the relevant rights and obligations could have been assigned or transferred in accordance with the terms of this Clause 29; and

(ii)
prior to entering into the relevant agreement or arrangement, the relevant Lender provides the Company with full details of that proposed sub-participant and any voting, consultation or other rights to be granted to the sub-participant;

(c)	the relationship between the Lender and the proposed sub-participant is that of a contractual debtor and creditor (including in the bankruptcy or similar event of the Lender or an Obligor);

(d)
the proposed sub-participant will have no proprietary interest in the benefit of this Agreement or any of the Finance Documents or in any monies received by the relevant Lender under or in relation to this Agreement or any of the Finance Documents (in its capacity as sub-participant under that arrangement); and

(e)
the proposed sub-participant will under no circumstances: (i) be subrogated to, or be substituted in respect of, the relevant Lender’s claims under this Agreement or any of the Finance Documents; or (ii) otherwise have any contractual relationship with, or rights against, the Obligors under or in relation to this Agreement or any of the Finance Documents (in its capacity as sub-participant under that arrangement).”

(d)	Include the additional provision as follows:
“Clause [29.15] Sub-participant Register

“(a)
In the case of a Sub-participation (in each case, other than any non-voting derivatives (which are not participations) which would otherwise be caught by the definition of “Sub-participation”), the person granting the Sub-participation (or similar right) shall, acting solely for these purposes as non-fiduciary agent for the Company, maintain a register (a “Sub-Participant Register”) on which it enters the name and address of each sub-participant (or person holding the similar right) and the Commitment and obligations (including principal and stated interest) in which each sub-participant (or other person) has an interest or obligation.

(b)
Notwithstanding anything to the contrary hereunder, including without limitation Clause 24 (Evidence and Calculations), the entries in the Sub- Participant Register shall be conclusive absent manifest error, and such person maintaining the Sub-Participant Register shall treat each person whose name is recorded in the Sub-Participant Register as the owner of such Sub-participation (or similar right) for all purposes of a Finance Document notwithstanding any notice to the contrary.

(c)
Without prejudice to the other provisions of this Clause 29, no Lender shall have any obligation to disclose all or any portion of the Sub-Participant Register to any person (including the identity of any sub-participant or any information relating to a sub-participant’s interest in any Advance, Commitments or other obligations under any Finance Documents) except to the extent that such disclosure is to a tax authority and is necessary to establish that such Advance, Commitment or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or is otherwise required thereunder.”

(e)	Amend Clause [23.14 (Relationship with Lenders)] to include an additional sub-paragraph as follows:
“Without limitation of any other provision of this Agreement, no transfer of an interest in an Advance or Commitment hereunder shall be effective unless and until recorded in the register referred to in this Clause 23.14.”

21.	Additional Facilities:

(a)	Add a new paragraph (i) to Clause 2.2 (Telenet Additional Facility) as follows:
“Each Telenet Additional Facility Lender shall become a party to this Agreement and be entitled to share in the Security in accordance with the terms of the Intercreditor Agreement and the Security Documents pari passu with the Lenders under the other Facilities provided that the Company and the relevant Telenet Additional Facility Lenders may agree that a Telenet Additional Facility shares in the Security on a junior basis to the other Facilities or shall not be entitled to share in the Security either in accordance with the terms of the Intercreditor Agreement or pursuant to ancillary intercreditor arrangements.”

(b)	Amend the Additional Facilities Cap as defined in Clause 2.2(g) (Telenet Additional Facility) such that:

(i)
it includes an additional limb for the aggregate amount of any voluntary prepayments of (A) Term Facility Advances that are secured on a pari passu basis with the other Facilities or (B) Advances under Revolving Facilities (to the extent accompanied by a corresponding permanent cancellation of the relevant Revolving Facility Commitments), in each case, to the extent the relevant prepayment or cancellation is not funded or effected with any long-term Financial Indebtedness (including Financial Indebtedness in the form of a bridge or other interim credit facility intended to be refinanced with long-term Financial Indebtedness); and

(ii)
the Company shall have the ability to classify such amounts of Financial Indebtedness on the date of their incurrence and shall only be required to include the amount and type of such Financial Indebtedness in one of such sub-paragraphs and will be permitted on the date of such incurrence to divide and classify an item of such Financial Indebtedness in more than one of the types of Financial Indebtedness described in such paragraphs, and, from time to time, may reclassify all or a portion of such Financial Indebtedness, in any manner.

22.	Consolidated EBITDA: amend the definition of Consolidated EBITDA under the Credit Agreement to provide that any adjustments to reduce the impact of the cumulative effect of a change in accounting principles or policies and changes as a result of the adoption or modification of accounting principles or policies can be added (at the Company’s option) to the operating income of the Group for that Measurement Period.

23.
Additional Obligors: Amend the Credit Agreement to provide that any Affiliate of the Company may accede to the Credit Agreement as a Guarantor in accordance with Clause 29.10 (Additional Guarantors) (provided that Security has been granted in form and substance satisfactory to the Facility Agent (acting reasonably) in favour of the Security Agent over 100% of its shares and all rights in relations to loans from members of the Wider Group to it) and that such Affiliate shall be a member of the Group and an Additional Guarantor. Add a new definition of “Affiliate Subsidiary” to Clause 1.1 (Definitions) such that it means any Affiliate of the Company that accedes to the Credit Agreement as a Guarantor pursuant to the amendments described in this paragraph and provided that it has not resigned as a Guarantor in accordance with the terms of the Credit Agreement.

24.	Right of Repayment and Cancellation in Relation to a Single Lender: delete Clause 10.8(c)(i) and replace it with the following:
“in the case of paragraphs (a)(i) and (a)(ii) above, if the circumstances giving rise to the requirement for indemnification continues; and”

25.	Alternative Benchmarks:

(a)	Add the following new definitions to Clause 1.1 (Definitions) as follows:
“Alternative Benchmark Commencement Date” means any Business Day on which the Facility Agent and the Company agree upon an Alternative Benchmark Rate.
“Alternative Benchmark Rate” means any alternative benchmark rate agreed in writing between the Facility Agent (acting in its sole discretion and, for the avoidance of doubt, without any requirement to consult with or seek any consent or instruction from the Lenders or any other Finance Party) and the Company (in each case, acting reasonably) from time to time, provided that the Facility Agent and the Company shall consider the benchmark rates being used at that time in the then prevailing market for syndicated debt financings of a similar size to, and in the same currencies as, the Facilities.

(b)	Replace the definition of “Screen Rate” in Clause 1.1 (Definitions) with the following:
“Screen Rate” means:
(a)    in relation to LIBOR:

(i)
at any time prior to an Alternative Benchmark Commencement Date in relation to LIBOR, the London interbank offered rate administered by the ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on pages LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate); or

(ii)
at any time on or following an Alternative Benchmark Commencement Date in relation to LIBOR, the Alternative Benchmark Rate for the relevant currency and period displayed on any page of any screen of an information service as the Facility Agent may specify after consultation with the Company on or about the relevant Alternative Benchmark Commencement Date; and

(b)    in relation to EURIBOR:

(i)
at any time prior to an Alternative Benchmark Commencement Date in relation to EURIBOR, the Euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate); or

(ii)
at any time on or following an Alternative Benchmark Commencement Date in relation to EURIBOR, the Alternative Benchmark Rate for Euro for the relevant period displayed on any page of any screen of an information service as the Facility Agent may specify after consultation with the Company on or about the relevant Alternative Benchmark Commencement Date, provided that, in each case, if such page is replaced or service ceases to be available, the Facility Agent may specify another page or service displaying the relevant rate after consultation with the Company.

26.	ERISA:

(a)	Replace the definition of “ERISA Affiliate” in Clause 1.1 (Definitions) with the following:
“ERISA Affiliate” means any person treated as a single employer with any Obligor under section 414 of the Code.

(b)	Replace the definition of “Plan” in Clause 1.1 (Definitions) with the following:
“Plan” means an “employee benefit plan” as defined in section 3(3) of ERISA, which is subject to Title IV of ERISA:

(a)	maintained by any Obligor or any ERISA Affiliate; or

(b)	to which any Obligor or any ERISA Affiliate is required to make any payment or contribution.

(c)	Replace the definition of “Reportable Event” in Clause 1.1 (Definitions) with the following:
“Reportable Event” means:

(a)	an event specified as such in section 4043 of ERISA or any regulation, other than an event in relation to which the requirement to give notice of that event is waived by any regulation; or

(b)	a failure to meet the minimum funding standard under section 412 or 430 of the Code or section 302 of ERISA, whether or not waived.

(d)	Amend Clause 18.16 (ERISA) to delete the words “member of the Group or”.

(e)	Delete paragraph (c) of Clause 19.6 (Notification of Default).

(f)	Delete Clause 21.19 (ERISA) and replace it with the following:
“21.19 ERISA

(a)	Each Obligor must as soon as reasonably practicable upon becoming aware of it notify the Facility Agent of:
(i)    any Reportable Event;

(ii)	the termination of or withdrawal from, or any circumstances reasonably likely to result in the termination of or withdrawal from, any Plan; and

(iii)	any material non-compliance with any law or regulation relating to any Plan which is or is reasonably likely to have a Material Adverse Effect.

(b)	Each Obligor and its ERISA Affiliates must be, and remain, in compliance in all material respects with all laws and regulations relating to each of its Plans.

(c)
Each of the Obligors and its ERISA Affiliates must ensure that no event or condition exists at any time in relation to a Plan which is reasonably likely to result in the imposition of a lien or other encumbrance on any of its assets or which is reasonably likely to have a Material Adverse Effect.”

(g)	Delete Clause 22.15 (ERISA).

27.	Limited Condition Transaction: amend the definition of “Limited Condition Transaction” in Clause 1.1 (Definitions) to include a third sub-paragraph as follows:
“any Restricted Payment”

28.	Rollover: Add a new definition of “Rollover Loan” in Clause 1.1 (Definitions) as follows:

(a)	“Rollover Loan” means:

(a)	a Rollover Advance that is for an amount which is equal to or less than the Maturing Advance in respect of which that Rollover Advance is being drawn to refinance; and

(b)	an Advance in relation to a Revolving Facility:

(i)	made or to be made on the same day that a demand by the Facility Agent pursuant to a drawing in respect of a Documentary Credit is due to be met;

(ii)	the aggregate amount of which is equal to or less than the amount of the relevant claim in respect of that Documentary Credit;

(iii)	in the same currency as the relevant claim in respect of that Documentary Credit; and

(iii)	made or to be made for the purpose of satisfying the relevant claim in respect of that Documentary Credit.

(b)	Amend paragraph (a) of Clause 4.2 (Further Conditions Precedent) to delete the reference to “Rollover Advance” and replace it with a reference to “Rollover Loan”.

(c)
Amend paragraph (c) of Clause 4.2 (Further Conditions Precedent), to delete the following words “Rollover Advance provided that the amount of the Maturing Advance is equal to or greater than the amount of that Rollover Advance” and to replace them with the words “Rollover Loan or a Documentary Credit which is being renewed pursuant to Clause 6.2 (Renewal of Documentary Credits)”.

(d)	Amend Clause 8.2(a) (Unavailability of Optional Currency) to delete the reference to “Rollover Advance” and replace it with a reference to “Rollover Loan”.

(e)
Amend the title to Clause 9.2 (Rollover Advances) (and all other references in the Credit Agreement to that title) to refer to “(Rollover)” and further amend it so that the words “and in an amount which is equal to or less than” on the 6th line are deleted.

29.	Cost of Funds:

(a)
Amend paragraph (b) of Clause 13.4 (Cost of Funds) such that it also applies if LIBOR or EURIBOR is to be determined by reference to a Reference Bank Rate or an Alternative Reference Bank Rate and to provide that, in entering into negotiations with the Company with a view to agreeing a substitute basis for determining the rate of interest, the Facility Agent may act in its sole discretion and will not be required to consult with or seek any consent or instruction from the Lenders or any other Finance Party.

(b)	Delete paragraph (c) of Clause 13.4 (Cost of Funds) and replace it with the following:
“Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of the Facility Agent (acting in its sole discretion and, for the avoidance of doubt, without any requirement to consult with or seek any consent or instruction from the Lenders or any other Finance Party) and the Company, be binding on all Parties.”

(c)
Amend paragraph (e) of Clause 13.4 (Cost of Funds) to provide that if a Lender does not supply a quotation by the given time period in paragraph (a)(ii), the rate of interest for that Lender will be the weighted average of the quotations notified to the Facility Agent by the other Lenders.

30.	US Regulations:

(a)	Add a new definition of Regulation U in Clause 1.1 (Definitions) as follows:
““Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or any portion thereof.”

(b)	Replace Clause 18.17 (United States Regulation) with the following:
“No Obligor is required to be registered as an “investment company” under the United States Investment Company Act of 1940.”

(c)	Delete Clause 18.19 (Margin stock) and replace it with the following:

“No Obligor is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System of the United States), or extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any borrowings will be used for any purpose that violates Regulation U.”

31.	Amendments and Waivers:
Add a new Clause 28.8 (Screen Rate) as follows:
“28.8    Screen Rate
If any Screen Rate is not available for a currency which can be selected for an Advance, any amendment or waiver which relates to providing for another benchmark rate to apply in relation to that currency in place of that Screen Rate (or which relates to aligning any provision of a Finance Document to the use of that other benchmark rate) may be made with the consent of the Facility Agent (acting in its sole discretion and, for the avoidance of doubt, without any requirement to consult with or seek any consent or instruction from the Lenders or any other Finance Party) and the Company (in each case, acting reasonably) from time to time, provided that the Facility Agent and the Company shall consider the benchmark rates being used at that time in the then prevailing market for syndicated debt financings of a similar size to, and in the same currencies as, the Facilities.”

32.	Guarantees: amend Clause 21.13 (Loans and Guarantees) to:

(a)	add the words “in respect of Financial Indebtedness only” after the words “no member of the Group will make any loans, grant any credit or give any guarantee”;

(b)	add a new paragraph as a carve out as follows:
“any guarantee of any Financial Indebtedness of any Parent that is given by an Affiliate Subsidiary provided that (i) on the date of incurrence of such guarantee the ratio of Net Total Debt (including any Holdco Debt) to Consolidated Annualised EBITDA on a pro forma basis would not exceed 6.00:1 (provided that outstanding Net Total Debt (including Holdco Debt) for the purpose of calculating such ratio under this paragraph shall include any Financial Indebtedness represented by guarantees by any member of the Group of Financial Indebtedness of any Parent), (ii) such guarantee is expressed to be subordinated to the liabilities of such Affiliate Subsidiary under the Finance Documents and (iii) no Event of Default is continuing or occurs as a result of such Financial Indebtedness of that Parent being raised or issued;”;

(c)	delete “€100,000,000” and replace it with “€150,000,000” and delete “2%” and replace it with “3%” at Clause 21.13(bb) (Loans and Guarantees);

(d)	amend paragraph (g) to include an additional limb (v) as follows:

“(v)
by an Obligor in respect of the liabilities of any other member of the Group which is not an Obligor provided that that other member of the Group must become an Additional Guarantor in accordance with Clause 29.10 (Additional Guarantors) within 30 days of the granting of the guarantee made pursuant to this paragraph (v);”

(e)	amend paragraph (z) to delete “€10,000,000” and replace it with “€25,000,000”; and

(f)	to include additional limbs as follows:

(i)
“any loans or guarantees relating to Excess Capacity Network Services provided that the price payable to any member of the Group in relation to such Excess Capacity Network Services is no less than the Cost incurred by the relevant member of the Group in providing such Excess Capacity Network Services;”; and

(ii)
“any guarantees or similar undertakings granted by any member of the Group in favour of any tax authority in respect of any obligations of a member of the Group in respect of tax in order to facilitate the winding up of any member of the Group provided that the Facility Agent shall have first received confirmation from the Company that based on discussions with such tax authority and the Company’s reasonable assumptions, the Company does not believe that the liability under such guarantee will exceed €15,000,000 (such confirmation to be supported by a letter from the Company’s auditors for the time being, confirming that based on the Company’s calculations of such tax liability the Company’s confirmation is a reasonable assessment of such tax liability);”

33.	Spin Parent: delete the following sentence in paragraph (b) of Clause 10.2 (Mandatory Prepayment – Change of Control):
“Notwithstanding the foregoing, upon consummation of (i) the Post-Closing Reorganisation, “Controlling Company” will mean New Intermediate Holdco and its successors or (ii) a Spin-Off, “Controlling Company” will mean the Spin Holdco and its successors.”
and replace it with the following:
“Notwithstanding the other provisions of this Clause, upon consummation of (i) the Post-Closing Reorganisation, the “Controlling Company” (as defined below) will mean the relevant New Intermediate Holdco and its successors or (ii) a Spin-Off in which the Common Holding Company and its successors is no longer a Parent of the Company and any Permitted Affiliate Parent, the “Controlling Company” will mean a common Parent of the Company and any Permitted Affiliate Parent designated by the Company and any successors of such Parent.”

34.	Reporting:

(a)	Delete the definition of GAAP in Clause 1.1 (Definitions) and replace it with the following:
“GAAP” means generally accepted accounting principles in the United States as in effect as of the date on which the Original Financial Statements were prepared (the “OFS Date”); provided that at any date after the OFS Date, the Company may make an election to establish that “GAAP” shall mean GAAP as in effect on a date that is on or prior to the date of such election; provided further that for purposes of Clause 19.1 (Financial Statements) GAAP means generally accepted accounting principles in the United States as in effect from time to time.

(b)	Delete the definition of IFRS in Clause 1.1 (Definitions) and replace it with the following:
“IFRS” means the accounting standards issued by the International Accounting Standards Board and its predecessors as in effect as of the OFS Date; provided that at any date after the OFS Date, the Company may make an election to establish that “IFRS”

shall mean IFRS as in effect on a date that is on or prior to the date of such election; provided further that for purposes of Clause 19.1 (Financial Statements) IFRS means the accounting standards issued by the International Accounting Standards Board and its predecessors as in effect from time to time.

(c)	Delete Clause 19.5 (Change in Accounting Principles) in its entirety and replace it with the following:

“(a)	Except as otherwise expressly provided below or in this Agreement, all ratios and calculations based on IFRS contained in this Agreement shall be computed in conformity with IFRS.

(b)
At any time after the OFS Date, the Company may elect to apply for all purposes of this Agreement, in lieu of IFRS, GAAP and, upon such election, references to IFRS herein will be construed to mean GAAP; provided that:

(i)
all financial statements and reports to be provided, after such election, pursuant to this Agreement shall be prepared on the basis of GAAP as in effect from time to time (including that, upon first reporting its financial year results under GAAP, the financial statements of the Reporting Entity shall be restated on the basis of GAAP for the year ending immediately prior to the first financial year for which financial statements have been prepared on the basis of GAAP); and

(ii)	from and after such election, all ratios, computations and other determinations based on GAAP contained in this Agreement shall, at the Company’s option:

(A)
continue to be computed in conformity with GAAP (provided that, following such election, the annual and quarterly information required by paragraphs (a)(i) and (a)(ii) of Clause 19.1 (Financial Statements) shall include a reconciliation, either in the footnotes thereto or in a separate report delivered therewith, of such GAAP presentation to the corresponding GAAP presentation of such financial information); or

(B)
be computed in conformity with GAAP with retroactive effect being given thereto assuming that such election had been made on the OFS Date, subject to any further election in accordance with the definition of GAAP.

Thereafter, the Company may, at its option, elect to apply IFRS or GAAP and compute all ratios, computations and other determinations based on IFRS or GAAP, as applicable, all on the basis of the foregoing provisions of this clause.”

(d)	Amend paragraphs (a)(i) and (a)(ii) of Clause 19.1 (Financial Statements) to provide that the relevant financial statements or accounts (as applicable) shall be prepared in accordance with IFRS.

35.	Business Division Transactions and Joint Ventures:

(a)	In Clause 1.1 (Definitions):

(i)	amend the definition of “Business Division Transaction” to delete the words “, in each case, where such transaction has the prior approval of the Majority Lenders”; and

(ii)	add the following new definitions:
“Permitted Business Division Transaction” means a Business Division Transaction provided that after giving pro forma effect thereto, an Obligor could incur at least €1.00 of additional Financial Indebtedness pursuant to paragraph (v) of the definition of Permitted Financial Indebtedness.
“Acceptable Joint Venture” means a joint venture, partnership or similar arrangement formed by a member of the Group (a) by the contribution of some or all of the assets of the Group pursuant to a Business Division Transaction to such joint venture, partnership or similar arrangement with one or more persons and/or (b) for the purposes of network and/or infrastructure sharing with one or more Joint Ventures.

(b)	Amend the definition of Permitted Payments and Clause 21.13 (Loans and Guarantees) to include the following additional carve outs in each such clause:

(i)	“in relation to any Permitted Business Division Transaction; and

(ii)	in relation to any Acceptable Joint Venture.”

(c)
Amend paragraph (m) of the definition of Permitted Disposal and paragraph (s)(iv) of the definition of Permitted Payment such that the word “Permitted” is added before the words “Business Division Transaction”.

36.	Permitted Security Interest: amend the definition of “Permitted Security Interest” in Clause 1.1 (Definitions):

(a)	to include in addition to the existing “Permitted Security Interests”:
“any Security Interests attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business;”

(b)	include the following additional limb:
“any Security Interest over Non-Distribution Business Assets referred to in paragraph [ ] of the definition of Permitted Financial Indebtedness, securing Financial Indebtedness described therein or any other obligation in respect of such Non-Distribution Business Assets;”

37.
Permitted Acquisitions and Permitted Joint Ventures: delete sub-paragraph (e)(iii) of the definition of Permitted Acquisition in Clause 1.1 (Definitions) and delete sub-paragraph (b)(ii) of the definition of Permitted Joint Venture in Clause 1.1 (Definitions).

38.	Auditors: delete the definition of “Auditors” in Clause 1.1 (Definitions) and replace it with the following:
“Auditors” means KPMG LLP or any other firm appointed by the Company to act as its auditors.

39.	Additional Facilities: amend paragraph (g) and sub-paragraph (g)(i) of Clause 2.2 (Telenet Additional Facility) to read as follows:

“(g)
Subject to paragraph (h) below, the aggregate principal amount of any proposed Telenet Additional Facility shall not, at the election of the Company acting in its sole discretion (x) on the date that the Telenet Additional Facility becomes effective (giving pro forma effect to the intended use of proceeds of such Telenet Additional Facility and assuming that the entire amount of that Telenet Additional Facility is drawn on such date, and provided that an election that this sub-paragraph (x) shall apply may not be made in relation to that Telenet Additional Facility if an election that sub-paragraph (y) shall apply has previously been made in relation to that Telenet Additional Facility) or (y) on the date of each Utilisation (other than a Rollover Loan or a Documentary Credit which is being renewed pursuant to Clause 6.2 (Renewal of Documentary Credits)) of that Telenet Additional Facility (giving pro forma effect to the use of proceeds of such Utilisation but not assuming that the entire amount of that Telenet Additional Facility is drawn) exceed the aggregate of the sum of:

(i)	an unlimited amount provided that on a pro forma basis Net Senior Debt to Consolidated Annualised EBITDA is equal to or less than 4.50:1;
…”

40.	Construction:

(a)	Amend Clause 1.2(a) (Construction) to add the following additional limbs:

(i)
“fair market value” unless otherwise specified, wherever such term is used in this Agreement, may be conclusively established by means of an officer’s certificate or a resolution of the board of directors of the Company, any Permitted Affiliate Parent or any Affiliate Subsidiary setting out such fair market value as determined by such officer or such board of directors in good faith;

(ii)
any matter being “permitted” under this Agreement or any other Finance Document shall include references to such matters not being prohibited or otherwise being approved under this Agreement or any other such Finance Document; and

(iii)
“consolidated” in connection with the financial position of, financial statements of or accounts of or financial definitions in relation to, the Group shall be construed to mean that the accounts of any Affiliate Subsidiary shall be combined for the purpose of determining such financial position, financial statements, accounts or financial definitions.

(b)	Amend Clause 1.2 (Construction) to add the following additional paragraphs:

“(x)
No personal liability shall attach to any director, officer or employee of any member of the Wider Group or Group for any representation or statement made by that member of the Wider Group or Group (as applicable) in a certificate signed by such director, officer or employee; and

(y)
No Default, Event of Default or breach of any representation and warranty or undertaking under the Finance Documents shall arise merely as a result of a subsequent change in the Euro equivalent of any relevant amount due to fluctuations in exchange rates.”

(c)	Amend Clause 1.2 (Construction) to include the following wording at the start of sub-paragraph (a)(xvii)(C) of Clause 1.2 (Construction):

“if requested by the relevant L/C Bank or Ancillary Facility Lender,”

(d)	Amend Clause 1.2 (Construction) to include an additional limb in paragraph (a) as follows:
““European interbank market” means the interbank market for Euro operating in Participating Member States;”

(e)	Amend Clause 1.2 (Construction) to include an additional limb in paragraph (a) as follows:
“a “guarantee” includes a reference to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any indebtedness and “guaranteed” and “guarantor” shall be construed accordingly;”

(f)	Amend Clause 1.2 (Construction) to include an additional limb in paragraph (a) as follows:
““determines” or “determined” means, save as otherwise provided herein, a determination made in the absolute discretion of the person making the determination;”

(g)	Amend Clause 1.2 (Construction) to delete limb (v) of paragraph (a) and replace it with the following:
““indebtedness” is a reference to any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;”

(h)	Amend Clause 1.2 (Construction) to delete limb (viii) of paragraph (a) and replace it with the following:
“a “regulation” includes any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law but, if not having the force of law, only if compliance therewith is in accordance with the general practice of the relevant persons to whom it is intended to apply or, in the case of Clause 14 (Increased Costs) only, the relevant Finance Party or its Holding Company) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;”

(i)	Amend Clause 1.2 (Construction) to include an additional limb of Clause 1.2 as follows:
“Where paragraph or clause numbers have changed in this Agreement as a result of the amendments to this Agreement implemented on the 2015 Amendment Effective Date and the 2017 Amendment Effective Date, and such paragraph and clause numbers are referred to in any Finance Document in force on the 2015 Amendment Effective Date or the 2017 Amendment Effective Date (as applicable), such paragraph or clause numbers shall be read and construed in this Agreement, for the purposes of the relevant Finance Document only, so that the relevant equivalent provision in this Agreement is referred to in each such Finance Document.”

(j)	Amend Clause 1.2 (Construction) to include an additional limb of Clause 1.2 as follows:

“(a)	This Agreement is entered into subject to, and with the benefit of, the terms of the Intercreditor Agreement.

(b)
Notwithstanding anything to the contrary in this Agreement, the terms of the Intercreditor Agreement will prevail if there is a conflict between the terms of this Agreement and the terms of the Intercreditor Agreement.”

(k)	Where relevant in the Credit Agreement, amend references to “company” or “entity” to “person” in accordance with paragraph (a)(vii) of Clause 1.2 (Construction).

41.	Increase: amend Clause 2.1 (Increase) to:

(a)	delete sub-paragraphs (a)(i) and (a)(ii); and

(b)	delete sub-paragraph (a)(iii) and replace it with the following:

“(iii)	at the election of the Company acting in its sole discretion, it shall be a condition:

(A)
that the aggregate principal amount of any proposed increase in the Commitments shall not exceed, mutatis mutandis, the Additional Facilities Cap on the date that such increase in the Commitments becomes effective (giving pro forma effect to the intended use of proceeds of such increased Commitment and assuming that the entire amount of that increased Commitment is drawn on such date, and provided that an election that this paragraph (A) shall apply may not be made in relation to that increased Commitment if an election that paragraph (B) shall apply has previously been made in relation to that increased Commitment); or

(B)
to any Utilisation (other than a Rollover Loan or a Documentary Credit which is being renewed pursuant to Clause 6.2 (Renewal of Documentary Credits)) of that increased Commitment that the aggregate principal amount of that increased Commitment to be drawn would not exceed, mutatis mutandis, the Additional Facilities Cap on the date of that Utilisation (giving pro forma effect to the use of proceeds of such Utilisation but not assuming that the entire amount of that increased Commitment is drawn); and”

42.	Increased Costs:

(a)	Amend the first paragraph of Clause 14.1 (Increased Costs) to add “within ten Business Days of demand by the Facility Agent,” after “the Company must” in the first line.

(b)	Delete paragraph (a) of Clause 14.3 (Claims) and replace it with the following:

“(a)
A Finance Party intending to make a claim pursuant to Clause 14.1 (Increased Costs) shall, as soon as is reasonably practicable after that Finance Party becomes aware that circumstances have arisen which entitle it to make such claim, notify the Facility Agent of the event giving rise to the claim, following which the Facility Agent shall promptly notify the Company.”

43.	Springing Financial Covenant: amend the covenant set out in Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) so that is reads as follows:

“(a)
Subject to Clause 22.5 (Cross-default and Cross-acceleration), in the event that on the last day of a Measurement Period the aggregate of the Telenet Additional Facility Outstandings under any Revolving Facility (in each case, other than Documentary Credits that are cash collateralised or undrawn) and the net indebtedness outstanding under each Ancillary Facility less Cash of the Group exceeds an amount equal to 40 per cent. of the aggregate of the Revolving Facility Commitments and each Ancillary Facility Commitment (the “Financial Ratio Test Condition”), the Company shall procure that the ratio of Net Total Debt to Consolidated Annualised EBITDA on that day (the “Financial Ratio”) shall not exceed 6.00:1 unless otherwise agreed in writing by the Composite Revolving Facility Instructing Group and the Company.

(b)
If the financial covenant set out in paragraph (a) has been breached for a Measurement Period but is complied with on the last day of the next Measurement Period (either because the Financial Ratio Test Condition is not met for that next Measurement Period or because the Financial Ratio does not exceed 6.00:1 for that next Measurement Period), then, the prior breach of such financial covenant or any Event of Default arising therefrom shall not (or shall be deemed to not) directly or indirectly constitute, or result in, a breach of any representation, warranty, undertaking or other term in the Finance Documents or a Default or an Event of Default unless the Facility Agent has taken any action under Clause 22.18 (Maintenance Covenant Revolving Facility Acceleration) before the delivery of the certificate referred to at Clause 19.3(a) (Compliance Certificate) in respect of that next Measurement Period.”

44.	Financial Information: amend paragraph (a) of Clause 19.3 (Compliance Certificate) so that it reads as follows:

“(a)
The Company must supply to the Facility Agent a Compliance Certificate with each set of its financial statements sent to the Facility Agent under this Agreement if, as at the last day of the Measurement Period ending on the date of such financial statements, the Financial Ratio Test Condition is met.”

45.	Cure Provisions: delete Clause 20.4 (Cure Provisions) and replace it with the following:

“20.4	Cure Provisions

(a)	The Company may cure a breach of the financial ratio set out in Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) by procuring that:

(i)
additional equity is injected into, and/or additional Subordinated Shareholder Loans is provided to, one or more members of the Group in an aggregate amount equal to or greater than the amount which if it had been deducted from Net Total Debt for the Measurement Period in respect of which the breach arose, would have avoided the breach; or

(ii)
additional equity is injected into, and/or additional Subordinated Shareholder Loans is provided to, one or more members of the Group in an aggregate amount equal to or greater than the amount which if it had been added to Consolidated Annualised EBITDA for the Measurement Period in respect of which the breach arose, would have avoided the breach; or

(iii)
any Telenet Additional Facility Outstandings under any Revolving Facility and/or net indebtedness under any Ancillary Facility are prepaid (from any source selected by the Company in its sole discretion) in an amount which if such prepayment had occurred immediately prior to the calculation on the last day of the Measurement Period in respect of which the breach arose, the Financial Ratio Test Condition as at the last day of that Measurement Period would not have been met and therefore the financial ratio would not have been required to be tested.

(b)	A cure under this Clause 20.4 will not be effective unless:

(i)
in the case of paragraph (a)(i) or (a)(ii) above, an amount equal to or greater than the required amount of additional equity or the proceeds of any Subordinated Shareholder Loans is received by one or more members of the Group; or

(ii)
in the case of paragraph (a)(iii) above, the amount of any Telenet Additional Facility Outstandings under any Revolving Facility and/or net indebtedness under any Ancillary Facility that are required to be prepaid are so prepaid, in each case, within 30 Business Days of delivery of the financial statements delivered under Clause 19.1 (Financial Statements) which show that Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) has been breached (the “Cure Period”).

(c)	No cure may be made under this Clause 20.4 (Cure Provisions)

(i)	in respect of more than five Measurement Periods during the life of the Telenet Additional Facilities; or

(ii)	in respect of consecutive Measurement Periods.

(d)
The Company shall make an election (at its sole discretion) by notice to the Facility Agent prior to the end of the Cure Period as to whether a breach of the financial ratio set out in Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) shall be cured pursuant to a recalculation as described in either sub-paragraph (a)(i), (a)(ii) or (a)(iii) above.

(e)
If the Company makes an election for a recalculation as described in sub-paragraphs (a)(i) or (a)(ii) above, it shall be under no obligation to apply the amount of additional equity or the proceeds of any Subordinated Shareholder Loans that are received by one or more members of the Group in prepayment of the Facilities or for any other specific purpose and such amount will be deemed to be deducted from Net Total Debt or added to Consolidated Annualised EBITDA for the purposes of Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) (as applicable) as at the last day of the relevant Measurement Period.

(f)
If the Company makes an election for a recalculation as described in sub-paragraph (a)(iii) above, the amount of any Telenet Additional Facility Outstandings under any Revolving Facility and/or net indebtedness under any Ancillary Facility that are prepaid shall be deemed to be deducted in the calculation of the Financial Ratio Test Condition for the purposes of Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) as at the last day of the relevant Measurement Period.

(g)
For the purpose of ascertaining compliance with Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA), the Financial Ratio Test Condition and the ratio set out in Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) will be tested or retested, as applicable, giving effect to the elections and adjustments referred to in paragraph (d), (e) and (f) above. If, after giving effect to such elections and adjustments, the requirements of Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) are met, then the requirements under Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) shall be deemed to have been satisfied as at the relevant original date of determination.

(h)
Where a cure is exercised under this Clause 20.4 in respect of a breach of Clause 20.2 (Net Total Debt to Consolidated Annualised EBITDA) for any financial quarter and the Company makes an election for a recalculation as described in sub-paragraph (a)(ii) above, the amount of additional equity or the proceeds of any Subordinated Shareholder Loans that are received by one or more members of the Group shall also be added in calculating Consolidated EBITDA for any future Measurement Period that includes such financial quarter. Any adjustments pursuant to this paragraph will not be treated as a separate cure.”

46.	Permitted Disposal: amend the definition of Permitted Disposal to add a new limb as follows:
“disposals which constitute the concurrent purchase and sale or exchange of related business assets (including, without limitation, securities of any business that is the same as or related, ancillary or complementary to any of the businesses of any member of the Group on [the amendment and restatement date]) or a combination of such assets, cash and Cash Equivalent Investments between any member of the Group and another person provided that the relevant member of the Group receives consideration at least equal to the fair market value (such fair market value to be determined on the date of contractually agreeing to such disposal) for the assets subject to that disposal;”.

47.	Permitted Financial Indebtedness:

(a)	Amend Clause 21.7 (Financial Indebtedness) to add a new paragraph (d) as follows:
“In the event that any member of the Group enters into or increases commitments under a revolving credit facility, enters into any commitment to incur or issue Financial Indebtedness or commits to incur any Security Interest pursuant to any leverage based incurrence test in the definition of “Permitted Security Interest,” the incurrence or issuance thereof for all purposes under this Agreement, including without limitation for purposes of calculating any leverage ratio or usage in any of the paragraphs in the definition of Permitted Financial Indebtedness for borrowings and re-borrowings thereunder (and including issuance and creation of letters of credit and bankers’ acceptances thereunder) will, at the Company’s option, either (i) be determined on the date of such revolving credit facility or such entry into or increase in commitments (assuming that the full amount thereof has been borrowed as of such date) or other Financial Indebtedness, and, if such leverage ratio test or other provision of this Agreement is satisfied with respect thereto at such time, any borrowing or re-borrowing thereunder (and the issuance and creation of letters of credit and bankers’ acceptances thereunder) will be permitted under this covenant irrespective of the leverage ratio or other provision of this Agreement at the time of any borrowing or re-borrowing (or issuance or creation of letters of credit or bankers’ acceptances thereunder) (the committed amount permitted to be borrowed or re-borrowed (and the issuance and creation of letters of credit and bankers’ acceptances) on a date pursuant to the operation of this paragraph (i) shall be the “Reserved Indebtedness Amount” and, to the extent of the usage in the paragraphs in the definition of Permitted Financial Indebtedness (if any), shall be deemed to be incurred and outstanding under such paragraphs) or (ii) be determined on the date such amount is borrowed pursuant to any such facility or increased commitment, and in the case of sub-paragraph (i) above, the Company may revoke any such determination at any time and from time to time.”

(b)	Amend the definitions of “Senior Debt” and “Total Debt” in Clause 1.1 (Definitions) to include an additional limb as follows:
“the Reserved Indebtedness Amount;”

48.	Related Fund: amend:

(a)	Clause 1.1 (Definitions) to include a new definition of “Related Fund” as follows:
“Related Fund” in relation to a fund or account that, in each case, invests in commercial loans (the “first fund”), means any other fund or account that, in each case, invests in commercial loans which is managed or administered directly or indirectly by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund or account that, in each case, invests in commercial loans whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.”

(b)	Clause 29.3 (Transfers by Lenders) at paragraph (c), to add the words “or, if applicable, a Related Fund” after the words “an Affiliate”.

49.	Share Capital:

(a)	Amend Clause 21.16 (Share Capital) to add a new sub-paragraph (i) at the end as follows: “relates to the cancellation of the share capital of any member of the Group or any Obligor”.

(b)	Amend Clause 21.16 (Share Capital) to add the words “or a solvent liquidation under Clause 21.23 (Internal Reorganisation)” after the words “Clause 21.9(b)(iii) (Acquisitions and Mergers)”.

50.	Stamp Taxes: delete Clause 12.7 (Stamp Taxes) in its entirety and replace it with the following:
“The Company shall pay and, within 10 Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Tax liabilities payable in respect of any Finance Document except for:

(a)
any such Tax liabilities payable in connection with any Transfer Certificate or other document relating to the assignment or transfer by any Lender of any of its rights and/or obligations under any Finance Document; or

(b)
any registration duties and any Tax liability payable due to a registration, submission or filing by a Finance Party of any Finance Document where such registration, submission or filing is or was not required to maintain or preserve the rights of that Finance Party under the applicable Finance Documents.”

51.	Increased Costs: Amend Clause 14.2 (Exceptions) to include the following additional limbs:

“(i)
attributable to a change (whether of basis, timing or otherwise) in the Tax liability on the overall net income of the Finance Party (or any Affiliate of it) or of the branch or office through which it lends any Advance;

(j)
attributable to any penalty having been imposed by the relevant central bank or monetary or fiscal authority upon the Finance Party (or any Affiliate of it) by virtue of its having exceeded any country or sector borrowing limits or breached any directives imposed upon it;

(k)	attributable to a breach of a Finance Document by the Finance Party claiming such Increased Cost.”

52.	Representations:

(a)	Delete Clause 18.12 (Security Interests) in its entirety.

(b)	Delete paragraph (b) of Clause 18.6 (No Event of Default).

(c)	Amend paragraph (a) of Clause 18.7 (Authorisations) to include the words “(other than the Licences)” after the word “licenses”.

(d)	Amend paragraph (b) of Clause 18.10 (Litigation and Insolvency Proceedings) to replace the words “member of the Group” with the words “Obligor or Material Subsidiary”.

(e)
Amend Clause 18.18 (Anti-Terrorism Laws) to delete the words “It and each of its Affiliates have taken commercially reasonable measures to ensure compliance with the Anti-Terrorism Laws” and to replace them with “It has taken commercially reasonable measures to ensure compliance with the Anti-Terrorism Laws.”

53.	Defaulting Lender Disenfranchisement: in addition to paragraph 10 of Schedule 4, provide in the Credit Agreement as follows:
“In ascertaining the Majority Lenders, affected Lenders, all Lenders or any other class of Lenders (as applicable) or whether any given percentage (including, for the avoidance of doubt, unanimity) of any of the Commitments has been obtained to approve any request for a consent, waiver, amendment or other vote under the Finance Documents, a Defaulting Lender’s Commitments and participations will be deemed to be zero.”

54.	Consolidated EBITDA:

(a)	Amend paragraph (y) of the definition of Consolidated EBITDA in order that the following words are deleted:
“to the extent that such fees or other amounts:

(i)	are not included in the Company’s externally reported operating cash flow or equivalent measure; or

(ii)	are deemed to be exception of unusual items”.

(b)	Amend paragraph (g) of the definition of Consolidated EBITDA to add the words “or other equity based” after the words “any stock based”.

55.	80% Security Test: add the following words at the end of the definition of 80% Security Test in Clause 1.1 (Definitions):
“and provided that to the extent any Guarantor generates negative earnings before interest, tax, depreciation and amortisation, such Guarantor shall be deemed for the purposes of calculating the 80% Security Test numerator to have zero earnings before interest, tax, depreciation and amortisation.”

56.
Insolvency Event: amend the definition of Insolvency Event in Clause 1.1 (Definitions) to replace the words “in relation to a Finance Party means that the Finance Party:” with the words “in relation to a Finance Party means that the Finance Party or a Holding Company of it (as applicable):”.

57.
Notes Refinancing: amend the definitions of Senior Secured Notes Refinancing and Senior Unsecured Refinancing in Clause 1.1 (Definitions) to delete the word “reasonable” before the words “fees, costs and expenses”.

58.
Optional Currency: amend the definition of “Optional Currency” in Clause 1.1 (Definitions) in order that the words “in relation to that Advance” are included after the words “acting on the instructions of all the Lenders”.

59.	Permitted Acquisition: amend the definition of Permitted Acquisition in Clause 1.1 (Definitions):

(a)	at paragraph (d) to replace the words “less than a 50 per cent. interest” with the words “an interest of 50 per cent. or less”; and

(b)	at paragraph (j) to replace the words “10 Business Days” with the words “60 days”.

60.	Finance Document:

(a)	Amend the definition of “Finance Document” in Clause 1.1 (Definitions) to delete the words “a Transfer Certificate;” and include the words “any Increase Confirmation;”.

(b)	Amend the definition of “Finance Document” in Clause 1.1 (Definitions) to include the following wording at the end of the definition:
“provided that where the term “Finance Document” is used in, and construed for the purposes of, this Agreement or the Intercreditor Agreement, a Hedging Agreement shall be a Finance Document only for the purposes of Clause 17 (Guarantee and Indemnity).”

61.	Finance Party: amend the definition of “Finance Party” in Clause 1.1 (Definitions) to include the following wording at the end of the definition:

“provided that where the term “Finance Party” is used in, and construed for the purposes of, this Agreement or the Intercreditor Agreement, a Hedge Counterparty shall be a Finance Party only for the purposes of Clause 17 (Guarantee and Indemnity).”

62.	Term of Advance: add a new clause 1.4 as follows:
“1.4    Term of Advance
The determination of the extent to which a rate is “for a period equal in length” to a Term shall disregard any inconsistency arising from the last day of that Term being determined pursuant to the terms of this Agreement.”

63.	Exchange Rates: add a new clause 1.5 as follows:
“1.5    Exchange Rates
When applying any monetary limits, thresholds and other exceptions to the representations and warranties, undertakings and Events of Default under the Finance Documents, the equivalent to an amount in Euro shall be calculated at a rate for the conversion of the relevant non-Euro currency into Euro which is, at the election of the Company (a) a rate selected by the Company (acting reasonably and in good faith) or (b) the Agent’s Spot Rate of Exchange, in each case, as at the time of any relevant action.”

64.	Increase: amend paragraph (b) of Clause 2.1 (Increase) to add a new limb (iii) as follows:
“the Commitments of a Lender in accordance with Clause 10.8 ((Right of Repayment and Cancellation of a Single Lender),”

65.	Additional Facility: amend paragraph (h) of Clause 2.2 (Telenet Additional Facility) to:

(a)	delete sub-paragraphs (h)(ii)(A), (h)(ii)(B) and (h)(ii)(C); and

(b)	delete sub-paragraphs (h)(iii)(B), (h)(iii)(C) and (h)(iii)(D).

66.	Prepayments: amend Clause 10.10 (Miscellaneous Provisions) to delete paragraph (g) and replace it with the following:
“Other than in relation to any prepayment under Clause 10.1 (Mandatory Prepayment – Illegality) or 10.8 (Right of Repayment and Cancellation of a Single Lender), any prepayment in part of any Advance shall be applied against the participations of the Lenders in that Advance pro rata.”

67.	Tax Indemnity: amend paragraph (b)(ii) of Clause 12.4 (Tax Indemnity) to add an additional limb as follows:
“has been compensated for by a payment under Clause 12.7 (Stamp Taxes) or would have been compensated for by such a payment, but for the application of any exception in such Clause;”

68.	Representations: amend Clause 18 (Representations and Warranties) by inserting the word “substantially” after the word “business” at Clause 18.2(b) (Status).

69.	Share Capital: amend Clause 21.16 (Share Capital) to add words “that is a member of the Group” after the words “Each Obligor” and before the words “will not”.

70.	Obligor Accession: amend Clause 21.22 (Further Assurances) in order that the words “10 Business Days” at paragraph (b)(i) are replaced with “60 days”.

71.	Breach of obligations EOD: amend Clause 22.3(a) (Breach of Other Obligations) to add the following language at the end:
“, unless the non-compliance:
(i) is capable of remedy; and
(ii) is remedied within 30 days of the earlier of the Facility Agent giving notice of the breach to the Company and any Obligor becoming aware of the non-compliance.”

72.	Cross Default EOD: amend Clause 22.5 (Cross-default and Cross-acceleration):

(a)	by deleting the words “is placed on demand;” at paragraph (b)(ii);

(b)	by deleting limb (c);

(c)
at paragraph (d)(v), by deleting the words “is not placed on demand, becomes” and replacing them with the words “does not become” and adding the word “not” before the words “otherwise accelerated during that period”; and

(d)	by adding the following additional limb to paragraph (d):
“if the relevant Financial Indebtedness is covered by a Documentary Credit or a letter of credit, bank guarantee, indemnity or other documentary credit under an Ancillary Facility”.

73.	Defaulting Lenders: amend Clause 29.3 (Transfers by Lenders) in order that the following is included as a new Clause 29.3(h):

“(h)
Notwithstanding any other provision of this Agreement, no Lender shall be entitled to assign or transfer any of its rights, benefits or obligations under the Finance Documents to a New Lender that is a Defaulting Lender.”

74.	Amendments: add a new paragraph (d) to Clause 28.2 (Exceptions) as follows:
“No amendment or waiver of a term of any Ancillary Facility Document shall require the consent of any Finance Party other than the relevant Ancillary Facility Lender.”

75.	Measurement Period: delete the definition of Measurement Period and replace it with the following:
““Measurement Period” means each period of approximately six months covering two quarterly accounting periods of the Group ending on each date to which each set of financial statements required to be delivered under Clause 19.1 (Financial statements) are prepared (“L2QA Test Period”), provided that the Company may make an election to establish that “Measurement Period” means each period of approximately 12 months covering four quarterly accounting periods of the Group ending on each date to which each set of financial statements required to be delivered under Clause 19.1 (Financial statements) are prepared (“LTM Test Period”) (and if such an LTM Test Period election has been made, the Company may not elect to change from LTM Test Period back to the L2QA Test Period).”

76.	Consolidated Annualised EBITDA: delete the definition of “Consolidated Annualised EBITDA” in Clause 1.1 (Definitions) and replace it with the following:
““Consolidated Annualised EBITDA” means if the L2QA Test Period applies in accordance with the definition of “Measurement Period”, two times Consolidated EBITDA of the Group for that Measurement Period, and if the Company has made an LTM Test Period election in accordance with the definition of “Measurement Period”, Consolidated EBITDA of the Group for that Measurement Period.”

77.	Telenet Additional Facility:

(a)
Amend paragraph (h) of Clause 2.2 (Telenet Additional Facility) and paragraphs (a) and (b) of Clause 2.3 (Overall Facility Limits) to amend each reference from “Advances” and “advances” to “Utilisations”.

(b)	Amend limb (ii)(D) and (iii)(E) of paragraph (h) of Clause 2.2 (Telenet Additional Facility) to delete the word “reasonable” before the word “fees”.

(c)	Add an additional limb to Clause 2.2 (Telenet Additional Facility) as follows:
“With the prior written consent of the Company, the Facility Agent is authorised and instructed to enter into such documentation as is reasonably required to amend this Agreement and any other Finance Document (in accordance with terms of this Clause 2.2 (Telenet Additional Facility)) to reflect the terms of each Telenet Additional Facility without the consent of any Lender other than the applicable Telenet Additional Facility Lender.”

78.	Amount of Advance: amend paragraph (b) of Clause 5.3 (Amount of Advance or Documentary Credit) to include the words “under that Facility” after the words “on behalf of the Lenders”.

79.	Revaluation of Documentary Credits:

(a)
Amend paragraph (a) of Clause 6.4 (Revaluation of Documentary Credits) to replace the words “at six monthly intervals after the date of the Documentary Credit” with the words “on the last Business Day of each financial year”.

(b)	Amend paragraph (b) of Clause 6.4 (Revaluation of Documentary Credits) to replace the words “three Business Days” with the words “ten Business Days”.

80.
Affiliates of Borrowers: amend paragraph (c) of Clause 7.7 (Affiliates of Borrowers) to include the words “, provided that such Affiliate is not an Affiliate of any other Obligor, ” after the words “its Affiliate”.

81.
Right of Repayment and Cancellation of a Single Lender: amend paragraph (a)(iii) of Clause 10.8 (Right of Repayment and Cancellation of a Single Lender) to include the words “or Clause 15 (Illegality and Mitigation)” after the words “Clause 10.1 (Mandatory Prepayment – Illegality)” and to replace the reference to “or” before the reference to “Clause 10.1” with a comma.

82.	Selection:

(a)
Amend paragraph (d)(ii) of Clause 11.5 (Selection – Term Facility) to replace the word “Facility” with “Term Facility Advance” throughout such paragraph and to replace the words “Lenders whose commitments under the relevant Facility then aggregate two thirds or more of the aggregate Commitments under that Facility” with “Majority Lenders under the relevant Facility”.

(b)
Amend paragraph (c) of Clause 11.6 (Selection – Revolving Facility) to replace the words “under that Revolving Facility” with “under the relevant Advance under that Revolving Facility” throughout such paragraph and to replace the words “Lenders whose Commitments under that Revolving Facility then aggregate two thirds or more of the aggregate Commitments under that Revolving Facility” with “the Majority Lenders under that Revolving Facility”.

83.	Payments: amend Clause 16.4 (Currency) to include the following additional limbs and to re-number limb (c) to limb (e):

“(c)	A repayment or prepayment of an Advance is payable in the currency in which the Advance is denominated.

(d)	All interest is payable in the currency in which the relevant amount in respect of which it is payable is denominated.”

84.	Information: amend Clause 19.4 (Information – Miscellaneous) to delete paragraph (c) in its entirety.

85.	Change of Business: delete Clause 21.8 (Change of Business) and replace it with the following:

“21.8    Change of Business
No Obligor shall (and the Company shall procure that no member of the Group shall), without the prior written consent of the Majority Lenders or save as otherwise permitted by the terms of this Agreement, make any change in the nature of its business as carried on immediately prior to the Signing Date, which would give rise to a substantial change in the business of the Group taken as a whole from that set forth in the definition of Business, provided that this Clause 21.8 (Change of Business) shall not be breached by an Obligor or any member of the Group making a Permitted Disposal, Permitted Acquisition or entering into any Permitted Joint Venture.”

86.
Acquisitions: amend paragraph (b)(iii)(B) of Clause 21.9 (Acquisitions and Mergers) to replace the words “for the period commencing on the date of merger and ending on the earlier of the date that falls 3 years from the date of merger and the longest dated Final Maturity Date” with “on a pro forma basis following such merger or consolidation.”

87.
Insurance: amend Clause 21.12 (Insurance) to delete the words “procure that each member of the Group will” and replace them with “procure that each of its Material Subsidiaries which is a member of the Group will”.

88.	Shareholder Loans: amend paragraph (a) of Clause 21.14 (Shareholder Loans) to replace the words “30 days” with “60 days”.

89.	Share Security:

(a)	delete Clause 21.17 (Share security) and replace it with the following:
“21.17    Share Security
Each Obligor will not, and will procure that no member of the Group will, issue any shares of any class provided that:

(a)
notwithstanding paragraph (b) below, an Obligor may issue shares to any person other than a member of the Group and shall not be required to procure that such shares are charged or pledged in favour of the Beneficiaries, provided that such share issue does not result in a Change of Control;

(b)
any member of the Group may issue shares to or otherwise acquire additional rights from any other member of the Group so long as (if any of the existing shares in the relevant member of the Group are charged or pledged in favour of any Beneficiary) such shares are charged or pledged in favour of the Beneficiaries pursuant to the terms of a Security Document and there are delivered at the same time to the Security Agent the relevant share certificates and blank stock transfer forms (or equivalent documents) in respect thereof together with such other documents and evidence and legal opinions as the Security Agent may reasonably require;

(c)
the Company may issue shares to Telenet Group BVBA provided that such shares are charged or pledged in favour of the Beneficiaries pursuant to the terms of a Security Document and there are delivered at the same time to the Security Agent the relevant share certificates and blank stock transfer forms (or equivalent documents) in respect thereof together with such other documents and evidence and legal opinions as the Security Agent may reasonably require;

(d)	any member of the Group may issue shares pursuant to the exercise of Approved Stock Options;

(e)
a member of the Group may issue shares as part of an Acquisition or merger or consolidation permitted by Clause 21.9 (Acquisitions and Mergers), provided that the issue of such shares does not cause a Change of Control;

(f)
a member of the Group (other than an Obligor) may issue shares to all the holders of the share capital of such member of the Group pro rata to their interests in such share capital provided that, if any existing shares in that member of the Group are charged or pledged in favour of any Beneficiary under any Security Document, upon issue the shares that are issued to any other member of the Group are charged or pledged in favour of the Beneficiaries as provided in paragraph (b) above; and

(g)
any member of the Group (other than the Company) may issue shares to any person pursuant to any agreement or other legally binding arrangement existing, and disclosed to the Facility Agent in writing, on or before the Signing Date, provided that such share issue does not result in a Change of Control.”

(b)	Add the following additional definition to Clause 1.1 (Definitions):
““Beneficiaries” has the meaning given to the term Senior Secured Creditors in the Intercreditor Agreement.”

90.	Group Redesignation: delete Clause 21.25 (Group Redesignation) and replace it with the following:
“21.25    Group Redesignation
The Company may at any time deliver a notice (a “Group Redesignation Notice”) to the Facility Agent designating any Holding Company of the Company and/or any Holding Company of any Permitted Affiliate Parent as a “New Group Topco” for the purposes of this Agreement provided that taking into account any actions to be taken by the Company for the benefit of the Lenders, it would not be materially prejudicial to the interests of the Lenders in the opinion of the Facility Agent (acting reasonably).”

91.	Clean Up Period:

(a)	Amend the definition of Clean Up Period in Clause 22.3 (Breach of Other Obligations) to replace the words “120 days” with the words “180 days”.

(b)	Delete the words “(other than Clause 22.3(a) (Breach of Other Obligations) to the extent it refers to Clause 20 (Financial Covenant))” in paragraph (c) of Clause 22.3 (Breach of Other Obligations).

92.	Intercreditor Agreement: amend paragraph (a) of Clause 22.12 (Intercreditor Agreement) to include the word “material” before the word “obligations”.

93.
Acceleration: amend Clause 22.17 (Acceleration) to replace the words “may, and must if so instructed by the Majority Lenders” with the words “the Facility Agent shall, if the Majority Lenders so direct”.

94.	Indemnity:

(a)	Amend paragraph (a) of Clause 26.1 (Currency Indemnity) to include the words “, within 10 Business Days of demand” after the words “Obligor must”.

(b)	Amend paragraph (a)(i) of Clause 26.2 (Other Indemnities) to replace the word “Default” with the words “Event of Default”.

(c)	Amend paragraph (a) of Clause 26.3 (Break Costs) to include the words “, within ten Business Days of demand by a Lender, ” after the words “Each Borrower must”.

(d)	Amend paragraph (b) of Clause 26.3 (Break Costs) to include the words “, as soon as reasonably practicable after a demand by the Facility Agent, ” after the words “Each Lender must”.

95.	Amendments and waivers:

(a)	Amend Clause 28.2 (Exceptions) to add an additional limb (d) as follows:

“(d)
Notwithstanding any other provision of this Clause 28 (Amendments and Waivers), the Facility Agent may at any time without the consent or sanction of the Lenders, concur with the Company in making any modifications to any Finance Document, which in the opinion of the Facility Agent would be proper to make provided that the Facility Agent is of the opinion that such modification:

(i)
would not be materially prejudicial to the position of any Lender and in the opinion of the Facility Agent such modification is of a formal, minor or technical nature or is to correct a manifest error;

(ii)
relates to the increase in the principal amount of a Commitment of a Lender in relation to any Facility and such increased Commitment has been requested by the Company to fund any original issue discount required to be paid to that Lender in relation to that Facility under any Finance Document;

(iii)	is of a minor, operational or technical nature; or

(iv)	which relates to the implementation of any alternative basis for the calculation of interest that is binding on all Parties in accordance with paragraph (c) of Clause 13.4 (Cost of Funds).
Any modification made in accordance with this paragraph (d) shall be made on such terms as the Facility Agent may determine, shall be binding upon the Lenders, and shall be notified by the Company to the Lenders as soon as practicable thereafter.”

(b)	Amend Clause 28.2 (Exceptions) to include the words “Subject to Clause 28.6 (Structural Adjustments) below,” at the beginning of paragraph (a).

(c)	Amend paragraph (a) of Clause 28.3 (Non Consenting Lenders) to delete limb (iii) in its entirety.

(d)	Add an additional provision to Clause 28.2 (Exceptions) as follows:
“A waiver of issuance or the release of any Guarantor from any of its obligations under Clause 17 (Guarantee and indemnity) or a release of any Security under the Security Documents, in each case, other than in accordance with the terms of any Finance Document shall require the prior written consent of affected Lenders whose share in the outstanding Utilisations and whose undrawn Commitments amount in aggregate to more than 75 per cent. of all of the outstanding Utilisations and undrawn Commitments.”

96.	Changes to the Parties:

(a)	Amend Clause 29.2 (Assignment or Transfers by Obligors) to include the words “except to the extent permitted by this Agreement” at the end of the paragraph.

(b)	Amend paragraph (a) of Clause 29.9 (Additional Borrowers) to delete the words “(following consultation with the Facility Agent)”.

(c)	Amend paragraph (b) of Clause 29.9 (Additional Borrowers) to include the words “under the relevant Facility” after the words “all the Lenders”.

(d)	Amend paragraph (b)(ii) of Clause 29.11 (Resignation of an Obligor (other than the Company) to replace the words “a Default” with the words “an Event of Default”.

97.	Governing law:

(a)	Delete Clause 38 (Governing law) and replace it with the following:
“38.    GOVERNING LAW
This Agreement, including all non-contractual obligations arising out of or in connection with it, shall be governed by, and construed in accordance with English law.”

(b)	Amend the governing law provisions of the schedules to the Credit Agreement to refer to “non-contractual obligations” in conformity with paragraph (a) above.

98.	Order of Application: amend Clause 10.4 (Order of application) by deleting sub-paragraph (e).

99.	Affiliate: amend the definition of Affiliate in Clause 1.1 (Definitions) such that it reads as follows:
“Affiliate” means a Subsidiary or a Holding Company of a person or any other Subsidiary of that Holding Company provided that in relation to any clause, reference or provision that uses such term:

(a)
an Affiliate of the Company that issues any notes, bonds or other securities for the purpose of on-lending the proceeds of such issuances under a Facility and to a Borrower under this Agreement and which acts in accordance with the terms of any indentures or other documents governing such issuances (a “Designated Notes Issuer”) shall not be an Affiliate of the Company or any of its Affiliates; and

(b)         a Designated Notes Issuer shall be deemed not to be managed by, or under the control of, the Company or any of its Affiliates.”

100.
Change of L/C Bank: add the words “in relation to the Facility in respect of which such Documentary Credits are issued” after the words “Majority Lenders” in paragraph (c) of Clause 6.11 (Appointment and Change of L/C Bank).

101.	Restricted Person: amend the definition of Restricted Person in Clause 1.1 (Definitions) such that it reads as follows:
““Restricted Person” means any Affiliate of a Borrower and, following any Parent Joint Venture Transaction, any Joint Venture Parent, any Subsidiary of the Joint Venture Parent and any Parent Joint Venture Holders (in each case, other than a member of the Group) provided that any Designated Notes Issuer (as defined in the definition of Affiliate) that is not a member of the Group shall, notwithstanding the proviso to the definition of “Affiliate”, be a “Restricted Person” except for the purposes of:
(a) the definition of “Pledge of Subordinated Shareholder Loans”;
(b) the definition of “Subordinated Creditor”; and
(c) Clause 21.14 (Shareholder Loans).”

102.	Permitted Affiliate Group Designation: amend limb (iv)(c) of Clause 29.8 (Permitted Affiliate Group Designation) to include the words “if available,” at the start of the limb.

103.	Permitted Payment: add a new limb to the definition of Permitted Payment in Clause 1.1 (Definitions) as follows:
“to any Designated Notes Issuer (as defined in the definition of Affiliate) in connection with any fees, costs, indemnity claims or other expenses payable to it in connection with transactions related to the issuance of any notes, bonds or other securities;”

SIGNATORIES

AGENTS
THE BANK OF NOVA SCOTIA as Facility Agent

By:
_____________________________________    Signature
_____________________________________    Name

By:
_____________________________________    Signature
_____________________________________    Name

KBC BANK NV as Security Agent
By:
_____________________________________    Signature
_____________________________________    Name

By:
_____________________________________    Signature
_____________________________________    Name

BORROWER

[•]
EXECUTED AS A DEED

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory
in the presence of:
_____________________________________    Signature of Witness
_____________________________________    Name of Witness
_____________________________________    Address of Witness
_____________________________________
_____________________________________
_____________________________________
_____________________________________    Occupation of Witness

GUARANTORS
TELENET FINANCING USD LLC
EXECUTED AS A DEED

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory
in the presence of:
_____________________________________    Signature of Witness
_____________________________________    Name of Witness
_____________________________________    Address of Witness
_____________________________________
_____________________________________
_____________________________________
_____________________________________    Occupation of Witness

TELENET BVBA
EXECUTED AS A DEED

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory

TELENET GROUP BVBA
EXECUTED AS A DEED

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory

TELENET INTERNATIONAL FINANCE S.À R.L.
EXECUTED AS A DEED

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory
in the presence of:
_____________________________________    Signature of Witness
_____________________________________    Name of Witness
_____________________________________    Address of Witness
_____________________________________
_____________________________________
_____________________________________
_____________________________________    Occupation of Witness

EXISTING SECURITY PROVIDERS
TELENET FINANCING USD LLC
EXECUTED AS A DEED

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory
in the presence of:
_____________________________________    Signature of Witness
_____________________________________    Name of Witness
_____________________________________    Address of Witness
_____________________________________
_____________________________________
_____________________________________
_____________________________________    Occupation of Witness

TELENET BVBA
EXECUTED AS A DEED

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory

TELENET INTERNATIONAL FINANCE S.À R.L.
EXECUTED AS A DEED

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory
in the presence of:
_____________________________________    Signature of Witness
_____________________________________    Name of Witness
_____________________________________    Address of Witness
_____________________________________
_____________________________________
_____________________________________
_____________________________________    Occupation of Witness

TELENET GROUP HOLDING NV
EXECUTED AS A DEED

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory

TELENET VLAANDEREN NV
EXECUTED AS A DEED

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory

TELENET GROUP BVBA
EXECUTED AS A DEED

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory

By:
_____________________________________    Signature of Authorised Signatory
_____________________________________    Name of Authorised Signatory

TELENET ADDITIONAL FACILITY AJ-B LENDER

EXECUTED AS A DEED
[INSERT NAME OF BELGIAN SPV]
acting by its General Partner,
[●]
By: ________________________________
Name:
Title:

By: ________________________________
Name:
Title:

SIGNATORIES

AGENTS
THE BANK OF NOVA SCOTIA as Facility Agent

By: Authorised Signatory

_____________________________________    Signature
Authorised Signatory

DIRECTOR

By: Authorised Signatory

_____________________________________    Signature
Authorised Signatory

DIRECTOR

KBC BANK NV as Security Agent
By: Authorised Signatory

_____________________________________    Signature
Authorised Signatory

AGENT SYNDICATED LOANS

By: Authorised Signatory
_____________________________________    Signature
Authorised Signatory

AGENT SYNDICATED LOANS

(Signature Page to Facility AJ Accession Agreement)

BORROWER

TELENET INTERNATIONAL FINANCE S.À R.L.
EXECUTED AS A DEED

By: Authorised Signatory

_____________________________________    Signature of Authorised Signatory
Name of Authorised Signatory
in the presence of:
_____________________________________    Signature of Witness
Authorised Signatory                Name of Witness
LIERSESTEENWEG 4                Address of Witness
2800 MECHELEN
LEGAL COUNSEL                Occupation of Witness

(Signature Page to Facility AJ Accession Agreement)

GUARANTORS
TELENET FINANCING USD LLC
EXECUTED AS A DEED

By: Authorised Signatory
By: Signature of Authorised Signatory
_____________________________________    Signature of Authorised Signatory
_____________________________________    Signature of Authorised Signatory
Name of Authorised Signatory
Name of Authorised Signatory
in the presence of:
_____________________________________    Signature of Witness
Authorised Signatory                Name of Witness
LIERSESTEENWEG 4                Address of Witness
2800 MECHELEN
LEGAL COUNSEL                Occupation of Witness

(Signature Page to Facility AJ Accession Agreement)

TELENET BVBA
EXECUTED AS A DEED

By: Authorised Signatory
_____________________________________    Signature of Authorised Signatory
Name of Authorised Signatory

(Signature Page to Facility AJ Accession Agreement)

TELENET GROUP BVBA
EXECUTED AS A DEED

By: Authorised Signatory
_____________________________________    Signature of Authorised Signatory
Name of Authorised Signatory

(Signature Page to Facility AJ Accession Agreement)

TELENET INTERNATIONAL FINANCE S.À R.L.
EXECUTED AS A DEED

By: Authorised Signatory
_____________________________________    Signature of Authorised Signatory
Authorised Signatory                Name of Authorised Signatory
in the presence of:
_____________________________________    Signature of Witness
Authorised Signatory                Name of Witness
LIERSESTEENWEG 4                Address of Witness
2800 MECHELEN
LEGAL COUNSEL                Occupation of Witness

(Signature Page to Facility AJ Accession Agreement)

EXISTING SECURITY PROVIDERS
TELENET FINANCING USD LLC
EXECUTED AS A DEED

By: Authorised Signatory
By: Signature of Authorised Signatory
_____________________________________    Signature of Authorised Signatory
Authorised Signatory                Name of Authorised Signatory
Authorised Signatory                Name of Authorised Signatory
in the presence of:
_____________________________________    Signature of Witness
Authorised Signatory                Name of Witness
LIERSESTEENWEG 4                Address of Witness
2800 MECHELEN
LEGAL COUNSEL                Occupation of Witness

(Signature Page to Facility AJ Accession Agreement)

TELENET BVBA
EXECUTED AS A DEED

By: Authorised Signatory
_____________________________________    Signature of Authorised Signatory
Authorised Signatory                Name of Authorised Signatory

(Signature Page to Facility AJ Accession Agreement)

TELENET INTERNATIONAL FINANCE S.À R.L.
EXECUTED AS A DEED

By: Authorised Signatory

_____________________________________    Signature of Authorised Signatory
Authorised Signatory                Name of Authorised Signatory
in the presence of:
_____________________________________    Signature of Witness
Authorised Signatory                Name of Witness
LIERSESTEENWEG 4                Address of Witness
2800 MECHELEN
LEGAL COUNSEL                 Occupation of Witness

(Signature Page to Facility AJ Accession Agreement)

TELENET GROUP HOLDING NV
EXECUTED AS A DEED

By: Authorised Signatory

_____________________________________    Signature of Authorised Signatory
Authorised Signatory                Name of Authorised Signatory

(Signature Page to Facility AJ Accession Agreement)

TELENET VLAANDEREN NV
EXECUTED AS A DEED

By: Authorised Signatory

_____________________________________    Signature of Authorised Signatory
Authorised Signatory                Name of Authorised Signatory

(Signature Page to Facility AJ Accession Agreement)

TELENET GROUP BVBA
EXECUTED AS A DEED

By: Authorised Signatory

_____________________________________    Signature of Authorised Signatory
Authorised Signatory                Name of Authorised Signatory

(Signature Page to Facility AJ Accession Agreement)

TELENET ADDITIONAL FACILITY AJ LENDER
TELENET FINANCE LUXEMBOURG NOTES S.À R.L.
EXECUTED AS A DEED
By: ________________________________
Name: Authorised Signatory
Title: MANAGER

(Signature Page to Facility AJ Accession Agreement)